Document and Entity Information (USD $)	12 Months Ended
Dec. 31, 2009
Document and Entity Information [Abstract]
Entity Registrant Name	Shinhan Financial Group Co Ltd
Entity Central Index Key	0001263043
Document Type	20-F
Document Period End Date	2009-12-31
Amendment Flag	false
Document Fiscal Year Focus	2009
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float	$ 17,544,897,361
Entity Common Stock, Shares Outstanding	474,199,587

Consolidated Statement of Balance Sheets In Thousands	12 Months Ended
	Dec. 31, 2009 USD ( $)	Dec. 31, 2008 KRW ( ₩)	Dec. 31, 2009 KRW ( ₩)
Assets
Cash and cash equivalents	$ 3,749,517	₩ 1,364,777,000	₩ 4,363,125,000
Restricted cash (Note 4)	6,852,504	7,049,312,000	7,973,917,000
Interest-bearing deposits	1,859,669	1,626,880,000	2,164,004,000
Call loans and securities purchased under resale agreements (Note 5)	1,156,915	3,065,870,000	1,346,244,000
Trading assets (Note 6)	9,708,311	18,700,942,000	11,297,076,000
Securities:
Available-for-sale securities (Note 7)	23,728,694	29,016,011,000	27,611,895,000
Held-to-maturity securities (Note 7)	10,994,386	8,696,144,000	12,793,618,000
Loans (net of allowance for loan losses of Won 3,200,633 in 2008 and Won 3,637,994 in 2009) (Note 8)	142,305,286	167,308,055,000	165,593,546,000
Customers' liability on acceptances	2,389,284	2,433,097,000	2,780,290,000
Premises and equipment, net (Note 9)	2,094,284	2,412,464,000	2,437,014,000
Intangible assets (Note 10)	1,088,475	1,678,278,000	1,266,604,000
Goodwill (Note 10)	3,270,246	3,892,393,000	3,805,422,000
Security deposits	1,137,513	1,333,783,000	1,323,666,000
Other assets (Notes 11 and 24)	8,725,557	12,395,127,000	10,153,495,000
Total Assets	219,060,641	260,973,133,000	254,909,916,000
Deposits:
Interest-bearing (Note 12)	121,006,232	119,762,461,000	140,808,902,000
Non-interest-bearing (Note 12)	2,483,210	2,942,034,000	2,889,587,000
Trading liabilities (Note 6)	3,923,030	11,830,665,000	4,565,034,000
Acceptances outstanding	2,389,284	2,433,097,000	2,780,290,000
Short-term borrowings (Note 13)	8,348,607	23,224,991,000	9,714,857,000
Secured borrowings (Note 14)	6,827,130	10,225,777,000	7,944,390,000
Long-term debt (Notes 15 and 21)	38,495,235	49,651,706,000	44,794,981,000
Future policy benefits (Note 16)	7,141,527	7,260,333,000	8,310,238,000
Accrued expenses and other liabilities (Notes 17 and 24)	10,786,961	15,677,926,000	12,552,247,000
Total Liabilities	201,401,216	243,008,990,000	234,360,526,000
Commitments and contingencies (Note 31)
Equity:
Common stock, Won 5,000 par value; 1 billion shares authorized; 396,199,587 shares issued and 396,199,058 shares outstanding in 2008 and 474,199,587 shares issued and outstanding in 2009 (Note 20)	2,037,552	1,980,998,000	2,370,998,000
Redeemable convertible preferred stock, Won 5,000 par value; 14,721,000 shares issued and outstanding in 2008 and 2009 (Note 21)	63,254	73,605,000	73,605,000
Redeemable preferred stock, Won 5,000 par value; 28,990,000 shares issued and outstanding in 2008 and 2009 (Note 21)	124,565	144,950,000	144,950,000
Additional paid-in capital	6,907,333	7,147,165,000	8,037,718,000
Retained earnings (Note 22)	7,409,372	7,709,897,000	8,621,915,000
Accumulated other comprehensive income, net of taxes (Note 37)	832,735	595,481,000	969,013,000
Less: Treasury stock, at cost, 529 shares in 2008 (Note 20)	0	(28,000)	0
Total Group stockholders' equity	17,374,811	17,652,068,000	20,218,199,000
Noncontrolling interest	284,614	312,075,000	331,191,000
Total liabilities and equity	$ 219,060,641	₩ 260,973,133,000	₩ 254,909,916,000

Consolidated Statement of Balance Sheets (Parenthetical) In Millions, except Share data	Dec. 31, 2009	Dec. 31, 2009 KRW ( ₩)	Dec. 31, 2008	Dec. 31, 2008 KRW ( ₩)
Assets
Allowance for loan losses		₩ 3,637,994		₩ 3,200,633
Equity:
Common stock, par value		₩ 5,000		₩ 5,000
Common stock, shares authorized	1,000,000,000		1,000,000,000
Common stock, shares issued	474,199,587		396,199,587
Common stock, shares outstanding	474,199,587		396,199,058
Redeemable convertible preferred stock, par value		₩ 5,000		₩ 5,000
Redeemable convertible preferred stock, shares issued	14,721,000		14,721,000
Redeemable convertible preferred stock, shares outstanding	14,721,000		14,721,000
Redeemable preferred stock, par value		₩ 5,000		₩ 5,000
Redeemable preferred stock, shares issued	28,990,000		28,990,000
Redeemable preferred stock, shares outstanding	28,990,000		28,990,000
Treasury stock, shares	0		529

Consolidated Statements of Income In Thousands, except Share data	12 Months Ended
	Dec. 31, 2009 USD ( $)	Dec. 31, 2009 KRW ( ₩)	Dec. 31, 2008 KRW ( ₩)	Dec. 31, 2007 KRW ( ₩)
Interest and dividend income
Interest and fees on loans	$ 8,786,903	₩ 10,224,880,000	₩ 12,109,332,000	₩ 10,185,349,000
Interest and dividends on securities (Note 7)	1,591,697	1,852,178,000	1,775,081,000	1,402,712,000
Interest and dividends on trading assets	194,845	226,732,000	468,656,000	299,759,000
Other interest income	252,282	293,567,000	380,871,000	261,432,000
Total interest income	10,825,727	12,597,357,000	14,733,940,000	12,149,252,000
Interest expense
Interest on deposits	3,599,195	4,188,204,000	4,714,252,000	3,510,653,000
Interest on short-term borrowings (Note 13)	476,970	555,026,000	865,695,000	659,836,000
Interest on secured borrowings	284,126	330,624,000	562,735,000	510,470,000
Interest on long-term debt	1,957,134	2,277,419,000	2,761,858,000	2,256,293,000
Other interest expense	21,275	24,755,000	50,028,000	41,644,000
Total interest expense	6,338,700	7,376,028,000	8,954,568,000	6,978,896,000
Net interest income	4,487,027	5,221,329,000	5,779,372,000	5,170,356,000
Provision for credit losses (Note 8)	1,891,603	2,201,164,000	1,436,598,000	80,559,000
Net interest income after provision for credit losses	2,595,424	3,020,165,000	4,342,774,000	5,089,797,000
Non-interest income
Commissions and fees (Note 18)	2,320,641	2,700,414,000	2,595,215,000	2,611,641,000
Net trust management fees	59,657	69,420,000	69,163,000	72,772,000
Net trading profits (losses) (Note 6)	(444,259)	(516,962,000)	584,330,000	(209,721,000)
Net gains on securities (Note 7)	276,204	321,405,000	13,092,000	213,063,000
Impairment loss on debt securities:
Gross Impairment losses on debt securities	(12,256)	(14,262,000)	(148,894,000)	(43,741,000)
Less: Impairment recognized in OCI	822	957,000
Net impairment losses on debt securities	(11,434)	(13,305,000)	(148,894,000)	(43,741,000)
Income from other investment	229,920	267,546,000	317,211,000	180,880,000
Net gains (losses) on foreign exchange	821,758	956,238,000	(566,751,000)	146,351,000
Insurance income	1,056,209	1,229,057,000	1,329,274,000	1,119,388,000
Other (Note 19)	576,571	670,928,000	378,777,000	647,573,000
Total non-interest income	4,885,267	5,684,741,000	4,571,417,000	4,738,206,000
Non-interest expense
Employee compensation and other benefits (Note 27)	1,719,070	2,000,396,000	1,817,473,000	2,056,348,000
Depreciation and amortization (Notes 9 and 10)	613,175	713,521,000	871,416,000	812,345,000
General and administrative expenses	746,201	868,317,000	882,135,000	877,860,000
Credit card fees	637,429	741,744,000	700,403,000	665,908,000
Provision (reversal) for other losses	142,859	166,238,000	(18,467,000)	72,371,000
Insurance fees on deposits	138,862	161,586,000	132,705,000	130,560,000
Other fees and commission expense	390,217	454,077,000	422,146,000	445,711,000
Taxes (except income taxes)	123,193	143,354,000	179,009,000	128,172,000
Insurance operating expense	1,251,498	1,456,306,000	1,037,797,000	1,350,468,000
Other (Note 19)	371,088	431,816,000	702,243,000	205,248,000
Total non-interest expense	6,133,592	7,137,355,000	6,726,860,000	6,744,991,000
Income before income tax expense	1,347,099	1,567,551,000	2,187,331,000	3,083,012,000
Income tax expense (Note 24)	364,393	424,026,000	694,931,000	1,058,444,000
Net income	982,706	1,143,525,000	1,492,400,000	2,024,568,000
Net income attributable to noncontrolling interests	8,313	9,673,000	11,701,000	94,956,000
Net income attributable to the Group	$ 974,393	₩ 1,133,852,000	₩ 1,480,699,000	₩ 1,929,612,000
Basic
Net income per share	$ 1.68	₩ 1,957	₩ 2,993	₩ 4,250
Diluted
Net income per share	$ 1.67	₩ 1,955	₩ 2,955	₩ 4,172
Average common shares issued and outstanding	461,500,172		417,673,260	403,474,783
Average diluted common shares issued and outstanding	476,221,172		432,394,260	417,227,827

Consolidated Statements of Changes in Equity (Parenthetical) (KRW ₩)	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Cash dividends, per share	₩ 900	₩ 900	₩ 900
Total Group Stockholders' Equity
Cash dividends, per share	₩ 900	₩ 900	₩ 900
Retained Earnings
Cash dividends, per share	₩ 900	₩ 900	₩ 900

Consolidated Statements of Cash Flows In Thousands	12 Months Ended
	Dec. 31, 2009 USD ( $)	Dec. 31, 2009 KRW ( ₩)	Dec. 31, 2008 KRW ( ₩)	Dec. 31, 2007 KRW ( ₩)
Cash flows from operating activities
Net income	$ 982,706	₩ 1,143,525,000	₩ 1,492,400,000	₩ 2,024,568,000
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for credit losses	1,891,603	2,201,164,000	1,436,598,000	80,559,000
Provision for future policy benefit	452,424	526,463,000	(71,059,000)	618,977,000
Depreciation and amortization	613,175	713,521,000	871,416,000	812,345,000
Accretion of discounts on long-term debt	43,096	50,148,000	140,635,000	148,826,000
Amortization on deferred loan origination fees and costs	81,134	94,411,000	151,073,000	234,059,000
Amortization on investment debt securities	(16,110)	(18,746,000)	(32,279,000)	4,347,000
Net gain on equity investments	(52,732)	(61,362,000)	(53,067,000)	(79,863,000)
Net trading (profits) losses	444,259	516,962,000	(584,330,000)	209,721,000
Net gain on sale of available-for-sale securities	(357,664)	(416,196,000)	(110,463,000)	(246,102,000)
Impairment loss on securities	92,894	108,096,000	246,265,000	76,780,000
Net (gain) loss on sale of premises and equipment	(12,152)	(14,140,000)	(1,604,000)	(7,131,000)
Provision (reversal) for other losses	142,859	166,238,000	(18,467,000)	72,371,000
Net gain on sales of other assets	(75,058)	(87,340,000)	(99,821,000)	(61,220,000)
Gain on deconsolidation	(27,442)	(31,933,000)
Net unrealized foreign exchange (gains) losses	(939,700)	(1,093,482,000)	805,429,000	14,267,000
Expense (reversal) on stock option	44,753	52,077,000	(114,058,000)	104,042,000
Impairment loss on goodwill	51,147	59,517,000	128,394,000
Impairment loss on other investments	12,721	14,802,000	33,206,000	11,741,000
Net gain on sale of loans	(22,506)	(26,189,000)	(1,196,000)	(5,301,000)
Net changes in:
Restricted cash	(807,722)	(939,905,000)	(2,304,511,000)	2,120,453,000
Trading assets	5,913,876	6,881,682,000	(7,934,088,000)	(5,535,274,000)
Other assets	1,509,861	1,756,950,000	(1,714,095,000)	(1,496,233,000)
Trading liabilities	(6,243,828)	(7,265,631,000)	9,322,022,000	895,288,000
Accrued expenses and other liabilities	(2,248,542)	(2,616,515,000)	2,315,268,000	2,770,178,000
Net cash provided by operating activities	1,473,052	1,714,117,000	3,903,668,000	2,767,398,000
Cash flows from investing activities
Net change in interest-bearing deposit assets	(483,070)	(562,124,000)	(533,050,000)	(365,226,000)
Net change in call loans and securities purchased under resale agreements	1,275,118	1,483,791,000	(2,158,154,000)	1,063,677,000
Proceeds from sales of available-for-sale securities	1,341,473	1,561,005,000	2,473,684,000	4,330,853,000
Proceeds from maturities of available-for-sale securities	10,614,770	12,351,877,000	7,274,598,000	7,269,091,000
Purchases of available-for-sale securities	(10,027,790)	(11,668,839,000)	(16,325,479,000)	(16,227,787,000)
Proceeds from maturities of held-to-maturity securities	1,912,063	2,224,973,000	6,237,970,000	1,953,059,000
Purchases of held-to-maturity securities	(5,453,194)	(6,345,609,000)	(6,680,646,000)	(2,547,434,000)
Loan originations and principal collections, net	(4,707,354)	(5,477,713,000)	(16,141,642,000)	(17,620,125,000)
Proceeds from sales of premises and equipment	59,797	69,583,000	92,158,000	11,263,000
Purchases of premises and equipment	(328,489)	(382,246,000)	(411,017,000)	(453,706,000)
Net change in security deposits	5,315	6,185,000	(38,904,000)	(141,982,000)
Increase of goodwill	(2,838)	(3,303,000)
Acquisition of subsidiaries, net of cash acquired			(46,278,000,000)	(5,960,417,000,000)
Deconsolidation of subsidiaries	(1,211)	(1,409,000)
Proceeds from sales of equity method investments	104,758	121,902,000	8,613,000	12,291,000
Acquisition of equity method investments	(98,427)	(114,535,000)	(264,136,000)	(58,196,000)
Net change in other investments	(643,919)	(749,297,000)	(395,972,000)	(480,268,000)
Net cash used in investing activities	(6,432,998)	(7,485,759,000)	(26,908,255,000)	(29,214,907,000)
Cash flows from financing activities
Net increase in interest-bearing deposit liabilities	21,750,952	25,310,495,000	14,955,203,000	11,286,195,000
Net increase (decrease) in non-interest-bearing deposits	(45,071)	(52,447,000)	(220,276,000)	(755,843,000)
Net increase (decrease) in short-term borrowings	(11,361,330)	(13,220,611,000)	7,079,775,000	4,345,085,000
Proceeds from issuance of secured borrowings	2,092,163	2,434,546,000	4,503,126,000	5,356,410,000
Repayment of secured borrowings	(4,026,555)	(4,685,501,000)	(5,826,397,000)	(4,769,939,000)
Proceeds from issuance of long-term debt	13,866,923	16,136,245,000	13,097,327,000	20,165,044,000
Repayment of long-term debt	(14,756,286)	(17,171,152,000)	(12,673,038,000)	(11,225,192,000)
Proceed from the issuance of common stock	1,095,914	1,275,260,000
Issuance of redeemable convertible preferred stock				850,962,000,000
Issuance of redeemable preferred stock				2,885,276,000,000
Purchases of treasury stock				(372,000,000)
Sale of treasury stock	21	25,000		406,795,000
Cash dividends paid	(198,157)	(230,586,000)	(572,004,000)	(336,994,000)
Increase of noncontrolling interest	14,343	16,690,000	2,328,000	54,981,000
Net cash provided by financing activities	8,432,917	9,812,964,000	20,346,044,000	28,262,408,000
Effect of exchange rate changes on cash	(896,296)	(1,042,974,000)	443,514,000	73,604,000
Net increase (decrease) in cash and cash equivalents	2,576,676	2,998,348,000	(2,215,029,000)	1,888,503,000
Cash and cash equivalents
Beginning of year	1,172,841	1,364,777,000	3,579,806,000	1,691,303,000
End of year	3,749,517	4,363,125,000	1,364,777,000	3,579,806,000
Supplemental disclosure of cash flow information
Cash paid for interest	6,948,577	8,085,712,000	8,297,836,000	6,514,034,000
Cash paid for income taxes	602,281	700,844,000	985,904,000	676,764,000
Acquisitions:
Fair value of net assets acquired				765,123,000,000
Goodwill				81,153,000,000
Consideration other than cash				814,971,000,000
Securities and other investments received in connection with loan restructuring	34,436	40,072,000		2,783,000
Increase in cumulative translation adjustments, net of taxes	(58,356)	(67,906,000)	142,257,000	7,958,000
Increase (decrease) in unrealized gains (losses) on available-for-sale securities, net of taxes	379,355	441,438,000	(308,976,000)	613,359,000
Increase in premises and equipment transferred from other receivables				107,466,000,000
Increase in equity method investment due to deconsolidation	$ 108,963	₩ 126,795,000

General Information and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2009
General Information and Summary of Significant Accounting Policies [Abstract]
General Information and Summary of Significant Accounting Policies

1.	General Information and Summary of Significant Accounting Policies

Business

Shinhan Financial Group Co., Ltd. is a financial holding company incorporated in the Republic of Korea (Korea) under the Financial Holding Company Act of Korea. Shinhan Financial Group Co., Ltd. and its subsidiaries (collectively, the Group) engage in banking and a variety of related businesses to provide a wide range of financial services to corporations, governments, institutions and individuals.

The principal subsidiaries of the Group at December 31 are as follows:

	Country of	Percentage of Ownership(1)
	Incorporation	2007	2008	2009

Shinhan Bank	Korea	100%	100%	100%
Shinhan Investment Corp. (Formerly Good Morning Shinhan Securities Co., Ltd.)(2)	Korea	100%	100%	100%
Shinhan Card Co., Ltd. (Formerly LG Card Co., Ltd.)(3)	Korea	100%	100%	100%
Shinhan Capital Co., Ltd.	Korea	100%	100%	100%
Jeju Bank	Korea	62.42%	62.42%	68.88%
Shinhan Credit Information Co., Ltd.	Korea	100%	100%	100%
Shinhan Private Equity Inc.	Korea	100%	100%	100%
Shinhan Life Insurance Co., Ltd.	Korea	100%	100%	100%
SHC Management Co., Ltd. (Formerly Shinhan Card Co., Ltd.)(4)	Korea	100%	100%	100%

Note:

(1)	Direct and indirect ownership are combined. All holdings are in common stock of the respective subsidiaries.

(2)	The former Good Morning Shinhan Securities Co., Ltd. changed its name to “Shinhan Investment Corp.”.

(3)	On March 23, 2007, the Group acquired 78.58% of the issued and outstanding common stock of LG Card Co., Ltd. (LG Card) where the Group had owned 7.15% interest through a tender offer. On September 21, 2007, the Group completed the acquisition of the remaining LG Card shares through a tender offer and share exchange, and the Group’s ownership increased to 100%.

(4)	On October 1, 2007, LG Card acquired and assumed all assets, liabilities and contracts of the former Shinhan Card and changed its name to “Shinhan Card”. Also, the former Shinhan Card changed its name to “SHC Management Co., Ltd.”.

The Group is subject to the provisions of the Financial Holding Company Act of Korea. Shinhan Bank and Jeju Bank conduct operations in accordance with the provisions of the Bank Act of Korea, including their activities in the commercial banking business. Shinhan Bank and Jeju Bank also engage in the trust business subject to the Financial Investment Services and Capital Market Act (“FSCMA”) and other relevant laws.

Principles of Consolidation

The consolidated financial statements, presented in accordance with U.S. generally accepted accounting principles (US GAAP), include the accounts of Shinhan Financial Group Co., Ltd. and its majority-owned subsidiaries. The Group consolidates subsidiaries in which it holds, directly or indirectly, more than 50% of the voting rights or where it exercises control. All significant intercompany transactions and balances have been eliminated in consolidation. Operating results of companies purchased are included from the dates of the acquisition. Assets held in an agency or trust management capacities are not included in the consolidated financial statements. The Group accounts for investments in companies in which it owns voting or economic interest of 20% to 50% and for which it has significant influence over operating and financing decisions using the equity method of accounting and the pro rata share of their income (loss) is included in other noninterest income (expense). Investments in joint ventures, where the Group does not have unilateral control, are also accounted for using the equity method of accounting. Investments in companies where the Group owns less than 20% and does not have the ability to exercise significant influence over operating and financing decisions are accounted for using the cost method of accounting. Income from these investments is recognized when dividends are received. As discussed below, the Group consolidates entities deemed to be variable interest entities (VIEs) when the Group is determined to be the primary beneficiary of the VIEs.

Variable Interest Entities

An entity is referred to as a variable interest entity (VIE) if it meets the criteria outlined in ASC 810, Consolidation (formerly FASB Interpretation No. 46(R), Consolidation of Variable Interest Entities (revised December 2003) (FIN 46(R)), which are: (1) the entity has equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) the entity has equity investors that cannot make significant decisions about the entity’s operations or that do not absorb the expected losses or receive the expected residual returns of the entity.

In addition, a VIE must be consolidated by the Group if it is deemed to be the primary beneficiary of the VIE, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

Along with the VIEs that are consolidated in accordance with these guidelines, the Group has significant variable interests in other VIEs that are not consolidated because the Group is not the primary beneficiary. These include Special Purpose Entities (SPEs) where the Group provides credit enhancement or liquidity guarantees, and various investment trust funds. All other entities not deemed to be VIEs, with which the Group has involvement, are evaluated for consolidation under other subtopics of ASC 810 (formerly Accounting Research Bulletin (ARB) No. 51, Consolidated Financial Statements, SFAS No. 94, Consolidation of All Majority-Owned Subsidiaries and EITF Issue No. 04-5, Determining whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity when the Limited Partners Have Certain Rights).

Foreign Currency Translation

Assets, liabilities and operations of foreign branches and subsidiaries are recorded based on the functional currency of each entity. For certain foreign operations, the functional currency is the local currency or the US dollar, in which case assets and liabilities are translated, for consolidation purposes, at the current exchange rates from the local currency to the reporting currency, the Korean Won. Income and expenses are translated at the weighted-average exchange rate for the reporting period. The resulting translation adjustments are reported as a component of accumulated other comprehensive income within equity on an after-tax basis.

Foreign currency transactions executed by domestic Korean entities are accounted for at the exchange rates prevailing on the related transaction dates. Assets and liabilities denominated in foreign currencies are translated to the Korean Won using period-end exchange rates. Gains and losses resulting from the settlement of foreign currency transactions and from the translation of assets and liabilities denominated in foreign currencies are recognized in the consolidated statements of income except for gains and losses arising from the translation of available-for-sale securities which are recorded as a component of accumulated other comprehensive income within equity on an after-tax basis.

Use of Estimates

The preparation of the consolidated financial statements requires management of the Group to make certain estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Significant items subject to such estimates and assumptions include allowances for loan losses and off-balance sheet credit instruments, impairment of goodwill and intangible assets, fair value measurements, consolidation decision for special purpose entities,contingent liabilities, future policy benefits, deferred policy acquisition costs, , valuation allowance for deferred tax assets, valuation of businesses acquired, useful lives of property and equipment and definite lived intangible assets, share-based compensation, valuation of derivative instruments and other than temporary impairment for securities. Actual results could differ from those estimates.

Cash and Cash Equivalents

For the purpose of the consolidated statements of cash flows, cash and cash equivalents include cash on hand, cash items in the process of collection, amounts due from banks and other financial institutions, all of which have original maturities within 90 days.

Securities Purchased under Resale Agreements and Securities Sold under Repurchase Agreements

Securities purchased under resale agreements and securities sold under repurchase agreements are treated as collateralized financing transactions and are carried on the consolidated balance sheets at the amount at which the securities will be subsequently resold or repurchased, including accrued interest, as specified in the respective agreements. Interest earned on resale agreements and interests incurred on repurchase agreements are reported as interest income and interest expense, respectively. The Group’s policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased and resold is monitored, and additional collateral is obtained where appropriate to protect the Group against credit exposure.

Trading Assets and Liabilities, including Derivatives

Trading assets include securities that are bought and held principally for the purpose of selling them in the near term. Trading positions are carried at fair value and recorded on a trade date basis. The Group recognizes changes in the fair value of trading positions in net trading profits (losses). Interest and dividends are recognized when earned and included in interest and dividends on trading assets.

Fair value of trading positions is generally based on quoted market prices or quoted market prices for similar assets and liabilities. If these market prices are not available, fair values are estimated based on dealer quotes, pricing models, discounted cash flow methodologies, or similar techniques for which the determination of fair value may require significant management judgment or estimation.

Trading assets and liabilities also include derivatives used for trading purposes and for non-trading purposes that do not qualify for hedge accounting which are recognized on the consolidated financial statements at fair value. Trading and non-trading derivatives include interest rate and foreign currency swaps, equity conversion options, credit indexed contracts, puts and calls, caps and floors, warrants, futures and forwards. The Group recognizes changes in the fair value of trading and non-trading derivatives that do not qualify for hedge accounting in net trading profits (losses).

For exchange-traded contracts, fair value is based on quoted market prices. For non-exchange traded contracts, fair value is based on dealer quotes, pricing models, discounted cash flow methodologies, or similar techniques for which the determination of fair value may require significant management judgment or estimation. Valuations of derivative assets and liabilities reflect the value of the instruments including adjustments associated with counterparty credit risk and the Group’s nonperformance risk, respectively.

Derivatives and Hedging Activities

As part of its asset and liability management process, the Group uses various derivative instruments including interest rate and foreign currency swaps to manage various interest rate and foreign exchange exposures or modify interest rate characteristics of various balance sheet accounts. Certain derivative contracts such as interest rate swaps and cross currency swaps are entered into for non-trading purposes and intended to serve as economic hedges of risk but do not qualify for hedge accounting.

The Group accounts for derivative and hedging activities in accordance with ASC 815-10 (formerly SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended (SFAS 133)), which requires that all derivative instruments be recorded on the balance sheet at their respective fair values. On the date a non-trading derivative contract is entered into, the Group designates the derivative as either a hedge of the fair value of a recognized asset or liability or of an unrecognized firm commitment (fair value hedge), a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge), a foreign-currency fair-value or cash-flow hedge (foreign currency hedge), or a hedge of a net investment in a foreign operation. For all hedging relationships the Group formally documents the hedging relationship and its risk-management objective and strategy for undertaking the hedge, the hedging instrument, the hedged item, the nature of the risk being hedged, how the hedging instrument’s effectiveness in offsetting the hedged risk will be assessed prospectively and retrospectively, and a description of the method of measuring ineffectiveness. This process includes linking all derivatives that are designated as fair-value, cash-flow, or foreign-currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. The Group also formally assesses, both at the hedge’s inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items.

Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a fair-value hedge, along with the loss or gain on the hedged asset or liability or unrecognized firm commitment of the hedged item that is attributable to the hedged risk, are recorded in earnings. Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a cash-flow hedge are recorded in other comprehensive income to the extent that the derivative is effective as a hedge, until earnings are affected by the variability in cash flows of the designated hedged item. Changes in the fair value of derivatives that are highly effective as hedges and that are designated and qualify as foreign-currency hedges are recorded in either earnings or other comprehensive income, depending on whether the hedge transaction is a fair-value hedge or a cash-flow hedge. However, if a derivative is used as a hedge of a net investment in a foreign operation, its changes in fair value, to the extent effective as a hedge, are recorded in the cumulative translation adjustments account within other comprehensive income. The ineffective portion of the change in fair value of a derivative instrument that qualifies as a cash-flow hedge is reported in earnings. Changes in the fair value of derivative trading instruments are reported in current period earnings.

The Group discontinues hedge accounting prospectively when it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of the hedged item, the derivative expires or is sold, terminated, or exercised, the derivative is no longer designated as a hedging instrument because it is unlikely that a forecasted transaction will occur, a hedged firm commitment no longer meets the definition of a firm commitment, or management determines that designation of the derivative as a hedging instrument is no longer appropriate.

In all situations in which hedge accounting is discontinued and the derivative is retained, the Group continues to carry the derivative at its fair value on the balance sheet and recognizes any subsequent changes in its fair value in earnings. When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the Group no longer adjusts the hedged asset or liability for changes in fair value. The adjustment of the carrying amount of the hedged asset or liability is accounted for in the same manner as other components of the carrying amount of that asset or liability. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the Group removes any asset or liability that was recorded pursuant to recognition of the firm commitment from the balance sheet, and recognizes any gain or loss in earnings. When it is probable that a forecasted transaction will not occur, the Group discontinues hedge accounting if not already done and recognizes immediately in earnings gains and losses that were accumulated in other comprehensive income.

The short-cut method of hedge accounting assumes no ineffectiveness in a hedging relationship involving an interest rate swap and an interest-bearing asset or liability. The changes in the fair value or cash flows that are attributable to the risk being hedged will be completely offset at the hedge’s inception and on an on-going basis. Under the short-cut method, among other requirements, the critical terms of the derivative instrument and the hedged item should be initially the same and subsequently stay the same throughout the hedge’s life to support the ongoing application of hedge accounting.

Certain Hybrid Financial Instruments

In accordance with ASC 851-15 (formerly SFAS No. 155, Accounting for Certain Hybrid Financial Instruments (SFAS 155)), hybrid financial instruments — such as structured notes containing embedded derivatives that otherwise would require bifurcation, as well as certain interest-only instruments — may be accounted for at fair value if the Group makes an irrevocable election to do so on an instrument-by-instrument basis. The changes in fair value are recorded in current earnings. On January 1, 2007, the Group adopted fair value election on certain hybrid financial instruments and as a result, the opening balance of retained earnings as of January 1, 2007 has been decreased by ~~W~~274 million.

Securities

Securities primarily consist of asset-backed securities and debt securities issued by Korean Treasury, financial institutions and corporations as well as marketable equity securities. The Group classifies its debt securities in one of three categories: trading, available-for-sale, or held-to-maturity and its equity securities into trading or available-for-sale. Trading securities are bought and held principally for the purpose of selling them in the near term. Held-to-maturity debt securities are those securities in which the Group has the positive intent and ability to hold the security until maturity. All securities not included in trading or held-to-maturity are classified as available-for-sale.

Available-for-sale securities are recorded at fair value. Held-to-maturity debt securities are recorded at amortized cost, adjusted for the amortization or accretion of premiums or discounts. Unrealized holding gains and losses, net of the related tax effect, on available-for-sale securities are excluded from earnings and are reported as a separate component of other comprehensive income until realized. Realized gains and losses from the sale of available-for-sale securities are determined using the moving average method for equity securities or specific identification method for debt securities.

As of January 1, 2009, the Group adopted FSP FAS 115-2 and FAS 124-2 (now ASC 320-10, Investments-Debt and Equity Securities: Recognition of an Other-than-temporary impairment, “OTTI”) (formerly FSP FAS 115-2 and FAS 124-2). OTTI must be recognized if an investor has the intent to sell the debt security or if it is more likely than not that it will be required to sell the debt security before recovery of its amortized cost basis. In addition, the guidance changes the amount of impairment to be recognized in current-period earnings when an investor does not have the intent to sell, or if it is more likely than not that it will not be required to sell the debt security, as in these cases only the amount of the impairment associated with credit losses is recognized in income, while the rest of the fair value loss is recognized in other comprehensive income. But declines in the fair value of available-for-sale equity securities below their cost that are deemed to be other-than-temporary are recorded in earnings. When the Group does not intend to sell available-for-sale equity or debt securities in an unrealized loss position, potential OTTI is considered using a variety of factors, including the length of time and extent to which the market value has been less than cost; adverse conditions specifically related to the industry, geographic area or financial condition of the issuer or underlying collateral of a security; payment structure of the security; changes to the rating of the security’s issuer; the volatility of the fair value changes; and changes in fair value of the security after the balance sheet date. For equity securities, the Group considers the above factors, as well as the Group’s intent and ability to retain its investment for a period of time sufficient to allow for any anticipated recovery in market value, and whether evidence exists to support a realizable value equal to or greater than the carrying value.

Premiums and discounts are amortized or accreted over the life of the related held-to-maturity or available-for-sale security as an adjustment to yield using the effective interest method. Dividend and interest income are recognized when earned.

Certain equity securities that do not have readily determinable fair values or have sales restrictions exceeding one year are classified as other investments under other assets. For investments in which the Group has significant influence over the investees, the equity method is applied. Certain alternative investments which meet both of the criteria under ASC 820-10-15-4 are measured at fair value determined by net asset value per share and the resulting valuation gain or loss is recognized through profit or loss which is recorded in non-interest income. All the other equity securities included in the category of other investments are recorded using the cost method under which there is no change to the cost basis unless there is other-than-temporary decline in value. If the decline is determined to be other-than-temporary, the Group writes down the cost basis of the investment to its fair value. The amount of write-down is included in earnings under non-interest expense and dividend income earned on these securities is recorded in non-interest income.

Shinhan National Pension Service PEF 1st and Shinhan PEF 2nd, the Group’s subsidiaries, engage exclusively in venture capital activities. Venture capital investments are not within the scope of ASC 320-10 (formerly SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities (SFAS 115)), and are subject to specialized industry accounting for investment companies. Venture capital investments are recorded as trading assets and are carried at fair value with net changes in fair value recognized in net trading profits (losses). The fair values of publicly-traded securities held by these subsidiaries are generally based on quoted market prices. Securities that are held by these subsidiaries that are not publicly traded are initially recorded at cost, which is deemed to approximate the fair value as of the acquisition date. Subsequent to acquisition, management estimates the fair value based on investee transactions with unaffiliated parties, management’s review of the investee’s financial results and condition or the latest obtainable net asset value of the investees.

Loans

Loans are reported at their outstanding principal balances net of any unearned income, charge-offs, unamortized deferred fees and costs on originated loans, and premiums or discounts on purchased loans. Loan origination fees and certain direct origination costs are deferred and recognized as adjustments to income over the lives of the related loans. Unearned income, discounts and premiums are amortized using methods that approximate the effective interest method.

The Group generally ceases the accrual of interest when principal or interest payments become past due. Any unpaid interest previously accrued on such loans is reversed from income, and thereafter interest is recognized only to the extent payments are received. In applying payments on delinquent loans, payments are applied first to delinquent interest and normal interest, and then to principal until it is paid in full. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current. Interest accruals are continued for past-due loans collateralized by customer deposits.

Securities received by the Group involving loans that are restructured or settled are recorded at fair value of the security at the date of restructuring or settlement. Any difference between the security’s fair value and the net carrying amount of the loan is recorded as a charge-off or recovery, as appropriate.

Transfers of loans to third parties are accounted for as sales when control is surrendered to the transferee. The Group derecognizes such loans from the balance sheet including any related allowance and deferred loan origination costs, and recognizes all assets obtained, and liabilities incurred, including any recourse obligations to the transferee, at fair value. Any resulting gain or loss on the sales is recognized in earnings. Conversely, the Group recognizes loans transferred from third parties on the balance sheet when the Group obtains control of the loans or participates in a loan originated by another financial institution.

The Group provides equipment financing to its customers through a variety of lease arrangements. Direct financing leases are carried at the sum of the aggregate of minimum lease payments receivable, estimated unguaranteed residual value of the lease property and unamortized initial direct costs, less unearned income. Unearned income and initial direct costs are amortized to income using the effective interest method.

The Group purchases loans with and without evidence of credit quality deterioration since origination. Those loans with evidence of credit quality deterioration for which it is probable, at the time of acquisition, that all amounts due according to the contractual terms of the loan agreement will not be collected are accounted for under ASC 310-30 (formerly AICPA Statement of Position (SOP) 03-3, Accounting for Certain Loans or Debt Securities Acquired in a Transfer (SOP 03-3)). The Group analyzes for differences between contractual cash flows and cash flows expected to be collected from an investor’s initial investment in loans acquired in a transfer and if those differences are attributable, at least in part, to credit quality, such loans are recorded at fair value and “carrying over” or the creation of valuation allowances in the initial accounting of loans acquired in a transfer is prohibited. The prohibition of the valuation allowance carryover applies to the purchase of an individual loan, a pool of loans, a group of loans, and loans acquired in a purchase business combination. The excess of cash flows expected at purchase over the purchase price is recorded as interest income over the life of the loan. For those loans not within the scope of ASC 310-30, any difference between the purchase price and the par value of the loan is reflected in interest income over the life of the loan.

Allowance for Loan Losses

The Group’s allowance for loan losses is based upon management’s continuing review and evaluation of the loan portfolio and is management’s best estimate of probable losses that have been incurred as of the balance sheet date. The determination of the allowance for loan losses hinges upon various judgments and assumptions, including but not limited to, management’s assessment of probable losses on individual loans, domestic and international economic conditions, loan portfolio composition, transfer risks and prior loan loss experience. The allowance for loan losses is increased by the provision for loan losses, which is charged against current period operating results and decreased by the amount of charge-offs, net of recoveries.

The Group’s allowance for loan losses consists of (a) specific allowances for specifically identified impaired borrowers, and (b) general allowances for homogeneous pools of commercial and consumer loans, and other loans which are not specifically identified as impaired.

A commercial loan is considered impaired when, after consideration of current information and events, it is probable that the Group will be unable to collect all amounts due, including principal and interest, according to the contractual terms of the loan agreement. The Group considers the following types of loans to be impaired:

•	Loans classified as “substandard” or below according to asset classification guidelines of the Financial Services Commission (FSC) of the Republic of Korea.

•	Loans that are more than 90 days past due; and

•	Loans which are “troubled debt restructurings” under US GAAP

Once a loan has been identified as individually impaired, impairment is measured in accordance with ASC 310-10 (formerly SFAS No. 114, Accounting by Creditors for Impairment of a Loan, as amended by SFAS 118 (SFAS 114)). The Group’s measurement of the impairment of a loan, with the exception of large groups of smaller-balance homogeneous loans that are collectively evaluated for impairment, is based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, as a practical expedient, on the loan’s observable market price or on the fair value of the collateral if the loan is collateral dependent. If the resulting value is less than the book value of the loan, a specific allowance is established for an amount equal to the difference. Any amounts deemed uncollectible are charged against the allowance for loan losses. Recoveries of previously charged-off amounts are credited to the allowance for loan losses. Impairment criteria are applied to the entire loan portfolio, exclusive of leases and smaller-balance homogeneous loans such as residential mortgage, consumer loans and credit cards, which are evaluated collectively for impairment. Smaller-balance commercial loans, managed on a portfolio basis, are also evaluated collectively for impairment.

The allowance for non-impaired corporate loans, consumer loans and credit card loans is determined using several modeling tools, including a delinquency roll-rate model for credit cards, as well as a risk rating migration model for homogeneous pools of consumer and commercial loans. The loss factors developed through the use of such models are based on the Group’s historical loss experiences and may be adjusted for significant factors that, in management’s judgment, affect the collectibility of the portfolio as of the evaluation date.

The Group charges off unsecured consumer and credit card loan amounts past due greater than 180 days and the amount deemed uncollectible on financing leases is charged off when past due greater than one year.

Allowance for Off-Balance Sheet Credit Instruments

The Group maintains an allowance for credit losses on off-balance sheet credit instruments, such as commitments to extend credit, guarantees, acceptances, standby and commercial letters of credit and other financial instruments to absorb estimated probable losses related to these unfunded credit facilities. The allowance is estimated based on the assessment of the probability of commitment usage and credit risk factors for loans outstanding to these same customers. The allowance for credit losses for off-balance sheet credit instruments is included in other liabilities.

Following the implementation of a policy by the Korea Fair Trade Commission effective April 2008 that prohibited a unilateral lowering by the credit card company of the credit card limit of a cardholder except in the case of an impairment in the cardholder’s ability to repay, the Group established additional allowance for unfunded credit card commitments with respect to the unused credit card limit as the Group no longer control the unfunded credit card commitments.

The Group also began to apply, with respect to the off-balance sheet unused credit card limits, the same methodology used in calculating probabilities of default (“PDs”) with respect to credit card receivables, considering the current unstable financial market conditions as well as increased gross charge offs in the fiscal year 2009 compared to the fiscal year 2008. Previously, the Group applied a lower set of PDs to off-balance sheet unsued credit limits than to credit card receivables.

Foreclosed Assets

Assets acquired through, or in lieu of, loan foreclosures are held for sale and are initially recorded at fair value at the date of foreclosure, establishing a new cost basis. Subsequent to foreclosure, the assets are carried at the lower of their carrying amounts or fair values, less cost to sell, based on periodic valuation reviews performed by management. Revenues and expenses from operations and changes in the valuation allowance are included in other non-interest expense.

Securitizations

The Group primarily securitizes corporate loans, credit card receivables, mortgages and student loans.

There are two key accounting determinations that must be made relating to securitizations. First, in the case where the Group originated or owned the financial assets transferred to the securitization entity, a decision must be made as to whether that transfer is considered a sale under generally accepted accounting principles. If it is a sale, the transferred assets are removed from the Group’s consolidated balance sheets with a gain or loss recognized. Alternatively, when the transfer is not considered as a sale but rather a financing, the assets will remain on the Group’s consolidated balance sheets with an offsetting liability recognized in the amount of proceeds received.

Second, determination must be made as to whether the securitization entity is sufficiently independent. If so, the entity would not be included in the Group’s consolidated financial statements. For each securitization entity with which it is involved, the Group makes a determination of whether the entity should be considered a subsidiary of the Group and be included in its consolidated financial statements or whether the entity is sufficiently independent that it does not require consolidation. If the securitization entity’s activities are sufficiently restricted to meet accounting requirements to be a Qualifying Special Purpose Entities (QSPE), the securitization entity is not consolidated by the seller of transferred assets. If the securitization entity is determined to be a VIE, the Group consolidates the VIE, if it is the primary beneficiary.

Interest in the securitized and sold loans may be retained in the form of subordinated debts. Retained interests are primarily recorded as available-for-sale investments. Gains or losses on securitization and sale depend in part on the previous carrying amount of the loans involved in the transfer and proceeds are allocated between the loans sold and the retained interests based on their relative fair values at the date of sale. Gains are recognized at the time of securitization and are reported in non-interest income or expense.

The Group values its securitized retained interest at fair value using either financial models, quoted market prices, or sales of similar assets. Where quoted market prices are not available, the Group estimates the fair value of these retained interests by determining the present value of expected future cash flows using modeling techniques that incorporate management’s best estimates of key assumptions, including prepayment speeds, credit losses, and discount rates.

Transfers of Financial Assets

For a transfer of financial assets to be considered a sale, the assets must have been isolated from the Group, even in bankruptcy or other receivership; the purchaser must have the right to sell or pledge the assets transferred, or the purchaser must be a qualifying special purpose entity (QSPE) and the Group does not maintain effective control. If these sale requirements are met, the assets are removed from the Group’s consolidated balance sheet. If the conditions for sale are not met, the transfer is considered to be a secured borrowing, and the assets remain on the consolidated balance sheet. The sale proceeds are recognized as the Group’s liability. A legal opinion on a sale is generally obtained for complex transactions or where the Group has continuing involvement with assets transferred or with the securitization entity. Those opinions must state that the asset transfer is considered a sale and that the assets transferred would not be consolidated with other assets in the event of the Group’s insolvency.

Premises and Equipment

Buildings, equipment and furniture, leasehold improvements and operating lease assets are stated at cost less accumulated depreciation and amortization. Equipment under capital leases are stated at the present value of minimum lease payments less unguaranteed residual value. Depreciation of buildings and operating lease assets is calculated on the straight-line method over the estimated useful lives of the assets. Depreciation of equipment and furniture is calculated on a declining balance method over the estimated useful lives of the assets. Equipment under capital leases and leasehold improvements are amortized using the straight-line method over the shorter of the lease term or estimated useful lives of the assets. Gains or losses on sale of premises and equipment are determined by reference to their carrying amounts. Maintenance and repairs are charged to expense as incurred.

The Group capitalizes certain direct costs related to developing software for internal use, and amortizes such costs on a straight-line basis once the software is available for use in accordance with the ASC 350-40 (formerly SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use).

The estimated useful lives of premises and equipment are as follows:

Buildings	40 years
Equipment and furniture	4~5 years
Leasehold improvements	5 years
Operating lease assets	3~5 years
Capitalized software costs	4~5 years

Goodwill and Intangible Assets

Goodwill represents the cost of an acquired business in excess of the fair value of the net assets acquired. Other intangible assets represent purchased assets that also lack physical substance but can be distinguished from goodwill because of contractual or other legal rights, or because the asset is capable of being sold or exchanged either on its own or in connection with a related contract, asset, or liability. Goodwill and intangible assets acquired in a purchase business combination and determined to have an indefinite useful life are not amortized, but instead tested for impairment at least annually in accordance with the provisions of ASC 350-10 (formerly SFAS No. 142, Goodwill and Other Intangible Assets (SFAS 142)). Intangible assets with estimable useful lives are amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance with ASC 360-10 (formerly SFAS No. 144, Accounting for Impairment or Disposal of Long-Lived Assets (SFAS 144)).

The Group’s finite-lived intangible assets are comprised of core deposit, credit card relationship, brokerage customer relationship and Korea Securities Finance Corporation (KSFC) deposit and valuation of business acquired (VOBA) intangibles. Core deposit intangibles represent the value of the funding provided by a base of acquired demand and savings accounts, which the Group can expect to maintain for an extended period of time because of generally stable customer relationships. Credit card relationship and brokerage customer relationship intangibles reflect the value of revenues to be derived from a base of acquired customer credit card and brokerage accounts’ activities, which the Group can expect to maintain for an extended period of time. KSFC deposit intangibles represent the positive spread realized on the differences between the interest rate paid to the customers and the interest rate paid on the deposit with KSFC, which the Group can expect to maintain for an extended period of time. VOBA intangible represents the present value of future profits embedded in the acquired business, which is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. The Group has established VOBA primarily for its acquired traditional, interest-sensitive and variable businesses. Each of the traditional and interest-sensitive businesses is composed of life insurance and annuity contacts.

The finite-lived intangibles except VOBA are amortized using sum-of-the-years’-digit method over their estimated useful lives, which range from 1 to 18 years. The estimated weighted-average life of brokerage customer relationship intangibles, KSFC deposit intangibles and Shinhan Bank’s core deposit intangibles and credit card relationship intangibles are approximately 3, 3, 9 and 6 years, respectively, reflecting the run-off of economic value. VOBA is amortized over the effective lives of the acquired contracts. For acquired traditional business, VOBA is amortized in proportion to gross premiums of insurance in force, as applicable. For acquired interest-sensitive and variable businesses, VOBA is amortized in proportion to gross profits arising from the contracts and anticipated future experience, which is evaluated regularly.

The Group’s indefinite-lived intangible assets are composed of court deposits of Shinhan Bank and KSFC borrowings. Court deposit intangible asset represents the value of the funding provided by a base of court deposit accounts acquired in a business combination which the Group can expect to maintain for an indefinite period because that court deposit will be maintained indefinitely once appointed by courts. KSFC borrowing represents the value of the low cost funding from KSFC compared to the next available funding source in the market, and the Group expects to benefit from the borrowing agreement indefinitely because that borrowing agreement lasts indefinitely in accordance with the Securities and Exchange Act of Korea.

Deferred Policy Acquisition Costs (DAC)

Deferred Policy Acquisition Costs (DAC), included in other assets, represent the costs of acquiring new business, principally commissions, certain underwriting and agency expenses directly attributable to the policies written, and the cost of issuing policies.

For traditional business, DAC is amortized over the premium-paying periods of the related policies, in proportion to the ratio of the annual premium revenue to the total anticipated premium revenue in accordance with ASC 944-20 (formerly SFAS No. 60, Accounting and Reporting by Insurance Enterprises (SFAS 60)). Assumptions as to the anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied over the life of the policy.

For interest-sensitive and variable businesses, DAC is amortized at a constant rate based upon the present value of estimated gross profits expected to be realized in accordance with ASC 944-20 (formerly SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from Sale of Investments (SFAS 97)). The effect of changes in estimated gross profits on unamortized deferred acquisition costs is reflected in the period such estimated gross profits are revised.

Deferred policy acquisition costs are reviewed to determine if they are recoverable from future income, including investment income, and, if not recoverable, are charged to expense. All other acquisition expenses are charged to operations as incurred.

Future Policy Benefits

The Group’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. Major assumptions used for future policy benefits are mortality and interest rate. Expected mortality is generally based on the Group’s historical experience and the standard industry table including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Group to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

The Group’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Group does not establish loss reserves until a loss has occurred. However, unpaid claims and claim adjustment expenses include estimates of claims that the Group believes have been incurred but have not yet been reported as of the balance sheet date. The Group’s liability for future policy benefits also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts and unearned revenue.

Separate Account Assets and Liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds that are invested for certain policyholders. The assets consist of equity securities, policy loans and cash equivalents. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Group. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Group with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the consolidated statements of income. Separate account assets and liabilities are included in other assets and accrued expenses and other liabilities, respectively, and amounted to ~~W~~716,737 million and ~~W~~1,090,887 million as of December 31, 2008 and 2009, respectively.

Insurance Premium

Insurance Premiums from long-duration contracts, other than interest-sensitive life contracts, are earned when due as determined by the respective contract and estimates for premiums due but not yet collected are accrued. Premium collected for interest-sensitive contracts are not reported as revenue in the consolidated statements of income. Premiums from short-duration insurance contracts, principally accident and health policies, are earned over the related contract period.

Impairment

In accordance with ASC 360-10 (formerly SFAS 144), long-lived assets, such as premises, and equipment, and purchased intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Recoverability of assets to be held and used is measured by comparing the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows or quoted market prices in active markets if available, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Assets to be disposed of would be separately presented in the consolidated balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and are no longer depreciated. The assets and liabilities of a disposal group classified as held for sale would be presented separately in the appropriate asset and liability sections of the consolidated balance sheet.

Goodwill and intangible assets that have indefinite useful lives are tested annually for impairment, and are tested for impairment more frequently if events and circumstances indicate that the asset might be impaired. An impairment loss is recognized to the extent that the carrying amount exceeds the asset’s fair value. For goodwill, the impairment determination is made at the reporting unit level and consists of two steps. First, the Group determines the fair value of a reporting unit and compares it to its carrying amount. Second, if the carrying amount of a reporting unit exceeds its fair value, an impairment loss is recognized for any excess of the carrying amount of the reporting unit’s goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to purchase price allocation, in accordance with ASC 805-10 (formerly SFAS No. 141, Business Combinations (SFAS 141)). The residual fair value after this allocation is the implied fair value of the reporting unit’s goodwill.

Share-Based Compensation

The Group uses a fair value method of accounting for share-based compensation provided to its employees and key executives. The Group values stock options issued based upon an option-pricing model and recognizes this value as an expense, adjusted for forfeitures, over the period in which the options are vested.

Commissions and Fees

Commissions and fees primarily consist of brokerage fees and commissions, credit card fees, fees on guarantees and import/export letters of credit, and commissions received on remittance, cash dispenser service, cash management services and others. These fees are recognized over the period during which the related services are rendered.

Net Trust Management Fees

The Group manages funds on behalf of its customers through operations of various trust accounts. The Group recognized such management fees when earned. The Group is also entitled to receive performance-based fees for certain trust accounts. These fees, if earned, are recognized at the end of the performance period. In addition, the Group is liable to compensate trust account holders for losses incurred in certain trust accounts, subject to minimum return and principal guarantees. Such losses arising from the trusts underperforming the guaranteed level are accrued at the end of each applicable year when they are considered probable and reasonably estimable, and are included in net trust management fees.

Co-Branding Credit Card Arrangements

The Group has co-brand arrangements with certain vendors that entitle a cardholder to receive benefits, such as airline frequent-flyer points, based on purchases made with the credit card. These arrangements have remaining terms not exceeding five years. The Group makes monthly payments to certain co-brand partners based on the volume of cardholders’ purchases and on the number of points awarded to cardholders, and to the other co-brand partners, based on the numbers of points redeemed by the cardholders. The payments to the co-brand partners is estimated based on historical payment experience and is recorded in accrued expenses and other liabilities.

Dormant Accounts

Customers’ deposits with a positive balance but no earnings for an extended period of time are considered dormant accounts. Prior to 2007, with respect to the dormant accounts after the legal discharge, and pursuant to the Korean Commercial Code, the Group estimated a redemption ratio based on past experience and recognized gain on dormant accounts excluding expected redemption amounts as other non-interest income. However, regulations on dormant accounts that were newly enacted in 2007 recommend balances on dormant accounts to be transferred to dormant account foundation and the Group elected to transfer only the dormant accounts of consumer deposits. Consequently, the Group has accounted for such amounts as other liabilities since 2007 and continuously recognized gain on dormant accounts of corporate deposits excluding expected redemption amounts as other non-interest income.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Deferred tax assets, including the tax effect on the tax loss carryforwards, are recognized to the extent it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets depends upon the generation of future taxable income during the periods in which those temporary differences become deductible. To the extent the deferred tax assets are not more likely than not realizable, a valuation allowance is recognized.

In June 2006, the FASB issued FIN 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109 (FIN 48), currently coded as ASC 740-10. ASC 740-10 addresses the accounting for uncertainty in income tax positions by prescribing a consistent recognition threshold and measurement attribute for income tax positions taken or expected to be taken in an income tax return. ASC 740-10 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. ASC 740-10 requires a two-step process in evaluating income tax positions. In the first step, an enterprise determines whether it is more likely than not that an income tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Income tax positions meeting the more-likely-than-not recognition threshold are then measured to determine the amount of benefit eligible for recognition in the financial statements. Each income tax position is measured at the largest amount of benefit that is more likely than not to be realized upon settlement.

The Group adopted the provisions of ASC 740-10 on January 1, 2007, resulting in a cumulative effect of ~~W~~3,815 million increase to beginning retained earnings. Additionally, the Group elected to classify interest and penalties related to unrecognized tax benefits as a component of income tax expense. See Note 24 in the consolidated financial statements for further details regarding additional disclosures on ASC 740-10.

Earnings Per Share

Earnings per share is computed after recognition of preferred stock dividend requirements. Basic earnings per share is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised. It is computed after giving consideration to the weighted average dilutive effect of the Group’s stock option, bonds with stock purchase warrants and redeemable convertible preferred stock. Dilutive potential common shares are calculated using the treasury stock method and if-converted method.

Comprehensive Income

The Group records unrealized gains and losses on available-for-sale securities and foreign currency translation adjustments in accumulated other comprehensive income (AOCI), net of taxes. Unrealized gains and losses on available-for-sale securities are reclassified to net income as the gains or losses are realized upon sale of the securities. Other-than-temporary impairment charges are reclassified to net income at the time of the recognition. Translation gains or losses on foreign currency translation adjustments are reclassified to net income upon sale or liquidation of investments in foreign operations.

Convenience Translation

The Group operates primarily in Korea and its official accounting records are maintained in Korean Won. The US dollar amounts are provided herein as supplementary information solely for the convenience of the reader. Korean Won amounts are expressed in US dollars at the rate of ~~W~~1,163.65: US $1, the United States Federal Reserve Bank of New York noon buying exchange rate in effect on December 31, 2009. Such convenience translation into US dollar should not be construed as representations that the Korean Won amounts have been, could have been, or could in the future be converted into US dollars at this or any other rate of exchange.

Reclassification

Certain reclassifications have been made in the prior years’ consolidated financial statements to conform to the current year presentation for comparative purposes.

Accounting Changes and Future Application of Accounting Standards	12 Months Ended
Dec. 31, 2009
Accounting Changes and Future Application of Accounting Standards [Abstract]
Accounting Changes and Future Application of Accounting Standards

2.	Accounting Changes and Future Application of Accounting Standards

The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (ASC 105)

In June 2009, the FASB approved the FASB Accounting Standards Codification (the Codification or ASC) to be the single source of authoritative non-governmental US GAAP and issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, a replacement of FASB Statement No. 162 (SFAS No. 168). The Codification is not meant to change US GAAP, but is intended to improve the ease of researching US GAAP issues. The Codification reorganizes existing US GAAP pronouncements, relevant portions of authoritative content issued by the US Securities and Exchange Commission (SEC), and SEC staff interpretations and administrative guidance, into approximately 90 accounting topics. Once the Codification was launched on July 1, 2009, it became the single source of authoritative US GAAP. On the effective date of SFAS No. 168, the Codification supersedes all then-existing non- SEC accounting and reporting standards to become the single source of authoritative non-governmental US GAAP. All other nongrandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. SFAS No. 168 represents the final standard that the FASB will issue in the form of Statements, FASB Staff Positions, or Emerging Issues Task Force Abstracts. All subsequent standards will be issued as Accounting Standard Updates (ASU), which will serve only to update the Codification. The Codification and SFAS No. 168 are effective for financial statements issued for interim and annual periods ending after September 15, 2009.

Fair Value Measurements (ASC 820)

Effective January 1, 2008, the Group adopted SFAS No. 157, Fair Value Measurements (SFAS 157) (now ASC 820-10, Fair Value Measurements and Disclosures). ASC 820-10 establishes a three-level fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets the lowest priority to unobservable inputs to fair value measurements. The three levels of the fair value hierarchy under ASC 820-10 are described below:

•	Level 1 — Quoted prices for identical instruments in active markets. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain securities that are highly liquid and are actively traded in over-the-counter markets.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets.

•	Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value measurements. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques based on significant unobservable inputs, as well as management judgements or estimates that are significant to valuation.

This hierarchy requires the Group to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value. For some products or in certain market conditions, observable inputs may not always be available.

Under ASC 820-10, the Group is required to take into account its own credit risk when measuring the fair value of derivative liabilities as well as the other liabilities for which fair value accounting has been elected under ASC 815-15 (formerly SFAS No. 155, Accounting for Certain Hybrid Financial Instruments). The Group adopted certain provisions of ASC 820-10 related to nonfinancial assets and nonfinancial liabilities that are not measured at fair value on a recurring basis since January 1, 2009. The application of these provisions did not have a material impact on the Group’s consolidated financial statements.

Determining Fair Value Financial Assets when the Market for that Asset is Not Active

In October 2008, the FASB issued FASB Staff Position FAS 157-3, Determining Fair Value of Financial Assets when the Market for that Asset is not Active (FSP FAS 157-3) (now ASC 820-1-035-55A, Fair Value Measurements and Disclosures: Financial Assets in a market That is not Active), which clarifies the application of SFAS 157 (now ASC 820-10-35-55A, Fair Value Measurements and disclosures: Financial Assets in a Market That is Not Active), in a market that is not active and provides an example to illustrate key considerations in determining the fair value of a financial instrument when the market for that financial asset is not active. This FSP is effective upon issuance, including prior periods for which financial statements have not been issued. The application of this FSP did not have a material impact on the Group’s consolidated financial statements.

Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (ASC 820)

In April 2009, the FASB issued FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP FAS 157-4) (now ASC 820-10-35-51A, Fair Value Measurements and Disclosures: Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased). The FSP provides additional guidance for estimating fair value in accordance with ASC 820-10, when the volume and level of activity for the asset or liability have significantly decreased. The FSP also includes guidance on identifying circumstances that indicate a transaction is not orderly. The guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted. The adoption of the FSP had no impact on the Group’s consolidated financial condition, results of operations or cash flows.

The Fair Value Option for Financial Assets and Financial Liabilities (ASC 820)

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159) (now ASC 825-10, Financial Instruments: Fair Value Option) currently coded as ASC 825-10, which provides an option under which a company may irrevocably elect fair value as the initial and subsequent measurement attribute for certain financial assets and financial liabilities. This fair value option is available on a contract-by-contract basis with changes in fair value recognized in earnings as those changes occur. The Group adopted SFAS 159 effective January 1, 2008, however, there was no impact to the Group’s consolidated financial statements as the Group did not elect the fair value option for any qualified assets or liabilities during the year ended December 31, 2008.

ASU No. 2009-05, FV Measurements and Disclosures — Measuring Liabilities at FV (ASC 820)

In August 2009, the FASB issued accounting standard updates to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The update explains how to prioritize market inputs appropriate for debt obligations that are restricted from being transferred to another obligor. The update is effective for the first reporting period (including interim period) beginning after issuance and is not expected to have a material impact.

Disclosures about Credit Derivatives and Certain Guarantees (ASC 815 and ASC 460)

In September 2008, the FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45, and Clarification of the Effective Date of FASB Statement No. 161 (FSP FAS 133-1 and FIN 45-4), (now ASC 815-10-50-4K, Derivatives and Hedging: Credit Derivatives, respectively). FSP FAS 133-1 and FIN 45-4 requires enhanced disclosures about credit derivatives and guarantees and amends FIN 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (FIN 45) to exclude credit derivative instruments accounted for at fair value under SFAS 133. This FSP is effective for financial statements issued for reporting periods ending after November 15, 2008. Since FSP FAS 133-1 and FIN 45-4 only requires additional disclosures concerning credit derivatives and guarantees, adoption of this FSP did not have an effect on the Group’s consolidated financial statements.

Determining Whether an Instrument Is Indexed to an Entity’s Own Stock (ASC 810)

In June 2008, the FASB issued EITF 07-5, Determining Whether an Instrument Is Indexed to an Entity’s Own Stock (EITF 07-5) (now ASC 815-40-15-5, Derivatives and Hedging: Evaluating whether an Instrument is Considered Indexed to an Entity’s Own Stock), which establishes a two-step process for evaluating whether equity-linked financial instruments and embedded features are indexed to a company’s own stock for purposes of determining whether the derivative scope exception in SFAS 133 should be applied. EITF 07-5 is effective for fiscal years beginning after December 15, 2008. The adoption of this EITF did not have a material impact on the Group’s consolidated financial statements.

FSP FIN 39-1, which modifies FASB Interpretation (FIN) No. 39, “Offsetting of Amounts Related to Certain Contracts,” (ASC 210)

During April 2007, the FASB issued FSP FIN 39-1, Amendment of FASB Interpretation No. 39 (FSP FIN 39-1) (now incorporated into ASC 815-10-45, Derivatives and Hedging — Other Presentation Matters), modifying certain provisions of FIN 39, Offsetting of Amounts Related to Certain Contracts. This amendment amends FIN 39 to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset. The Group has presented derivative assets and liabilities on a gross basis regardless of existence of master netting arrangements under FIN 39. According to its accounting policy, the Group did not offset fair value amounts for the rights and obligations related to cash collateral and FSP FIN 39-1 had no impact to the Group’s consolidated financial statements.

Written Loan Commitments Recorded at Fair Value through Earnings

On November 5, 2007, the SEC issued Staff Accounting Bulletin No. 109, Written Loan Commitments Recorded at Fair Value through Earnings (SAB 109), which revises and rescinds portions of SAB 105, Application of Accounting Principles to Loan Commitments. SAB 109 states that the expected net future cash flows related to the associated servicing of the loan should be included in the measurement of all written loan commitments that are accounted for at fair value through earnings. However, the fair value measurement of a written loan commitment still must exclude the expected net cash flows related to internally developed intangible assets (such as customer relationship intangible assets). The provisions of SAB 109 are applicable to written loan commitments issued or modified beginning on January 1, 2008. The adoption of SAB 109 did not have a material impact to the Group’s consolidated financial statements.

Measurement of Impairment for Certain Securities (ASC 325)

In January 2009, the FASB issued FASB Staff Position EITF 99-20-1 (FSP EITF 99-20-1) (now incorporated into ASC 320-10-35-20, Investments — Debt and Equity Securities: Steps for Identifying and Accounting for Impairment), which amends the impairment guidance in EITF 99-20 to make the investment security impairment model in EITF 99-20 more consistent with the securities impairment model in SFAS 115. FSP EITF 99-20-1 removes the requirement that a holder’s best estimate of cash flows be based exclusively upon those that a market participant would use and allows for reasonable judgement to be applied in considering whether an adverse change in cash flows has occurred based on all available information relevant to the collectability of the security. FSP EITF 99-20-1 is effective for interim and annual periods ending after December 15, 2008, and therefore the Group adopted FSP EITF 99-20-1 from 2008. The adoption of this FSP did not have a material impact on the Group’s consolidated financial statements.

Disclosure about Transfers of Financial Assets and Interests in VIEs (ASC 860)

On December 11, 2008, the FASB issued FASB Staff Position FAS 140-4 and FIN 46(R)-8 (FSP FAS 140-4 and FIN 46(R)-8) (now ASC 860-10, Transfers and servicing), which requires additional disclosures relating to transfers of financial assets and interests in securitization entities and other variable interest entities. The purpose of this FSP is to require improved disclosure by public enterprises prior to the effective dates of the proposed amendments to SFAS 140 and FIN 46(R). The effective date for the FSP is for reporting periods (interim and annual) beginning with the first reporting period that ends after December 15, 2008. The disclosures required by this FSP are incorporated in this report. FSP FAS 140-4 and FIN 46(R)-8 only affected the Group’s disclosure of transfers of financial assets and interests in securitization entities and other variable interest entities and not its consolidated balance sheets, consolidated statements of income or consolidated statements of cash Flows.

Business Combinations (ASC 805)

On December 4, 2007, the FASB issued SFAS No. 141 (revised), Business Combination (SFAS 141(R)). SFAS 141(R) (now ASC 805-10, Business Combinations) retains the fundamental requirements in SFAS 141 that the purchase method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. This statement also retains the guidance in SFAS 141 for identifying and recognizing intangible assets separately from goodwill. The most significant changes in SFAS 141(R) are: (1) acquisition and restructuring costs are now expensed; (2) stock consideration is measured based on the quoted market price as of the acquisition date instead of the date the deal is announced; (3) contingent consideration arising from a contract and noncontractual contingencies that meet the more-likely-than-not recognition threshold are measured and recognized as an asset or liability at fair value at the acquisition date using a probability-weighted discounted cash flow model, with subsequent changes in fair value reflected in earnings. Noncontractual contingencies that do not meet the more-likely-than-not criteria continue to be recognized when they are probable and reasonably estimable; and (4) acquirer records 100% step-up to fair value for all assets and liabilities, including the noncontrolling interest portion and goodwill is recorded as if a 100 percent interest was acquired. The Group adopted the standard on January 1, 2009, and it is applied prospectively.

Loss- Contingency Disclosures (ASC 450)

In June 2008, the FASB issued an exposure draft proposing expanded disclosures regarding loss contingencies accounted for under SFAS No. 5, Accounting for Contingencies (SFAS 5), and SFAS 141(R) (now ASC 450-10 and 805-10, respectively). This proposal increases the number of loss contingencies subject to disclosure and requires substantial quantitative and qualitative information to be provided about those loss contingencies. The proposal is expected to have no impact on the Group’s accounting for loss contingencies.

Noncontrolling Interests in Consolidated Financial Statements (ASC 810)

On December 4, 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements (SFAS 160) (now ASC 810-10-45-15, Consolidation — Noncontrolling Interest in a Subsidiary), which establishes standards for the accounting and reporting of noncontrolling interests in subsidiaries (that is, minority interests) in consolidated financial statements and for the loss of control of subsidiaries. SFAS 160 requires: (1) the equity interest of noncontrolling shareholders, partners, or other equity holders in subsidiaries to be accounted for and presented in equity, separately from the parent shareholder’s equity, rather than as liabilities or as “mezzanine” items between liabilities and equity; (2) the amount of consolidated net income attributable to the parent and to the noncontrolling interests be clearly identified and presented on the face of the consolidated statement of income; and (3) when a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment. The Group’s adoption on January 1, 2009 did not have a material impact on the consolidated financial statements.

Fair Value Disclosures about Pension Plan Assets (ASC 715)

In December 2008, the FASB issued FASB Staff Position SFAS 132R-1, Employers’ Disclosures about Postretirement Benefit Plan Assets (FSP SFAS 132(R)-1) (now incorporated into ASC 715-20-50, Compensation and Benefits — Disclosure). This FSP requires that information about plan assets be disclosed, on an annual basis, based on the fair value disclosure requirements of SFAS 157. The disclosures about plan assets required by this FSP are effective for fiscal years ending after December 15, 2009 and as this FSP only relates to disclosures, the adoption has no material impact on the consolidated financial statements.

Accounting for Transfers of Financial Assets and Repurchase Financing Transactions (ASC 860)

In February 2008, the FASB issued FASB Staff Position FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions (FSP FAS 140-3 (now ASC 860-10-40-42, Transfers and Servicing: Repurchase Financing). FSP FAS 140-3 provides guidance for determining whether an initial transfer of a financial asset and a repurchase financing should be considered a linked transaction for the purposes of assessing whether sale accounting is appropriate under SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities (SFAS 140). For transactions within its scope, FSP FAS 140-3 presumes that an initial transfer of a financial asset and a repurchase financing are considered part of the same arrangement, as a linked transaction. However, if certain criteria are met, the initial transfer and repurchase financing should not be evaluated as a linked transaction and should be evaluated separately under SFAS 140. FSP FAS 140-3 is effective for the Group’s fiscal year beginning January 1, 2009, and is applied to new transactions entered into after the date of adoption. The adoption of this FSP has no material impact on the Group’s consolidated financial statements.

Disclosures about Derivative Instruments and Hedging Activities

On March 19, 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161) (now incorporated into ASC 815-10-50, Derivative and Hedging — Disclosure), which amends the disclosure requirements of SFAS 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133, now ASC 815). This Statement requires enhanced disclosures about derivative instruments and hedging activities and their effects on an entity’s financial position, financial performance, and cash flows. SFAS 161 is effective for fiscal years beginning after November 15, 2008, with early adoption permitted. This statement only affected the Group’s disclosures of derivative instruments and related hedging activities, not its consolidated financial position, financial performance or cash flows.

Determination of the Useful Life of Intangible Assets — Amendment of SFAS 142 (ASC 350)

On April 25, 2008, the FASB issued FASB Staff Position No. FAS 142-3, Determination of the Useful Life of Intangible Assets (FSP FAS 142-3) (now ASC 350-30, General Intangibles Other Than Goodwill),which amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS 142. This FSP is intended to improve the consistency between the useful life of an intangible asset determined under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141(R), and other US GAAP. FSP FAS 142-3 is effective for fiscal years beginning after December 15, 2008, with early adoption prohibited. This FSP is effective for the Group on January 1, 2009, and had no material impact.

Equity Method Investment Accounting Considerations

In November 2008, the FASB issued EITF 08-6, Equity Method Investment Accounting Considerations (EITF 08-6 (now ASC 323-10, Investments — Equity Method and Joint Ventures). Under EITF 08-6, an entity shall measure its equity method investment initially at cost in accordance with SFAS 141(R). Any other-than-temporary impairment of an equity method investment should be recognized in accordance with Opinion 18. An equity method investor shall not separately test an investee’s underlying assets for impairment. Share issuance by an investee shall be accounted for as if the equity method investor had sold a proportionate share of its investment, with gain or loss recognized in earnings. EITF 08-6 is effective for the Group on January 1, 2009, and had no material impact.

Accounting for Defensive Intangible Assets (ASC 350)

In November 2008, the FASB issued EITF 08-7, Accounting for Defensive Intangible Assets (EITF 08-7) (now ASC 350-30-25-5, Intangibles — Goodwill and Other: Defensive Intangible Assets). According to EITF 08-7, an acquired defensive asset should be accounted for as a separate unit of accounting (i.e., an asset separate from other assets of the acquirer). The useful life assigned to an acquired defensive asset shall be based on the period during which the asset would diminish in value. EITF 08-7 states that it would be rare for a defensive intangible to have an indefinite life. EITF 08-7 is effective for the Group on January 1, 2009, and had no material impact.

Accounting for Transfers of Financial Assets and Consolidation of Variable Interest Entities (ASC 860)

In June 2009, the FASB issued SFAS 166, Accounting for Transfers of Financial Assets, an amendment of SFAS 140 that will eliminate Qualifying Special Purpose Entities (QSPEs).

Simultaneously, the FASB issued SFAS No. 167, Amendments to FASB Interpretation No. 46(R) (now ASC 860-10, Transfers and Servicing) which details three key changes to the consolidation model. First, former QSPEs will now be included in the scope of SFAS 167. In addition, the FASB has changed the method of analyzing which party to a variable interest entity (VIE) should consolidate the VIE (known as the primary beneficiary) to a qualitative determination of which party to the VIE has “power” combined with potentially significant benefits or losses, instead of the current quantitative risks and rewards model. The entity that has power has the ability to direct the activities of the VIE that most significantly impact the VIE’s economic performance. Finally, the new standard requires that the primary beneficiary analysis be re-evaluated whenever circumstances change. The current rules require reconsideration of the primary beneficiary only when specified reconsideration events occur.

These new standards are effective for fiscal years that begin after November 15, 2009 and as a result of implementing these new accounting standards, the Group will consolidate certain of the VIEs with which it currently has involvement. An ongoing evaluation of the application of these new requirements could, with the resolution of certain uncertainties, result in the identification of additional VIEs, needing to be consolidated. It is not currently anticipated, however, that any such newly identified VIEs and former QSPEs would have a significant impact on the Group’s consolidated financial statements.

Recognition and Presentation of Other-Than-Temporary Impairments (ASC 320)

In April 2009, the FASB issued FASB Staff Position No. FAS 115-2 and FAS 124-2 (FSP FAS 115-2 and FAS 124-2), now ASC 320-10 and 958-320, Investments — Debt and Equity Securities: Recognition of an Other-Than-Temporary Impairment). This FSP amends the other-than-temporary impairment guidance in GAAP for debt securities and the presentation and disclosure requirements of other-than-temporary impairments on debt and equity securities in the financial statements. This FSP does not amend existing recognition and measurement guidance related to other-than temporary impairments of equity securities. Under the guidance, an other-than-temporary-impairment must be recognized if an investor has the intent to sell the debt security or if it is more likely than not that it will be required to sell the debt security before recovery of its amortized cost basis. In addition, the guidance changes the amount of impairment to be recognized in current-period earnings when an investor does not have the intent to sell, or if it is more likely than not that it will not be required to sell the debt security, as in these cases only the amount of the impairment associated with credit losses is recognized in income, while the rest of the fair value loss is recognized in other comprehensive income (OCI). The guidance also requires additional disclosures regarding the calculation of credit losses, as well as factors considered in reaching a conclusion that an investment is not other-than-temporarily impaired.

The Group adopted the Standard on January 1, 2009. The cumulative effect of the change included an increase in the opening balance of Retained earnings at January 1, 2009 of ~~W~~11,221 million on a pretax basis (~~W~~ 8,752 million after-tax). See Note 7 to the Consolidated Financial Statements for disclosures related to the Company’s investment securities and OTTI.

Investments in Certain Entities that Calculate Net Asset Value per Share (ASC 820)

In September 2009, the FASB issued ASU 2009-12, Fair Value Measurements and Disclosures: Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), now ASC 820, This is an additional guidance about measuring the fair value of certain investments such as hedge funds, private equity funds, real estate funds and venture capital funds. The guidance allows companies to determine the fair value of such investments using net asset value (NAV) as a practical expedient and also requires disclosures of the nature and risks of the investments by major category of alternative investments. The Group’s adoption on December 31, 2009 did not have a material impact on the consolidated financial statements.

Improving Disclosures about Fair Value Measurements

In January 2010, the FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. The ASU requires disclosing the amounts of significant transfers in and out of Level 1 and 2 fair value measurements and to describe the reasons for the transfers. The disclosures are effective for reporting periods beginning after December 15, 2009. Additionally, disclosures of the gross purchases, sales, issuances and settlements activity in Level 3 fair value measurements will be required for fiscal years beginning after December 15, 2010.

Business Changes and Developments	12 Months Ended
Dec. 31, 2009
Business Changes and Developments [Abstract]
Business Changes and Developments

3.	Business Changes and Developments

Acquisition of LG Card

On March 23, 2007, the Group acquired 98,517,316 shares or 78.58% of the issued and outstanding common stocks of LG Card where the Group had owned 7.15% interest through a tender offer to the public for approximately ~~W~~6,684 billion. As a result of this acquisition, the Group’s ownership increased to 85.73%.

LG Card provides several services such as credit card services, factoring, installment financing and leasing, under the Specialized Credit Financial Business Act. The acquisition allows the Group to achieve greater economies of scale in the Group’s card operations, as well as to enhance its position as a balanced provider of banking and non-banking services with diversified revenue sources and enhanced synergy opportunities, including cross-selling.

On May 28, 2007, the Group decided to acquire the remaining issued and outstanding common stock of LG Card, through a tender offer and share exchange, at the board of directors’ meeting.

On July 6, 2007, the Group acquired 664,213 shares or 0.53% of the issued and outstanding common stock of LG Card through a tender offer to the public for approximately ~~W~~31 billion.

On September 21, 2007, the Group completed the acquisition of the remaining LG Card shares by issuing 14,631,973 the Group common shares (approximately ~~W~~815 billion based on the exchange terms) in exchange for those of LG Card.

On October 1, 2007, LG Card acquired and assumed all assets, liabilities and contracts of former Shinhan Card and changed its name to Shinhan Card. Also, the former Shinhan Card changed its name to SHC Management Co., Ltd.

The aforementioned acquisition was accounted for under the purchase method of accounting in accordance with ASC 805-10 (formerly SFAS 141). The purchase price was allocated to the assets acquired and the liabilities assumed based on their estimated fair values as summarized below.

	2007
	(In millions of Won)

Cash and cash equivalents	~~W~~	315,549
Deposits		256,207
Call loans		511,670
Trading assets		1,729
Securities		43,649
Loans, net of allowance for loan losses		9,902,214
Premises and equipment, net		128,637
Other assets		719,014

Total assets	~~W~~	11,878,669

Borrowings and debentures	~~W~~	6,970,133
Other liabilities		1,380,991

Total liabilities	~~W~~	8,351,124

Fair value of net assets of LG Card	~~W~~	3,527,545

The allocation of the purchase consideration is as follows:

	2007
	(In millions of Won)

Cash paid	~~W~~	6,707,361
Stock exchanged		814,971
Direct acquisition costs		7,688

Total purchase price	~~W~~	7,530,020

Allocation of purchase price:
Fair value of net assets of LG Card (excluding effect of CCI(1) and deferred taxes)	~~W~~	3,831,102
Credit card relationship intangible asset(1)		1,064,046
Deferred tax on fair value adjustment		(303,558)
Goodwill		2,938,430

Total purchase price	~~W~~	7,530,020

Note:

(1)	Credit card relationship intangible reflects the estimated fair value of the credit card relationships acquired from LG Card from which the Group expects to derive future benefits over the estimated life of such relationships. The customer relationship intangible is amortized over its estimated useful life on a sum-of-the years’-digits basis. The estimated weighted average life of the customer relationship intangible is approximately 6 years. The fair value of this asset was based principally upon the estimates of (i) the profitability of the acquired accounts and (ii) the projected run-off of the acquired accounts.

The following unaudited pro forma consolidated summary of operations presents information of the Group as if the acquisition of LG Card had occurred on January 1, 2007:

	2007
	(Unaudited)
	(In millions of Won,
	except per share data)

Total interest and dividend income	~~W~~	12,412,978
Net income		2,088,697
Basic earnings per share		4,776
Diluted earnings per share		4,744

This pro forma result is for illustrative purposes. They do not purport to be indicative of the result of operations which actually would have resulted had the acquisition occurred as of January 1, 2007, or the future results of operations of the Group.

Acquisition of noncontrolling interests in SH Asset Management Co., Ltd.

In July 2007, the Group acquired 20.23% of total outstanding shares in SH Asset Management Co., Ltd. from KGI Securities., Ltd. and others for a consideration of ~~W~~47,055 million. As a result, the Group’s ownership in SH Asset Management Co., Ltd. increased to 100%, and SH Asset Management Co., Ltd. became a wholly-owned subsidiary of the Group.

Incorporation of Shinhan Investment Corp.

In May 2007, the Group incorporated Shinhan Investment Corp (formerly Good Morning Shinhan Securities) as a wholly-owned subsidiary of the Group.

Incorporation of Shinhan Khmer Bank Ltd.

In August 2007, the Group incorporated Shinhan Khmer Bank Ltd. as a wholly-owned subsidiary of Shinhan Bank, a wholly-owned subsidiary of the Group.

Acquisition of North Atlanta National Bank

In November 2007, the Group acquired North Atlanta National Bank for a consideration of ~~W~~27,510 million and recorded ~~W~~15,588 million of goodwill.

Incorporation of Shinhan Bank Kazakhstan

In March 2008, the Group incorporated Shinhan Bank Kazakhstan as a wholly-owned subsidiary of Shinhan Bank, a wholly-owned subsidiary of the Group.

Incorporation of Shinhan Bank China Ltd.

In April 2008, the Group incorporated Shinhan Bank (China) Ltd. as a wholly-owned subsidiary of Shinhan Bank, a wholly-owned subsidiary of the Group.

Acquisition of AITAS

In May 2008, the Group acquired 56.63% stake in AITAS. As a result of a series of further acquisitions, the Group owns 89.58% as of December 31, 2008. Subsequently, in September 2008, Shinhan Bank sold its fund management business to AITAS for ~~W~~3,070 million. The Group recognized goodwill of ~~W~~42,693 million in connection with acquisition of AITAS.

Joint Venture with KT Freetel

On June 2, 2008, the Group jointly established Shinhan — KTF Mobile Card with KT Freetel. As a result, the Group owns 50% +1 share of the entity and KT Freetel owns the remainder of the interest in the entity.

Incorporation of Shinhan Private Equity Fund II

In August 2008, the Group incorporated Shinhan Private Equity Fund II.

Incorporation of Shinhan Bank Canada

In September 2008, the Group incorporated Shinhan Bank Canada.

Acquisition and Merger in 2009 of Shinhan BNP Paribas Investment Trust Management Co., Ltd and SH Asset Management Co., Ltd.

In 2008, the Group reached an agreement with BNP Paribas S.A. (“BNP Paribas”) to merge Shinhan BNP Paribas Investment Trust Management Co., Ltd. (“Shinhan BNP Paribas Investment Trust Management”) and SH Asset Management Co., Ltd..(“SH Asset Management”) Shinhan BNP Paribas Investment Trust Management is a joint venture between the Group and BNP Paribas, and SH Asset Management Co., Ltd. is a wholly-owned subsidiary of the Group. The merger was completed on January 1, 2009 with Shinhan BNP Paribas Investment Trust Management being the surviving entity and renamed Shinhan BNP Paribas Asset Management Co., Ltd. (“Shinhan BNP Paribas Asset Management”), while SH Asset Management was discharged as of the date of the merger. All of the shares of SH Asset Management have been exchanged for shares of the merged company at the agreed ratio of 0.7860830 common stock of the merged company for every one share of SH Asset Management Co., Ltd. in accordance with the terms of the Merger Agreement and the Applicable Law. As a result of deconsolidation of SH Asset Management the Group recognized ~~W~~31,933 million of gain on deconsolidation, which is recorded within other non-interest income for the year ended December 31, 2009. Furthermore, on January 2, 2009, the Group sold 1,276,162 shares of Shinhan BNP Paribas Asset Management (8.5% of total outstanding shares) at ~~W~~18,023 per share to BNP Paribas to maintain a 65% stake of Shinhan BNP Paribas Asset Management after the merger.

Incorporation of Shinhan Bank Japan

In September 2009, the Group incorporated Shinhan Bank Japan.

Incorporation of Shinhan Bank Vietnam

In November 2009, the Group incorporated Shinhan Bank Vietnam.

Restricted Cash	12 Months Ended
Dec. 31, 2009
Restricted Cash [Abstract]
Restricted Cash

4.	Restricted Cash

The following table summarizes the details of restricted cash at December 31:

	2008		2009
	(In millions of Won)

Reserve deposits with the Bank of Korea (BOK)	~~W~~	5,662,362	~~W~~	6,729,167
Cash restricted for investment activities		1,158,978		845,155
Other		227,972		399,595

	~~W~~	7,049,312	~~W~~	7,973,917

Reserve deposits with the Bank of Korea (BOK) represent amounts required under the Republic of Korea’s General Banking Act for payment of deposits. Cash restricted for investment activities represent amounts required the Financial Investment Services and Capital Market Act (FSCMA), for repayment of customers’ deposits.

Call Loans and Securities Purchased under Resale Agreements	12 Months Ended
Dec. 31, 2009
Call Loans and Securities Purchased under Resale Agreements [Abstract]
Call Loans and Securities Purchased under Resale Agreements

5.	Call Loans and Securities Purchased under Resale Agreements

The following table summarizes call loans and securities purchased under resale agreements, at their respective carrying values, at December 31:

	2008		2009
	(In millions of Won)

Call loans	~~W~~	733,238	~~W~~	902,667
Securities purchased under resale agreements		2,332,632		443,577

	~~W~~	3,065,870	~~W~~	1,346,244

Call loans are short-term lending facilities among banks and financial institutions, with maturities of 90 days or less. Typically, call loans have maturities of one day.

Interest income from call loans and securities purchased under resale agreements, as included in other interest income, amounted to ~~W~~111,197 million, ~~W~~98,784 million and ~~W~~101,691 million during the years ended December 31, 2007, 2008 and 2009, respectively.

Trading Activities	12 Months Ended
Dec. 31, 2009
Trading Activities [Abstract]
Trading Activities

6.	Trading Activities

The following table summarizes the details of trading assets, at fair value, at December 31:

	2008		2009
	(In millions of Won)

Debt securities:
Korean treasury and governmental agencies	~~W~~	527,778	~~W~~	1,523,695
Corporations		1,264,303		1,176,562
Mortgage-backed and asset-backed securities		888,867		872,987
Financial institutions		3,279,613		2,104,094
Equity securities		704,850		746,962
Derivative instruments:
Foreign exchange derivatives		9,442,225		3,426,615
Interest rate derivatives		1,944,530		898,554
Equity derivatives		555,322		286,919
Credit derivatives		—		2,546
Commodity derivatives		34,717		1,896
Other trading assets — commodity indexed deposits		58,737		256,246

	~~W~~	18,700,942	~~W~~	11,297,076

The following table summarizes the details of trading liabilities, at fair value, at December 31:

	2008		2009
	(In millions of Won)

Derivative instruments:
Foreign exchange derivatives	~~W~~	8,703,168	~~W~~	2,800,680
Interest rate derivatives		2,217,664		1,134,514
Equity derivatives		615,175		285,302
Credit derivatives		39,077		23,076
Commodity derivatives		35,565		2,493
Other trading liabilities — commodity indexed deposits		220,016		318,969

	~~W~~	11,830,665	~~W~~	4,565,034

The following table presents trading profits (losses) for the years ended December 31:

	2007		2008		2009
	(In millions of Won)

Debt securities	~~W~~	(51,844)	~~W~~	128,385	~~W~~	(88,422)
Equity securities		130,559		(108,652)		81,052
Derivative instruments		(275,297)		590,779		(513,413)
Other trading activities — commodity indexed deposits		(13,139)		(26,182)		3,821

Net trading profits (losses)	~~W~~	(209,721)	~~W~~	584,330	~~W~~	(516,962)

For the years ended December 31, 2007, 2008 and 2009, net changes in fair value of trading securities of ~~W~~(13,680) million, ~~W~~163,362 million and ~~W~~(8,710) million, respectively, were included in net trading profits (losses).

Securities	12 Months Ended
Dec. 31, 2009
Securities [Abstract]
Securities

7.	Securities

The following table summarizes the details of the Group’s available-for-sale and held-to-maturity securities at December 31:

	2008								2009
			Gross		Gross						Gross		Gross
	Amortized		Unrealized		Unrealized		Fair		Amortized		Unrealized		Unrealized		Fair
	Cost(1)		Gains		Losses		Value		Cost(1)		Gains		Losses		Value
	(In millions of Won)

Available-for-sale securities
Debt securities:
Korean treasury and governmental agencies	~~W~~	6,065,193	~~W~~	190,809	~~W~~	1,837	~~W~~	6,254,165	~~W~~	8,696,449	~~W~~	74,727	~~W~~	49,177	~~W~~	8,721,999
Corporations		1,818,262		125,761		25,623		1,918,400		2,222,460		92,521		7,189		2,307,792
Financial institutions		15,284,829		301,457		36,446		15,549,840		11,005,207		185,646		26,589		11,164,264
Foreign governments		106,616		17,477		564		123,529		169,087		2,875		1,794		170,168
Mortgage-backed and asset-backed securities		3,009,519		11,850		20,828		3,000,541		2,280,105		15,867		11,788		2,284,184
Marketable equity securities		2,016,378		287,342		134,184		2,169,536		2,084,668		924,779		45,959		2,963,488

	~~W~~	28,300,797	~~W~~	934,696	~~W~~	219,482	~~W~~	29,016,011	~~W~~	26,457,976	~~W~~	1,296,415	~~W~~	142,496	~~W~~	27,611,895

Held-to-maturity securities
Debt securities:
Korean treasury and governmental agencies	~~W~~	4,008,480	~~W~~	118,984	~~W~~	1,333	~~W~~	4,126,131	~~W~~	8,138,424	~~W~~	65,026	~~W~~	55,677	~~W~~	8,147,773
Corporations		244,988		3,606		1,312		247,282		363,259		10,566		1,513		372,312
Financial institutions		4,279,235		60,889		9,252		4,330,872		4,092,996		47,463		23,061		4,117,398
Foreign governments		9,148		84		54		9,178		35,885		—		203		35,682
Mortgage-backed and asset-backed securities		154,293		5,195		—		159,488		163,054		4,690		314		167,430

	~~W~~	8,696,144	~~W~~	188,758	~~W~~	11,951	~~W~~	8,872,951	~~W~~	12,793,618	~~W~~	127,745	~~W~~	80,768	~~W~~	12,840,595

Note:

(1)	On January 1, 2007, the Group adopted fair value election under ASC 851-15 (formerly SFAS No. 155) on certain hybrid financial instruments. The fair values of those instruments were ~~W~~42,225 and ~~W~~18,254 million at December 31, 2008 and 2009, respectively, and related valuation losses (net) amounting to ~~W~~12,249 and ~~W~~152 million were recorded in net trading losses during 2008 and 2009, respectively.

The Group previously included certain of its beneficiary interests in funds not meeting the scope criteria of SFAS 115 within securities and correctly reclassified those investments to other investments under other assets during the current year, which amounted to ~~W~~730,093 million as of December 31, 2008. The resulting cumulative effect in related other comprehensive income, which amounted to ~~W~~24,964 million (pre-tax) as of December 31, 2008, was reflected in 2009. Although this adjustment relates to prior periods, the amount of change attributable to any prior year would not have been material to the Group’s financial condition, equity or results of operations as reported for that year.

The Bank of Korea (BOK) is the central bank that establishes monetary policies in Korea. Korea Development Bank (KDB) is owned and controlled by the Korean government. Of the total amounts listed above in the financial institutions category at December 31, 2008 and 2009, the fair value of available-for-sale debt securities included ~~W~~8,291,551 million and ~~W~~5,107,873 million, respectively, that were issued by BOK and KDB. Of the total amounts listed above in the financial institutions category at December 31, 2008 and 2009, the amortized cost of held-to-maturity debt securities included ~~W~~2,150,522 million and ~~W~~2,144,968 million, respectively, that were related to BOK and KDB.

The Group has recognized total impairment losses on available-for-sale and held-to-maturity debt securities other than unrealized portion of impairment losses on debt securities as net impairment losses on debt securities in earnings and impairment losses on available-for-sale equity securities in earnings, where decreases in value were deemed to be other-than-temporary during the years ended December 31, as follows;

	2007		2008		2009
	(In millions of Won)

Available-for-sale securities
Debt securities
Total other-than-temporary impairment losses (unrealized and realized)	~~W~~	43,741	~~W~~	147,695	~~W~~	11,486
Unrealized other-than-temporary impairment losses recognized in OCI		—		—		957

Net impairment losses on debt securities		43,741		147,695		10,529
Equity securities		33,039		97,371		94,791

	~~W~~	76,780	~~W~~	245,066	~~W~~	105,320

Held-to-maturity securities
Debt securities	~~W~~	—	~~W~~	1,199	~~W~~	2,776

Total other-than-temporary impairment losses	~~W~~	76,780	~~W~~	246,265	~~W~~	108,096

During 2008, there was a decline in the fair value of the Group’s asset-backed securities portfolio, specifically asset-backed collateralized debt obligations (CDOs), as a result of deteriorating conditions in the U.S. subprime credit market. The Group’s total exposure to asset backed CDOs at December 31, 2008 and 2009 was ~~W~~100,364 million and ~~W~~97,202 million, respectively. Accordingly, the Group recorded ~~W~~61,182 million and ~~W~~2,955 million, respectively, related to asset-backed CDOs’ losses to net losses on securities in 2008 and 2009 as the Group considered the losses to be other-than-temporary. The Group expects conditions in credit markets in the U.S. to remain uncertain for the foreseeable future. Therefore, continued deterioration in the U.S. credit markets could adversely affect the fair value of the asset-backed securities held by the Group.

The following table presents a roll-forward of the credit losses component recognized in earnings in 2009.

	2009
	(In millions of Won)

Balance, beginning of year	~~W~~	80,294
Additions:
Initial credit impairments		2,807
Subsequent credit impairments		4,838
Reductions:
For increases in expected cash flows		23

Balance, end of year	~~W~~	87,916

The following table sets forth the current fair value and the associated unrealized losses on investments in available-for-sale debt securities, marketable equity securities and held-to-maturity debt securities with unrealized losses at December 31, 2008 and 2009, by length of time that individual securities in each category had been in a continuous loss position:

	2008
	Less than 12 Months				12 Months or Longer				Total
			Gross				Gross				Gross
	Fair		Unrealized		Fair		Unrealized		Fair		Unrealized
	Value		Losses		Value		Losses		Value		Losses
	(In millions of Won)

Available-for-sale securities
Debt securities:
Korean treasury and governmental agencies	~~W~~	232,197	~~W~~	(1,039)	~~W~~	141,152	~~W~~	(798)	~~W~~	373,349	~~W~~	(1,837)
Corporations		280,811		(8,591)		641,545		(17,032)		922,356		(25,623)
Financial institutions		1,056,421		(18,908)		609,060		(17,538)		1,665,481		(36,446)
Foreign governments		14,001		(564)		—		—		14,001		(564)
Mortgage-backed and asset-backed securities		925,321		(18,398)		109,626		(2,430)		1,034,947		(20,828)
Marketable equity securities		591,718		(134,062)		8,262		(122)		599,980		(134,184)

	~~W~~	3,100,469	~~W~~	(181,562)	~~W~~	1,509,645	~~W~~	(37,920)	~~W~~	4,610,114	~~W~~	(219,482)

Held-to-maturity securities
Debt securities:
Korean treasury and governmental agencies	~~W~~	4,974	~~W~~	(26)	~~W~~	58,750	~~W~~	(1,307)	~~W~~	63,724	~~W~~	(1,333)
Corporations		12,808		(404)		80,899		(908)		93,707		(1,312)
Financial institutions		74,843		(3,070)		265,548		(6,182)		340,391		(9,252)
Foreign governments		2,227		(54)		—		—		2,227		(54)
Mortgage-backed and asset-backed securities		—		—		—		—		—		—

	~~W~~	94,852	~~W~~	(3,554)	~~W~~	405,197	~~W~~	(8,397)	~~W~~	500,049	~~W~~	(11,951)

Total temporarily impaired securities	~~W~~	3,195,321	~~W~~	(185,116)	~~W~~	1,914,842	~~W~~	(46,317)	~~W~~	5,110,163	~~W~~	(231,433)

	2009
	Less than 12 Months				12 Months or Longer				Total
			Gross				Gross				Gross
	Fair		Unrealized		Fair		Unrealized		Fair		Unrealized
	Value		Losses		Value		Losses		Value		Losses
	(In millions of Won)

Available-for-sale securities
Debt securities:
Korean treasury and governmental agencies	~~W~~	4,020,926	~~W~~	(48,676)	~~W~~	73,013	~~W~~	(501)	~~W~~	4,093,939	~~W~~	(49,177)
Corporations		557,862		(5,794)		252,708		(1,395)		810,570		(7,189)
Financial institutions		4,921,593		(15,369)		315,941		(11,220)		5,237,534		(26,589)
Foreign governments		55,949		(1,794)		—		—		55,949		(1,794)
Mortgage-backed and asset-backed securities		67,085		(5,633)		230,250		(6,155)		297,335		(11,788)
Marketable equity securities		394,303		(39,624)		108,223		(6,335)		502,526		(45,959)

	~~W~~	10,017,718	~~W~~	(116,890)	~~W~~	980,135	~~W~~	(25,606)	~~W~~	10,997,853	~~W~~	(142,496)

Held-to-maturity securities
Debt securities:
Korean treasury and governmental agencies	~~W~~	3,542,310	~~W~~	(54,868)	~~W~~	54,216	~~W~~	(809)	~~W~~	3,596,526	~~W~~	(55,677)
Corporations		89,265		(1,132)		5,462		(381)		94,727		(1,513)
Financial institutions		536,707		(21,058)		123,511		(2,003)		660,218		(23,061)
Foreign governments		9,206		(203)		—		—		9,206		(203)
Mortgage-backed and asset-backed securities		49,703		(314)		—		—		49,703		(314)

	~~W~~	4,227,191	~~W~~	(77,575)	~~W~~	183,189	~~W~~	(3,193)	~~W~~	4,410,380	~~W~~	(80,768)

Total temporarily impaired securities	~~W~~	14,244,909	~~W~~	(194,465)	~~W~~	1,163,324	~~W~~	(28,799)	~~W~~	15,408,233	~~W~~	(223,264)

The Group conducts and documents periodic reviews of all securities with unrealized losses to evaluate whether the impairment is other than temporary. Prior to January 1, 2009, these reviews were conducted pursuant to FASB Staff Position No. FAS 115-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments (now ASC 320-10, Investments — Debt and Equity Securities — Subsequent Measurement). Any unrealized loss identified as other than temporary was recorded directly in the Consolidated Statement of Income. As of January 1, 2009, the Group adopted FSP FAS 115-2 and FAS 124-2 (now ASC 320-10, Investments — Debt and Equity Securities: Recognition of an Other-Than-Temporary Impairment). This guidance amends the impairment model for debt securities, and the impairment model for equity securities was not affected. Under the new guidance for debt securities, other-than-temporary impairment is recognized in earnings for debt securities which the Group has an intent to sell or it is more-likely-than-not that the Group will be required to sell prior to recovery of the amortized cost basis. For those debt securities which the Group does not intend to sell or expect to be required to sell, credit-related impairment is recognized in earnings, with the non-credit-related impairment recorded in OCI.

An unrealized loss exists when the current fair value of an individual security is less than its amortized cost basis. Unrealized losses that are determined to be temporary in nature are recorded, net of tax, in OCI for AFS securities, while such losses related to HTM securities are not recorded, as these investments are carried at their amortized cost. Regardless of the classification of the securities as AFS or HTM, the Group has assessed each position for impairment.

Factors considered in determining whether a loss is temporary include:

•	the length of time and the extent to which fair value has been below cost;

•	the severity of the impairment;

•	the cause of the impairment and the financial condition and near-term prospects of the issuer;

•	the activity in the market of the issuer which may indicate adverse credit conditions; and

•	the Group’s ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery.

The Group’s review for impairment generally entails:

•	identification and evaluation of investments that have indications of possible impairment;

•	analysis of individual investments that have fair values less than amortized cost, including consideration of the length of time the investment has been in an unrealized loss position and the expected recovery period;

•	discussion of evidential matter, including an evaluation of factors or triggers that could cause individual investments to qualify as having other-than-temporary impairment and those that would not support other-than-temporary impairment; and

•	documentation of the results of these analyses, as required under business policies.

For equity securities, management considers the various factors described above, including its intent and ability to hold the equity security for a period of time sufficient for recovery to amortized cost. Where management lacks that intent or ability, the security’s decline in fair value is deemed to be other than temporary and is recorded in earnings. AFS equity securities deemed other-than-temporarily impaired are written down to fair value, with the full difference between fair value and amortized cost recognized in earnings.

For debt securities that are not deemed to be credit impaired, management assesses whether it intends to sell or whether it is more-likely than-not that it would be required to sell the investment before the expected recovery of the amortized cost basis. In most cases, management has asserted that it has no intent to sell and that it believes it is not likely to be required to sell the investment before recovery of its amortized cost basis. Where such an assertion has not been made, the security’s decline in fair value is deemed to be other than temporary and is recorded in earnings. In addition, non-credit-related impairment related to debt securities the Group does not plan to sell and is not likely to be required to sell is recognized in OCI.

For debt securities, a critical component of the evaluation for other-than-temporary impairments is the identification of credit impaired securities, where management does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the security. For securities purchased and classified as AFS with the expectation of receiving full principal and interest cash flows, this analysis considers the likelihood of receiving all contractual principal and interest. The extent of the Group’s analysis regarding credit quality and the stress on assumptions used in the analysis have been refined for securities where the current fair value or other characteristics of the security warrant.

Any deterioration in Korean economic conditions or specific situations of the issuers of the securities could adversely affect the fair value of securities held by the Group.

The following table sets forth interest and dividends on securities for the years ended December 31:

	2007		2008		2009
			(In millions of Won)

Interest income	~~W~~	1,350,528	~~W~~	1,711,604	~~W~~	1,793,399
Dividends		52,184		63,477		58,779

	~~W~~	1,402,712	~~W~~	1,775,081	~~W~~	1,852,178

For the years ended December 31, 2007, 2008 and 2009, proceeds from sales of available-for-sale securities amounted to ~~W~~4,330,853 million, ~~W~~2,473,684 million and ~~W~~1,561,006 million, respectively, and proceeds from maturities of available-for-sale securities amounted to ~~W~~7,269,091 million, ~~W~~7,274,598 million and ~~W~~12,351,877 million, respectively. Gross realized gains amounted to ~~W~~260,583 million, ~~W~~197,800 million and ~~W~~449,957 million for the years ended December 31, 2007, 2008 and 2009, respectively. Gross realized losses amounted to ~~W~~14,481 million, ~~W~~87,337 million and ~~W~~33,761 million for the years ended December 31, 2007, 2008 and 2009, respectively.

The following table sets forth the amortized cost and estimated fair value of the Group’s available-for-sale and held-to-maturity debt securities at December 31, 2009 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties:

	Available-for-Sale				Held-to-maturity
	Debt Securities				Debt Securities
	Amortized		Fair		Amortized		Fair
	Cost		Value		Cost		Value
	(In millions of Won)

Within 1 year	~~W~~	9,151,315	~~W~~	9,252,349	~~W~~	2,553,796	~~W~~	2,579,094
Over 1 year through 5 years		12,677,393		12,785,195		7,491,066		7,541,735
Over 5 years through 10 years		2,309,516		2,384,614		2,253,469		2,239,037
Over 10 years		235,084		226,249		495,287		480,729

	~~W~~	24,373,308	~~W~~	24,648,407	~~W~~	12,793,618	~~W~~	12,840,595

Loans	12 Months Ended
Dec. 31, 2009
Loans [Abstract]
Loans
8.  Loans

The following table summarizes the details of the loan portfolio at December 31:

	2008		2009
	(In millions of Won)

Commercial:
Commercial and industrial	~~W~~	55,466,168	~~W~~	54,479,473
Other commercial		37,637,026		34,770,389
Lease financing		1,591,437		1,559,652
Consumer:
Mortgage and home equity		36,182,970		40,022,157
Credit cards		14,637,084		15,116,757
Other consumer		25,026,774		23,306,609

Total loans, gross		170,541,459		169,255,037
Deferred loan origination costs (fees)		(32,771)		(23,497)

		170,508,688		169,231,540
Less: Allowance for loan losses		(3,200,633)		(3,637,994)

Total loans, net	~~W~~	167,308,055	~~W~~	165,593,546

On January 1, 2007, the Group corrected its amortization period for qualifying deferred credit card origination costs from 5 years to 12 months. The resulting cumulative effect of ~~W~~71,568 million (pre-tax) was reflected in 2007. Although this adjustment relates to prior periods, the amount of charge attributable to any prior year would not have been material to the Group’s financial condition or results of operations as reported for that year.

As discussed in Note 3 to the consolidated financial statements, the Group acquired certain loans, resulting from the acquisition of LG Card, for which there was, at the time of the acquisition, evidence of deterioration of credit quality since origination and for which it was probable that all contractually required payments would not be collected. These loans were accounted for in accordance with SOP 03-3 (currently coded as ASC 310-30) which requires that purchased impaired loans be recorded at fair value as of the acquisition date. The fair value of such loans was approximately ~~W~~220,538 million at the acquisition date. The carrying amount of such loans was ~~W~~74,980 million and ~~W~~44,859 million at December 31, 2008 and 2009, respectively, and included in the above table.

The loans acquired during 2007 in connection with LG Card acquisition for which it was probable at acquisition that all contractually required payments would not be collected are as follows:

	2007
	(In millions of Won)

Contractually required payments receivable at acquisition	~~W~~	619,928
Cash flows expected to be collected at acquisition		323,069
Fair value of acquired receivables at acquisition		220,538

The changes in the accretable yield for 2008 and 2009 are as follows:

	2008		2009
	(In millions of Won)

Balance at beginning of year	~~W~~	113,356	~~W~~	71,210
Purchases		—		—
Accretion of accretable yield		(45,169)		(52,424)
Increase to expected cash flows		3,023		27,336

Balance at end of year	~~W~~	71,210	~~W~~	46,122

Impaired loans are those on which the Group believes it is probable that it will not be able to collect all amounts due according to the contractual terms of the loans. The following table sets forth information about the Group’s impaired loans at December 31:

	2007		2008		2009
	(In millions of Won)

Impaired loans with an allowance	~~W~~	1,256,180	~~W~~	1,953,024	~~W~~	2,111,904
Impaired loans without an allowance		231,067		224,570		213,763

Total impaired loans	~~W~~	1,487,247	~~W~~	2,177,594	~~W~~	2,325,667

Allowance for impaired loans	~~W~~	908,630	~~W~~	1,181,446	~~W~~	1,350,209
Average balance of impaired loans during the year		1,523,274		1,910,041		2,117,768
Interest income recognized on impaired loans		59,537		79,251		48,223

Included in the above table were smaller balance commercial loans managed on a portfolio basis which were collectively identified as impaired amounting to ~~W~~511,568 million, ~~W~~780,232 million and ~~W~~715,412 million at December 31, 2007, 2008 and 2009, respectively.

Commercial loans that are 14 days or less past due and consumer loans that are 30 days or less past due are regarded as nonaccrual loans in a grace period and the Group does not generally request borrowers with such past due loans to make immediate repayment of the outstanding principal balances and related accrued interest. At December 31, 2007, 2008 and 2009, nonaccrual loans, excluding the past due loans within the grace period, totaled ~~W~~1,764,114 million, ~~W~~2,021,452 million and ~~W~~1,641,654 million, respectively. Nonaccrual loans including the past due loans within the grace period at December 31, 2007, 2008, and 2009, totaled ~~W~~3,057,262 million, ~~W~~3,308,792 million and ~~W~~2,464,908 million, respectively.

The following table presents loans and debt securities whose terms have been modified in troubled debt restructuring at December 31:

	2007		2008		2009
	(In millions of Won)

Loans	~~W~~	385,547	~~W~~	747,183	~~W~~	1,097,275
Debt securities		42,295		34,710		28,552

	~~W~~	427,842	~~W~~	781,893	~~W~~	1,125,827

During 2007, 2008 and 2009, the Group received equity securities with fair market value of ~~W~~2,783 million, nil and ~~W~~6,519 million, respectly, through the restructuring of three loans in 2007, one loan in 2008 and three loans in 2009 with aggregate book value of ~~W~~17,210 million, ~~W~~278 million and ~~W~~8,581 million, respectively. The Group recognized total charge-offs of ~~W~~14,427 million, ~~W~~278 million and ~~W~~2,062 million related to these transactions during the years ended December 31, 2007, 2008, and 2009, respectively.

The following table sets forth the movements in the allowance for credit losses for the years ended December 31:

							Allowance for Off-Balance
	Allowance for Loan Losses						Sheet Credit(1)
	2007		2008		2009		2007		2008		2009
	(In millions of Won)

Balance at beginning of year	~~W~~	1,575,013	~~W~~	2,099,122	~~W~~	3,200,633	~~W~~	160,774	~~W~~	221,558	~~W~~	339,384
Provision for loan losses		40,174		1,318,772		1,750,738		—		—		—
Provision for off-balance sheet credit		—		—		—		40,385		117,826		450,426
Allowance relating to:
Acquisition of LG Card		541,337		—		—		20,399		—		—
Charge-offs		(700,912)		(916,644)		(1,891,127)		—		—		—
Recoveries		643,510		699,383		577,750		—		—		—

Balance at end of year	~~W~~	2,099,122	~~W~~	3,200,633	~~W~~	3,637,994	~~W~~	221,558	~~W~~	339,384	~~W~~	789,810

Note:

(1)	The allowance for off-balance sheet credit is included in other liabilities.

The Group originates direct financing leases on certain machinery, computers and various other equipments, automobiles and ships for customers in a variety of industries. Income attributable to these leases is initially recorded as unearned income and subsequently recognized as interest income, using the effective interest method, over the terms of the leases. The terms of the leases are generally from 3 to 10 years. The following table sets forth the details of the investment in direct financing leases at December 31, as included in the respective loan balances:

	2008		2009
	(In millions of Won)

Gross lease payments receivable	~~W~~	1,767,911	~~W~~	1,734,996
Estimated unguaranteed residual values		11,524		8,522
Unearned income		(187,998)		(183,866)

		1,591,437		1,559,652

Less: Deferred loan origination fee		(1,385)		(523)
Allowance for loan losses		(10,661)		(12,866)

	~~W~~	1,579,391	~~W~~	1,546,263

The following table sets forth the scheduled maturities of gross lease payments receivable at December 31, 2009:

Years Ending	(In millions of Won)

2010	~~W~~	627,493
2011		545,734
2012		382,800
2013		93,618
2014		18,873
Thereafter		66,478

	~~W~~	1,734,996

Premises and Equipment	12 Months Ended
Dec. 31, 2009
Premises and Equipment [Abstract]
Premises and Equipment

9.	Premises and Equipment

The following table summarizes the details of premises and equipment at December 31:

	2008		2009
	(In millions of Won)

Land	~~W~~	1,083,043	~~W~~	1,087,321
Buildings		966,927		1,019,383
Equipment and furniture		1,121,283		1,120,108
Capitalized software costs		506,697		618,835
Leasehold improvements		222,448		246,265
Construction in progress		6,779		2,380
Operating lease assets		93,750		75,197

Total premises and equipment, gross		4,000,927		4,169,489
Less: Accumulated depreciation and amortization		(1,588,463)		(1,732,475)

Total premises and equipment, net	~~W~~	2,412,464	~~W~~	2,437,014

Depreciation expense on buildings, equipment and furniture, leasehold improvements and operating lease assets amounted to ~~W~~271,985 million, ~~W~~245,184 million and ~~W~~211,465 million, and amortization expense on capitalized software costs amounted to ~~W~~67,663 million, ~~W~~122,922 million and ~~W~~90,382 million for the years ended December 31, 2007, 2008 and 2009, respectively. Accumulated depreciation on operating lease assets at December 31, 2008 and 2009 were ~~W~~63,007 million and ~~W~~32,717 million, respectively.

Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2009
Goodwill and Intangible Assets [Abstract]
Goodwill and Intangible Assets

10.	Goodwill and Intangible Assets

The following table sets forth the movements in goodwill:

			Shinhan
			Investment Corp
			(formerly
	Shinhan Bank		Goodmorning				Shinhan Card
	(formerly		Shinhan		Shinhan		(formerly		Shinhan
	Chohung Bank)		Securities)		Capital		LG Card)		Life Insurance		Total
	(In millions of won)

Balance at January 1, 2008	~~W~~	632,791	~~W~~	16,079	~~W~~	1,616	~~W~~	3,037,808	~~W~~	289,800	~~W~~	3,978,094
Acquisition		42,693		—		—		—		—		42,693
Disposition		—		—		—		—		—		—
Impairment loss		(112,315)		(16,079)		—		—		—		(128,394)

Balance at December 31, 2008	~~W~~	563,169	~~W~~	—	~~W~~	1,616	~~W~~	3,037,808	~~W~~	289,800	~~W~~	3,892,393

Acquisition		2,824		—		—		479		—		3,303
Disposition		(30,757)		—		—		—		—		(30,757)
Impairment loss		(59,517)		—		—		—		—		(59,517)

Balance at December 31, 2009	~~W~~	475,719	~~W~~	—	~~W~~	1,616	~~W~~	3,038,287	~~W~~	289,800	~~W~~	3,805,422

The following table sets forth the movements in goodwill by reporting unit:

									Treasury &		Other				Shinhan		Shinhan
	Retail		Institutional		Private		Corporate		International		Banking		Credit		Investment		Life
	Banking		Banking		Banking		Banking		Business		Services		Card		Corp.		Insurance		Other(1)		Total
											(In millions of won)

Balance at January 1, 2008	~~W~~	334,978	~~W~~	81,716	~~W~~	14,010	~~W~~	48,873	~~W~~	39,537	~~W~~	10,495	~~W~~	3,037,808	~~W~~	16,079	~~W~~	289,800	~~W~~	104,798	~~W~~	3,978,094
Acquisition		—		—		—		—		—		—		—		—		—		42,693		42,693
Disposition		—		—		—		—		—		—		—		—		—		—		—
Impairment loss		—		—		—		(48,873)		(39,537)		—		—		(16,079)		—		(23,905)		(128,394)

Balance at December 31, 2008	~~W~~	334,978	~~W~~	81,716	~~W~~	14,010	~~W~~	—	~~W~~	—	~~W~~	10,495	~~W~~	3,037,808	~~W~~	—	~~W~~	289,800	~~W~~	123,586	~~W~~	3,892,393

Acquisition		1,614		393		67		235		191		51		479		—		—		273		3,303
Disposition		—		—		—		—		—		—		—		—		—		(30,757)		(30,757)
Impairment loss		—		—		—		(235)		(191)		—		—		—		—		(59,091)		(59,517)

Balance at December 31, 2009	~~W~~	336,592	~~W~~	82,109	~~W~~	14,077	~~W~~	—	~~W~~	—	~~W~~	10,546	~~W~~	3,038,287	~~W~~	—	~~W~~	289,800	~~W~~	34,011	~~W~~	3,805,422

Note:

(1)	Relates to reporting units of merchant banking, foreign subsidiaries of Shinhan Bank, Shinhan AITAS, SH Asset Management and Shinhan Capital.

Goodwill impairment loss arises when the net book value of a reporting unit exceeds its estimated fair value. Goodwill impairment testing is performed at the Group’s reporting unit level, which is generally consistent with the Group’s business segments or one level below, on an annual basis or more frequently if it is deemed that triggering events might have occurred.

The Group measured the fair value of reporting units by both the income approach, using the present value of free cash flow to equity (FCFE) discounted at a market driven discount rate for the computation of the equity value, and the market approach, using the Price-to-Book ratios (PBR)/Price-to-Earnings (PER) as market multiple for the measure of the Group’s fair value.

As of December 31, 2009, there was an indication of impairment in the other reporting unit, accordingly, the second step of testing was performed. Based on the results of the second step of testing, the Group recorded ~~W~~59,091 million of goodwill impairment loss for the portion of goodwill allocated to other reporting unit for the year ended December 31, 2009.

Increased goodwill in the amount of ~~W~~3,303 million is due to the earn-out payment made to The Korea Deposit Insurance Corporation(KDIC) in relation to the acquisition of Chohung Bank and assigned to reporting units as of the acquisition date. ~~W~~235 million and ~~W~~191 million of goodwill assigned to corporate banking reporting unit and treasury & international business reporting unit where its goodwill was impaired fully in 2008, has been recognized as impairment loss immediately in 2009.

~~W~~30,757 million of goodwill acquired from SH Asset Management was disposed of during the year ended December 31, 2009.

The following table summarizes the details of intangible assets at December 31:

		2008						2009
	Weighted	Gross				Net		Gross				Net
	Average	Carrying		Accumulated		Carrying		Carrying		Accumulated		Carrying
	Years	Amount		Amortization		Amount		Amount		Amortization		Amount
						(In millions of Won)

Brokerage customer relationship	3.4	~~W~~	68,266	~~W~~	(68,266)	~~W~~	—	~~W~~	68,266	~~W~~	(68,266)	~~W~~	—
KSFC deposit	3.4		10,941		(10,941)		—		10,941		(10,941)		—
Core deposit of Shinhan Bank	8.7		825,476		(583,739)		241,737		825,476		(656,427)		169,049
Credit card relationship of Shinhan Card	5.7		1,262,366		(682,487)		579,879		1,262,366		(901,879)		360,487
VOBA	—		978,532		(348,623)		629,909		978,532		(468,217)		510,315

Total intangible assets subject to amortization	4.7	~~W~~	3,145,581	~~W~~	(1,694,056)	~~W~~	1,451,525	~~W~~	3,145,581	~~W~~	(2,105,730)	~~W~~	1,039,851

KSFC borrowing	—		400		—		400		400		—		400
Court deposit of Shinhan Bank	—		226,353		—		226,353		226,353		—		226,353

Total intangible assets not subject to amortization			226,753		—		226,753		226,753		—		226,753

Total intangible assets		~~W~~	3,372,334	~~W~~	(1,694,056)	~~W~~	1,678,278	~~W~~	3,372,334	~~W~~	(2,105,730)	~~W~~	1,266,604

Amortization expense on intangible assets was ~~W~~472,697 million, ~~W~~503,310 million and ~~W~~411,674 million for the years ended December 31, 2007, 2008 and 2009, respectively.

The following table sets forth the estimated aggregate amortization expense on intangible assets subject to amortization at December 31, 2009:

Years Ending	(In millions of Won)

2010	~~W~~	296,516
2011		209,801
2012		157,922
2013		87,534
2014		53,365
Thereafter		234,713

	~~W~~	1,039,851

In 2007, 2008 and 2009, no impairment loss was recorded relating to intangible assets.

Other Assets	12 Months Ended
Dec. 31, 2009
Other Assets [Abstract]
Other Assets

11.	Other Assets

The following table summarizes the details of other assets at December 31:

	2008		2009
	(In millions of Won)

Accrued interest and dividends receivable	~~W~~	1,262,567	~~W~~	1,205,682
Receivables for foreign exchange spot contracts		5,148,358		1,491,898
Account receivables		933,920		1,648,887
Accrued income		2,851		6,499
Deferred tax assets		568,875		689,660
Other investments(1)		2,416,258		2,568,663
Prepaid expenses		186,019		167,562
Separate account assets		716,737		1,090,887
Advances to suppliers		291,672		199,602
Deferred acquisition costs		723,411		829,056
Gold assets		54,360		56,767
Other		90,099		198,332

	~~W~~	12,395,127	~~W~~	10,153,495

Note:

(1)	Other investments include unlisted equity securities, securities with sales restriction, fund investments and investments accounted for the equity method.

In October 2007, Visa U.S.A. Inc., Visa Europe, Visa International Association (Visa International) and Visa Canada Inc. were merged into Visa Inc. (Visa). As a result of the reorganization, Visa allocated its shares to its member companies and the Group, as one of the member companies, received 6,767,836 Class AP shares. The number of allocated shares was subsequently adjusted to 8,020,348 shares and they were converted to Class C shares through a true-up process prior to Visa’s initial public offering of Class A shares in March 2008.

The Visa shares received by the Group were fair valued at ~~W~~279,881 million (pre-tax) as of December 31, 2007. As the shares are unlisted and certain portion of shares (43.82% or 3,514,074 shares) were restricted for sales for three years from the acquisition date, the Group classified ~~W~~279,881 million (pre-tax) as other investments.

In March 2008, the unrestricted 4,506,274 shares (56.18% of allocated shares) were redeemed at  $42.77 per share by Visa in connection with its IPO and the remaining restricted shares, which would be restricted until March 25, 2011, in the amounts of ~~W~~103,787 million (pre-tax) are classified as other investments and carried at initial fair value at December 31, 2009.

The following table summarizes the Group’s alternative investments in funds which are classified as other investments. The Group uses the funds’ NAVs per share as a practical expedient to measure fair value on recurring and nonrecurring basis. The fair values presented in the table are based upon the funds’ NAVs or an equivalent measure.

2009
(In millions of Won)

Private equity funds(1)	~~W~~	523,116

Note:

(1)	Include private equity funds that invest in equity and debt securities issued by private and publicly held companies. Substantially all of these investments do not allow early redemptions. Alternatively, the Group receives distributions in accordance with the fund agreement. There are no unfunded commitments.

Deposits	12 Months Ended
Dec. 31, 2009
Deposits [Abstract]
Deposits

12.	Deposits

The following table summarizes the details of deposits at December 31:

	2008			2009
			Weighted-			Weighted-
			Average			Average
	Balance		Interest Rate	Balance		Interest Rate
	(In millions of Won, except percentages)

Interest-bearing deposits
Demand deposits	~~W~~	6,673,839	0.78%	~~W~~	7,529,357	0.45%
Savings deposits		31,392,168	2.32%		37,502,198	1.22%
Certificate of deposits		13,846,645	5.94%		7,800,821	5.48%
Other time deposits		67,614,521	4.94%		87,822,670	3.91%
Mutual installment deposits		235,288	3.78%		153,856	3.70%

		119,762,461	4.15%		140,808,902	3.12%
Non-interest-bearing deposits
Demand deposits		2,942,034	—		2,889,587	—

	~~W~~	122,704,495	4.06%	~~W~~	143,698,489	3.06%

Other time deposits include premium accounts for loyal customers, tax savings accounts for high net worth customers, savings accounts for household financing and foreign currency deposits. Mutual installment deposits enable customers to become eligible for mortgage and other consumer loans as well as corporate loans while maintaining an account with the Group.

The aggregate balance of time deposit accounts (including certificate of deposits, other time deposits, mutual installment deposits) in denominations of ~~W~~100 million or more at December 31, 2008 and 2009 were ~~W~~59,825,352 million and ~~W~~74,387,872 million, respectively.

The following table sets forth the contractual maturities of certificate of deposits, other time deposits and mutual installment deposits at December 31, 2009:

Years Ending	(In millions of Won)

2010	~~W~~	87,793,427
2011		4,400,542
2012		1,961,868
2013		250,044
2014		881,185
Thereafter		490,281

	~~W~~	95,777,347

The Korea Deposit Insurance Corporation (KDIC) provides deposit insurance up to a total of ~~W~~50 million per depositor in each bank pursuant to the Depositor Protection Act, regardless of the placement date of the deposit.

Short Term Borrowings	12 Months Ended
Dec. 31, 2009
Short-Term Borrowings [Abstract]
Short-Term Borrowings

13.	Short-Term Borrowings

The following table summarizes the details of short-term borrowings at December 31:

	2008			2009
			Weighted-			Weighted-
			Average			Average
	Balance		Interest Rate	Balance		Interest Rate
	(In millions of Won, except percentages)

Borrowings from BOK	~~W~~	1,259,290	2.54%	~~W~~	1,433,730	1.11%
Borrowings in foreign currencies		5,798,825	2.70%		1,771,522	3.18%
Borrowings from trust accounts		3,357,531	4.37%		1,475,802	1.90%
Call money		4,877,940	5.41%		2,398,062	2.42%
Debentures in won		3,867,141	5.84%		708,748	6.03%
Other borrowings(1)		4,064,264	4.10%		1,926,993	6.01%

	~~W~~	23,224,991		~~W~~	9,714,857

Note:

(1)	Mostly relate to borrowings from other financial institutions.

Short-term borrowings consist of borrowed funds with original maturities of less than one year. Total interest expense on short-term borrowings amounted to ~~W~~659,836 million, ~~W~~865,695 million and ~~W~~555,026 million of which ~~W~~174,267 million, ~~W~~155,556 million and ~~W~~74,816 million were related to call money during the years ended December 31, 2007, 2008 and 2009, respectively.

Secured Borrowings	12 Months Ended
Dec. 31, 2009
Secured Borrowings [Abstract]
Secured Borrowings

14.	Secured Borrowings

		2008						2009
		Secured		Collateral				Secured		Collateral
	Maturity	Borrowings		Loans(1)		Securities		Borrowings		Loans(1)		Securities
	(In millions of Won)

Work and Joy 2007-1 ABS Specialty Co., Ltd.	2012	~~W~~	400,300	~~W~~	—	~~W~~	400,300	~~W~~	260,300	~~W~~	—	~~W~~	400,300
5.39%~5.42% collateralized bond obligation
SamsungShinhan 4th ABS Specialty Co. Ltd.	2009		114,500		—		114,500		—		—		—
4.13%~7.00% ABCP and collateralized bond obligation
Shinhan 7th Securitization Specialty L.L.C.	2009		9,992		52,175		3,916		—		—		—
5.00%~15.00% collateralized bond obligation
Frontier 9th ABS Specialty Co., Ltd.	2010		110,500		—		114,500		8,500		—		16,500
4.31%~7.00% ABCP and collateralized bond obligation
Neo DWC 2nd ABS Specialty Co., Ltd.	2009		355,050		—		500,000		400,050		—		400,000
3.20%~6.30% collateralized bond obligation
Han-il U&I ABS Specialty Co., Ltd.	2009		12,880		—		21,241		—		—		—
5.03%~8.00% collateralized bond obligation
Costone Delta Co., Ltd.	2009		1,886		—		1,886		1,751		—		1,751
10.00% collateralized bond obligation
I-Clover ABS Specialty Co., Ltd.	2012		872,000		565,470		1,248,528		560,000		494,776		932,978
3.00~7.00% collateralized bond obligation
Shinhan 8th Securitization Specialty L.L.C.	2010		9,859		20,815		—		4,982		11,655		—
8.50%~8.90% collateralized bond obligation
Shinhan Mortgage 1st Securitization Specialty L.L.C.	2039		797,098		748,712		—		566,037		588,695		—
6.00% collateralized bond obligation
Neo DWC 3rd ABS Specialty	2010		100,049		—		200,000		60,049		—		200,000
8% collateralized bond obligation
Credipia 2005 plus 2 ABS Specialty Co., Ltd.	2010		411,144		685,310		—		206,288		714,604		—
5.45% collateralized bond obligation
Credipia 2005 plus 3 ABS Specialty Co., Ltd.	2009		155,652		574,674		—		—		—		—
5.39% collateralized bond obligation
Credipia 2006 plus 1 A,B ABS Specialty Co., Ltd.	2010		462,694		646,871		—		467,247		751,214		—
4.58~6.29% collateralized bond obligation
Shinhan Card 2007-1 Securitization Specialty L.L.C.	2011		277,500		515,958		—		277,500		441,139		—
7.00% collateralized bond obligation
Shinhan Card 2007-2 Securitization Specialty L.L.C.	2011		277,200		475,293		—		277,200		532,188		—
7.00% collateralized bond obligation
Shinhan Card 2008-1 Securitization Specialty L.L.C.	2012		320,658		529,964		—		320,658		540,361		—
4.76% collateralized bond obligation
Shinhan Card 2008 Trust	2012		350,000		620,761		—		350,000		754,543		—
8.97% collateralized bond obligation
Good Invest 2nd Securitization Specialty Co., Ltd.	2010		20,048		—		56,242		61,049		—		59,876
3.62%~9.00% ABCP and collateralized bond obligation
Shinhan Mortgate 2st Securitization Specialty L.L.C.	2040		—		—		—		467,040		561,185
6.00% collateralized bond obligation
KAMCO value recreation 6th Securitization Specialty L.L.C.	2012		—		—		—		2,181		5,768		—
5.51%~6.00% collateralized bond obligation
Shift 1st Securitization Specialty L.L.C.	2012		—		—		—		300,000		300,000		—
5.04% collateralized bond obligation
Other secured borrowings	2008		100		—		109		—		—		—
8.00%~25.00% collateralized bond obligation
Securities sold under repurchase agreements	2010		5,166,667		—		6,922,056		3,353,558		—		4,340,666
0.06%~11.5%

		~~W~~	10,225,777	~~W~~	5,436,003	~~W~~	9,583,278	~~W~~	7,944,390	~~W~~	5,696,128	~~W~~	6,352,071

Note:

(1)	Represents the carrying amounts, exclusive of the related allowance for loan losses of ~~W~~70,237 million and ~~W~~19,207 million as of December 31, 2008 and 2009, respectively.

Long Term Debt	12 Months Ended
Dec. 31, 2009
Long-Term Debt [Abstract]
Long-Term Debt

15.	Long-Term Debt

The following table summarizes the details of long-term debt at December 31:

	Interest
	Rates (%)	Maturity	2008		2009
			(In millions of Won)

Senior
Won-denominated
Notes payable to the Small Business Corporation	2.00 ~ 4.75	2010 ~ 2019	~~W~~	600,106	~~W~~	765,594
Notes payable to the Industrial Bank of Korea	2.00 ~ 3.44	2010 ~ 2013		87,161		12,631
Notes payable to the Institute of Information Technology Assessment	—	—		11,944		—
Notes payable to the Korea Energy Management Corporation	0.25 ~ 4.75	2010 ~ 2024		421,584		490,151
Notes payable to other Korean Government Funds	1.00 ~ 5.10	2010 ~ 2024		363,825		384,001
Fixed and floating rate debentures(1)(2)	0.56 ~ 11.95	2010 ~ 2038		36,795,036		31,190,093
Other notes payable(3)	0.20 ~ 10.00	2010 ~ 2023		1,613,960		2,123,433

Subtotal				39,893,616		34,965,903
Foreign currency-denominated
Floating rate debentures(1)	0.47 ~ 8.13	2010 ~ 2012		2,809,765		3,124,662
Other fixed and floating rate notes payable	0.95 ~ 6.00	2010 ~ 2013		1,665,043		1,777,590

Subtotal				4,474,808		4,902,252

Total senior debt				44,368,424		39,868,155
Subordinated
Won-denominated
Hybrid bonds(4)	5.70 ~ 7.02	2034 ~ 2038		922,469		1,512,572
Fixed and floating rate debentures(1)(5)	5.10 ~ 14.45	2010 ~ 2016		1,113,291		1,771,792
Convertible debt	—	—		299,670		—
Bond with warrants	—	—		282,665		—
Other fixed rate notes payable	12.00	2010		—		2,000

Subtotal				2,618,095		3,286,364
Foreign currency-denominated
Hybrid bonds(6)	5.66 ~ 6.82	2035 ~ 2036		817,375		758,940
Fixed and floating rate debentures(1)	5.13 ~ 5.75	2015 ~ 2016		1,383,250		758,940

Subtotal				2,200,625		1,517,880

Total subordinated debt				4,818,720		4,804,244
Redeemable preferred stock(7)
Series 4 Redeemable preferred stock	—	—		168,504		—
Series 5 Redeemable preferred stock	4.04	2010		168,504		168,504
Series 8 Redeemable preferred stock	7.86	2010		10,000		10,000

Total redeemable preferred stock				347,008		178,504

Long-term debt, gross				49,534,152		44,850,903
Less: Unamortized discounts				(51,013)		(55,922)
Add: Guaranteed interest				168,567		—

Long-term debt, net			~~W~~	49,651,706	~~W~~	44,794,981

Note:

(1)	Interest rates on floating rate debt were those rates in effect at December 31, 2008 and 2009, respectively.

(2)	Majority of these debentures relate to miscellaneous bank borrowings from individual lenders.

(3)	The Group adopted fair value election under ASC 851-15 (formerly SFAS No. 155) on certain hybrid financial instrument. The fair value of those instruments were ~~W~~610,971 million and ~~W~~1,067,457 million as of December 31, 2008 and 2009, respectively, and related valuation gains (losses) (net) amounting to ~~W~~204,512 million and ~~W~~(18,960) million were recorded in net trading profits (losses).

(4)	Shinhan Bank has a call option that can be exercised five years after the issuance date, or earlier with the approval of the Financial Supervisory Service. The call options mature in 30 years from the issuance date, but may be extended by Shinhan Bank at any time.

(5)	Majority of these debentures relate to miscellaneous bank borrowings from corporate lenders and Korean governmental entities.

(6)	Shinhan Bank has a call option that can be exercised ten years after the issuance date. The call options mature in 30 years from the issuance date.

(7)	See Note 21 for the terms of the redeemable preferred stock.

Long-term debt is denominated predominately in Korean Won, US dollars, or Japanese Yen with both fixed and floating interest rates. Floating rates are generally determined periodically by formulas based on certain money market rates tied to the six-month London Interbank Offered Rate (LIBOR) or the monthly Public Fund Prime Rate published by the Korean government, and are reset on a monthly, quarterly or semi-annual basis. The weighted-average interest rate for long-term debt was 5.54% and 4.88% at December 31, 2008 and 2009, respectively. Certain long-term debt agreements contain cross-default provisions and accelerating clauses for early termination in the event of default.

The following table sets forth the aggregate amount of long-term debt by contractual maturities at December 31, 2009:

Years Ending	(In millions of Won)

2010	~~W~~	12,718,093
2011		10,870,475
2012		6,650,095
2013		3,464,365
2014		3,217,567
Thereafter		7,930,308

Long-term debt, gross		44,850,903
Less: Unamortized discount		(55,922)

Long-term debt, net	~~W~~	44,794,981

Future Policy Benefits	12 Months Ended
Dec. 31, 2009
Future Policy Benefits [Abstract]
Future Policy Benefits

16.	Future Policy Benefits

The following table summarizes future policy benefits at December 31:

	2008		2009
	(In millions of Won)

Life insurance	~~W~~	4,013,630	~~W~~	4,523,282
Annuity contracts		1,914,616		1,605,018
Other contracts		996,061		1,770,803
Unpaid claims and claim adjustment expenses		336,026		411,135

	~~W~~	7,260,333	~~W~~	8,310,238

Life insurance liabilities include reserves for death and endowment policy benefits, and certain health benefits. Annuity contract liabilities include reserves for individual life contingent immediate annuities. Other contract liabilities include unearned revenue and certain other reserves for group and individual life and health products.

Future policy benefits are calculated using net level premium method based upon mortality, morbidity, persistency, and interest rate assumptions including provision for adverse deviation. Assumptions as to morality, morbidity and persistency are based on the Group’s experience, or in certain instances, industry experience, when the basis of the reserve is established. For post-purchase, the best-estimated net investment rate used as the interest rate assumptions has been set equal to 5.95%, which is based on Shinhan Life Insurance’s 2010 planned asset allocation and investment return. For pre-purchase, the best-estimated net investment rate is 5.5% in lock-in method.

Accrued Expenses and Other Liabilities	12 Months Ended
Dec. 31, 2009
Accrued Expenses and Other Liabilities [Abstract]
Accrued Expenses and Other Liabilities

17.	Accrued Expenses and Other Liabilities

The following table summarizes accrued expenses and other liabilities at December 31:

	2008		2009
	(In millions of Won)

Accrued interest and dividend payables	~~W~~	3,181,871	~~W~~	2,472,424
Payables for foreign exchange spot contracts		5,103,005		1,492,407
Accrued severance benefits		323,226		174,525
Accrued expenses		499,117		630,050
Account payables		1,800,354		1,814,719
Advances from customers		135,234		144,492
Unearned income		241,936		159,802
Other withholdings (except withholding taxes)		131,384		89,565
Income tax payable		605,560		503,698
Withholding value-added tax and other taxes		112,118		91,055
Deferred tax liabilities		168,327		108,748
Security deposits received		505,269		600,894
Due to agencies		702,238		1,264,559
Allowance for losses on off-balance credit instruments		339,384		789,810
Utility bill payments received on behalf of government		396,709		398,445
Separate account liabilities		716,737		1,090,887
Other allowances(1)		489,723		364,412
Other		225,734		361,755

	~~W~~	15,677,926	~~W~~	12,552,247

Note:

(1)	Other allowances include assets retirement obligation, legal provision and allowance for reward on credit card use.

Commissions and Fees	12 Months Ended
Dec. 31, 2009
Commissions and Fees [Abstract]
Commissions and Fees

18.	Commissions and Fees

The following table sets forth the details of commissions and fees from non-trust management activities for the years ended December 31:

	2007		2008		2009
	(In millions of Won)

Brokerage fees and commissions	~~W~~	857,551	~~W~~	626,033	~~W~~	568,897
Other fees and commissions:
Credit card fees		1,205,708		1,315,117		1,414,843
Commissions received on remittance		72,915		69,204		66,735
Commissions received on import and export letters of credit		56,344		70,043		66,582
Financial guarantee fees		27,249		40,356		49,691
Commissions received in foreign exchange activities		61,088		69,132		68,404
Commission received as agency		30,776		44,866		68,264
Commission received as electronic charge receipt		68,544		73,182		76,236
Other fees		231,466		287,282		320,762

Total other fees and commissions		1,754,090		1,969,182		2,131,517

	~~W~~	2,611,641	~~W~~	2,595,215	~~W~~	2,700,414

Other Non Interest Income and Other Non Interest Expense	12 Months Ended
Dec. 31, 2009
Other Non-Interest Income and Other Non-Interest Expense [Abstract]
Other Non-Interest Income and Other Non-Interest Expense

19.	Other Non-Interest Income and Other Non-Interest Expense

The following table sets forth the details of other non-interest income for the years ended December 31:

	2007		2008		2009
	(In millions of Won)

Gain on sale of premises and equipment	~~W~~	17,971	~~W~~	6,524	~~W~~	31,404
Gain on sales of loans		10,288		12,333		63,729
Income from operating leases		68,362		48,750		22,329
Rental income		19,120		19,049		3,232
Extinguished escheatment of deposits		28,299		20,224		8,817
Reversal of expense of suspense payments related to credit and accident		—		—		53,856
Gain on redemption of debentures		—		—		15,967
Gain from exchange of membership interest to VISA shares		279,881		—		—
Gain on hedge activity		17,047		11,726		2,734
Other lease income		10,854		29,934		10,646
Income from partnering with foreign credit card companies		14,536		30,879		29,588
Income from brokering insurance		29,860		49,640		44,418
Income from collection of legal fees		17,774		17,017		15,809
Gain on deconsolidation		—		—		31,933
Other		133,581		132,701		336,466

	~~W~~	647,573	~~W~~	378,777	~~W~~	670,928

The following table sets forth the details of other non-interest expense for the years ended December 31:

	2007		2008		2009
	(In millions of Won)

Loss on sale of premises and equipment	~~W~~	10,840	~~W~~	4,920	~~W~~	17,264
Loss on loans		6,034		11,530		38,318
Impairment loss on goodwill		—		128,394		59,517
Impairment loss on other investment		11,741		33,206		14,802
Loss on hedge activity		4,063		10,845		2,734
Expense of suspense payments related to credit and accident		2,157		15,593		—
Donations		44,326		178,258		130,331
Loss on disposal of other investment		6,640		5,810		3,620
Loss on equity method		6,594		10,462		13,403
Other		112,853		303,225		151,827

	~~W~~	205,248	~~W~~	702,243	~~W~~	431,816

Common Stock	12 Months Ended
Dec. 31, 2009
Common Stock [Abstract]
Common Stock

20.	Common Stock

Issuances of common stock

On September 16, 2003, the Group listed its shares on the New York Stock Exchange (NYSE) and transferred its global depository shares listed on the Luxembourg Stock Exchange to NYSE as American depository shares. As of December 31, 2009, the Group had 474,199,587 shares of common stock.

Treasury stock

In 2007, Shinhan Bank sold 7,129,967 shares of the Group’s treasury stocks in the Korean Stock Market at various prices resulting in a credit to additional paid-in capital of ~~W~~177,572 million (net of tax effect of ~~W~~67,373 million). Shinhan Card (formerly LG Card) held 529 shares of treasury stock as of December 31, 2007 and 2008.

In 2009, Shinhan Card (formerly LG Card) sold 529 shares of the Group’s treasury stocks in the Korean Stock Market at various prices resulting in a debit to additional paid-in capital of ~~W~~2 million (net of tax effect of ~~W~~0.6 million).

Redeemable Preferred Stock and Redeemable Convertible Preferred Stock	12 Months Ended
Dec. 31, 2009
Redeemable Preferred Stock and Redeemable Convertible Preferred Stock [Abstract]
Redeemable Preferred Stock and Redeemable Convertible Preferred Stock

21.	Redeemable Preferred Stock and Redeemable Convertible Preferred Stock

In August 2003, in connection with the acquisition of Chohung Bank, the Group issued 46,583,961 shares of redeemable preferred stock (RPS), par value of ~~W~~5,000 per share, with an aggregate estimated fair value of ~~W~~710,258 million and 44,720,603 shares of redeemable convertible preferred stock (RCPS), par value of ~~W~~5,000 per share, with an aggregate estimated fair value of ~~W~~714,780 million to KDIC, as well as 6,000,000 shares of RPS, par value of ~~W~~5,000 per share, with an aggregate estimated fair value of ~~W~~900,000 million to Strider ABS Specialty Co., Ltd. (Strider), a SPE established by the Group.

The RPS was issued in five series (Series 1 to 5) to KDIC and in three series (Series 6 to 8) to Strider on August 19, 2003, redeemable over seven years after the issue date. If there is any RPS outstanding on the last day of the redemption period (RPS Final Redemption Date), the Group will be obligated to redeem all outstanding RPS to the extent that distributable profits are available for such purchase. In the event that the Group does not have sufficient distributable profits to redeem all outstanding RPS on the RPS Final Redemption Date, the RPS will remain outstanding until sufficient distributable profits are available. The Group may, at its option, elect to redeem all or part of the outstanding RPS at any time during the redemption period. The holder of RPS will not have any voting rights, unless dividends on the RPS are not distributed in any given year, in which case each share of RPS will be given one voting right. The Group may redeem the RPS from KDIC and Strider at ~~W~~18,086 and ~~W~~150,000 per share, respectively.

The dividends on the RPS issued to KDIC and Strider are cumulative and non-participating on dividends on the common stock of the Group, and the stated dividend rates are as follows:

RPS issued to KDIC (Series 1 to 5)	4.04%
RPS issued to Strider:
Series 6	7.00%
Series 7	7.46%
Series 8	7.86%

The RPS was initially measured at fair value and discounts are amortized over the period from the date of issuance to the redemption date using the effective interest method. The RPS is classified as long-term debt on the Group’s consolidated balance sheet as of December 31, 2009. In 2009, 9,316,792 shares amounting to ~~W~~168,504 million were redeemed.

The Series 9 RCPS was issued to KDIC on August 19, 2003, redeemable at any time after the 3rd anniversary date of the issue date and from time to time until the 5th anniversary date of the issue date. As of December 31, 2009, all the Series 9 RCPS were converted to common stock.

In connection with the acquisition of Shinhan Card (formerly LG card), the Group issued to the public 28,990,000 shares of RPS (Series 10), par value of ~~W~~5,000 per share, with an aggregate estimated fair value of ~~W~~2,899,000 million and 14,721,000 shares of RCPS (Series 11), par value of ~~W~~5,000 per share, with an aggregate estimated fair value of ~~W~~850,962 million.

The Series 10 RPS was issued to the public on January 25, 2007, redeemable from the 5th anniversary of the issue date to the 20th anniversary (Redemption Period). Redemption price is the aggregate of (1) the issue price, (2) the issue price × [number of days that have elapsed from the first day of the fiscal year during which redemption is made to the redemption date / 365] × applicable interest rate as stated below (a and b), and (3) any accrued but unpaid dividends. The Group can elect to redeem, at its discretion, and is not obligated to redeem, the RPS in whole or in part. If the Group does not exercise its redemption rights during the Redemption Period, such redemption right will subsequently terminate and the RPS will remain as preferred shares without redemption rights. The holder of RPS will not have any voting rights, unless dividends on the RPS are not distributed in any given year, in which case each share of RPS will be given one voting right. The Group may redeem the RPS at ~~W~~100,000 per share.

The dividends on the RPS issued to the public are cumulative and non-participating on dividends on the common stock of the Group, and the stated dividend rates are as follows:

(a) From the issue date until the 5th anniversary of the issue date: 7.00% per annum.

(b) From the 5th anniversary of the issue date: interest rate payable on five-year treasury bonds issued by the Korean government on the day immediately preceding the 5th anniversary of the issue date + Spread + 100 bp

Spread: 7% — the interest rate payable on five-year Treasury bonds issued by the Korean government on the day immediately preceding the issue date

Considering the RPS is redeemable at the option of the issuer, the Group, and is not mandatorily redeemable, the Series 10 RPS to the public is classified as equity on the Group’s consolidated balance sheet as of December 31, 2009.

The Series 11 RCPS was issued to the public on January 25, 2007, convertible from the 1st anniversary of the issue date to the 5th anniversary and redeemable from the 5th anniversary of the issue date to the 20th anniversary. The holder can elect to convert, at its discretion, the RCPS in whole or in part into newly issued common stock of the Group at a conversion ratio of 1:1 at any time during the conversion period. If the holder does not exercise its conversion rights during the conversion period, such conversion right will subsequently terminate and the RCPS will remain as redeemable preferred shares without conversion rights. Redemption price is decided by the aggregate of (1) the issue price, (2) the issue price × [number of days that have elapsed from the first day of the fiscal year during which redemption is made to the redemption date / 365] × applicable interest rate as stated below (a and b), and (3) any accrued but unpaid dividends. The Group can elect to redeem, at its discretion, and is not obligated to redeem, the RCPS in whole or in part. If the Group does not exercise its redemption rights during the redemption period, such redemption right will subsequently terminate and the RCPS will remain as preferred shares without redemption rights. The Group may redeem the RCPS from holder at ~~W~~57,806 per share.

The dividends on the RCPS issued to public are cumulative and non-participating on dividends on the common stock of the Group, and the stated dividend rates are as follows:

(a) From the issue date until the 5th anniversary of the issue date: 3.25% per annum.

(b) From the 5th anniversary of the issue date: interest rate payable on five-year treasury bonds issued by the Korean government on the day immediately preceding the 5th anniversary of the issue date + Spread + 100 bp

Spread: 7% — the interest rate payable on five-year Treasury bonds issued by the Korean government on the day immediately preceding the issue date

By the same reason as the Series 10 RPS, the Series 11 RCPS issued to the public is classified as equity on the Group’s consolidated balance sheet as of December 31, 2009.

Retained Earnings	12 Months Ended
Dec. 31, 2009
Retained Earnings [Abstract]
Retained Earnings

22.	Retained Earnings

The following table summarizes the details of retained earnings at December 31:

	2008		2009
	(In millions of Won)

Appropriated retained earnings for legal reserves under Korean GAAP	~~W~~	819,838	~~W~~	1,021,878
Unappropriated retained earnings under US GAAP		6,890,059		7,600,037

	~~W~~	7,709,897	~~W~~	8,621,915

The Financial Holding Company Act requires the Group to appropriate as a legal reserve under accounting principles generally accepted in Korea (Korean GAAP), an amount equal to a minimum of 10% of annual net income of Shinhan Financial Group until such reserve equals 100% of its paid-in capital. This reserve is not available for payment of cash dividends, but may be transferred to capital stock or used to reduce an accumulated deficit, if any, by an appropriate resolution of the Group’s board of directors.

Regulatory Requirements	12 Months Ended
Dec. 31, 2009
Regulatory Requirements [Abstract]
Regulatory Requirements

23.	Regulatory Requirements

The Group and its subsidiaries, including Shinhan Bank and Jeju Bank, are subject to various regulatory capital requirements administered by the Financial Services Commission (FSC), which are based on the Basel Committee on Banking Regulations and Supervisory Practices. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Group’s consolidated financial statements.

From January 1, 2007, a bank holding company, which is a financial holding company controlling banks or other financial institutions conducting banking business as prescribed in the Financial Holding Company Act, is required to maintain a minimum consolidated equity capital ratio of 8%. “Consolidated equity capital ratio” is defined as the ratio of equity capital as a percentage of risk-weighted assets on a consolidated basis, determined in accordance with the FSC requirements that have been formulated based on Bank of International Settlements standards. “Equity capital,” as applicable to bank holding companies, is defined as the sum of Tier I capital, Tier II capital and Tier III Capital less any deductible items, each as defined under the Regulation on the Supervision of Financial Holding Companies. “Risk-weighted assets” is defined as the sum of credit risk-weighted assets and market risk-weighted assets.

The FSC regulations also require that the computation be based on the Group’s consolidated financial statements under Korean GAAP and regulatory guidelines, which vary in certain significant respects from US GAAP.

The following table sets forth consolidated equity capital ratio of the Group mandated by the FSC at December 31:

	2008		2009
	(In millions of Won, except equity capital ratio)

Equity Capital	~~W~~	18,723,461	~~W~~	22,572,130
Risk-weighted assets		183,741,412		179,083,070
Consolidated equity capital ratio		10.19%		12.60%

In conformity with the FSC regulations, Shinhan Bank and Jeju Bank apply the FSC’s risk-adjusted capital ratios to evaluate their capital adequacy. Korean banking organizations engaged in international banking are required to maintain a minimum 8% total risk-based capital ratio calculated by dividing total risk-adjusted capital by total risk-weighted assets, including a Tier 1 capital ratio of at least 4%. All Korean banking organizations subject to the FSC regulations on minimum total risk-based capital ratio are also subject to periodic inspection by the Financial Supervisory Service (FSS). In the event that Shinhan Bank or Jeju Bank does not maintain a consolidated capital ratio of 8%, it is subject to corrective actions to be imposed by the FSS, as recommended by the FSC, based on the actual financial position and capital ratio of the respective banking subsidiaries.

In conformity with the FSC regulations, Shinhan Card also applies the FSC’s risk-adjusted capital ratios to evaluate their capital adequacy. Credit card organizations are required to maintain a minimum 8% total risk-based capital ratio calculated by dividing total risk-adjusted capital by total risk-weighted assets.

As required by the FSC regulations, the following table sets forth the details of capital adequacy ratios of Shinhan Bank and Shinhan Card, subsidiaries considered material to the consolidated financial statements of the Group, under Korean GAAP and regulatory guidelines which vary in certain significant respects from US GAAP at December 31:

•	Shinhan Bank

	2008		2009
	(In millions of Won,
	except capital ratio)

Tier 1 capital	~~W~~	12,388,534	~~W~~	14,058,510
Tier 2 capital		5,500,601		4,264,192

Total risk-adjusted capital	~~W~~	17,889,135	~~W~~	18,322,702

Total risk-weighted assets	~~W~~	133,140,142	~~W~~	121,132,041

Total risk-based capital ratio (%)		13.43%		15.13%
Tier 1 capital ratio (%)		9.30%		11.61%
Tier 2 capital ratio (%)		4.13%		3.52%

•	Shinhan Card

	2008		2009
	(In millions of Won,
	except capital ratio)

Total risk-adjusted capital	~~W~~	3,906,057	~~W~~	5,043,293
Total risk-weighted assets		19,222,236		18,867,283
Total risk-based capital ratio (%)		20.32%		26.73%

The Group’s other subsidiaries, including Jeju Bank, Shinhan Life Insurance, Shinhan Capital and Shinhan Investment Corp. are also subject to the capital ratio pursuant to other regulatory capital requirements of the FSC. At December 31, 2008 and 2009, the Group’s other subsidiaries met the regulatory capital requirements of the FSC.

Income Taxes	12 Months Ended
Dec. 31, 2009
Income Taxes [Abstract]
Income Taxes

24.	Income Taxes

The following table sets forth allocation of national and local income taxes between current and deferred portions for the years ended December 31:

	2007		2008		2009
	(In millions of Won)

Current tax expense
National	~~W~~	828,557	~~W~~	888,389	~~W~~	544,529
Local		82,855		88,839		54,453

Total current tax expense		911,412		977,228		598,982
Deferred tax expense
National		133,665		(256,634)		(159,051)
Local		13,367		(25,663)		(15,905)

Total deferred tax expense (benefit)		147,032		(282,297)		(174,956)

Total tax expense	~~W~~	1,058,444	~~W~~	694,931	~~W~~	424,026

The preceding table does not reflect the tax effects of unrealized gains and losses on available-for-sale securities. The tax effects of these items are recorded directly as other comprehensive income within equity. See Note 37 for further information.

The following table sets forth a reconciliation of income tax expense at the Korean statutory income tax rate to actual income tax expense for the years ended December 31:

	2007		2008		2009
	(In millions of Won, except tax rates)

Statutory tax rate		27.5%		27.5%		24.2%
Income before income tax expense	~~W~~	3,083,012	~~W~~	2,187,331	~~W~~	1,567,551
Income tax calculated at the statutory tax rate		847,828		601,516		379,347
Income not assessable for tax purposes		(328,315)		(104,862)		(62,090)
Expenses not deductible for tax purposes		468,802		96,434		69,835
Foreign tax rate differentials		39		(5,573)		(1,544)
Adjustment of deferred tax liability on investment in subsidiaries and associates		20,990		12,195		540
Change in statutory tax rate(1)		—		100,756		582
Change in valuation allowance		48,675		(5,683)		37,035
Other		425		148		321

Income tax expense	~~W~~	1,058,444	~~W~~	694,931	~~W~~	424,026

Note:

(1)	Pursuant to amendments to the Corporation Income Tax Law that was enacted in December 2008, the statutory tax rates changed from 27.5% to 24.2% in 2009 and 22% in 2010 and thereafter; however, pursuant to the amendment to the Corporation Income Tax Law enacted in December 2009, the statutory tax rates changed from 22% to 24.2% in 2010 and 2011, and 22.0% will be applied from 2012 and thereafter.

The components of net deferred income tax assets and liabilities included in other assets and accrued expenses and other liabilities, respectively, at December 31, are as follows:

	2008		2009
	(In millions of Won)

Deferred income tax assets
Allowance for loan losses	~~W~~	208,781	~~W~~	241,942
Other allowances		267,724		286,127
Valuation of trading assets		25,105		22,983
Premises and equipment		188,426		216,201
Available-for-sale securities		749,379		757,625
Other assets		180,739		274,047
Future policy benefits		104,442		150,495
Long-term debt		40,724		4,534
Other temporary differences		80,759		18,870
Net operating loss carryforwards		66,181		100,005

		1,912,260		2,072,829
Less: Valuation allowance		(67,879)		(104,914)

Deferred income tax assets		1,844,381		1,967,915

Deferred income tax liabilities
Valuation of trading assets		(15,235)		—
Foreign exchange contracts and derivative instruments		(40,675)		(11,647)
Allowance for loan losses		(228,981)		(388,523)
Accrued interest and dividend receivable		(78,458)		(13,046)
Other assets		(1,012,208)		(868,990)
Long-term debt		—		(28,463)
Other temporary differences		(68,276)		(76,334)

Deferred income tax liabilities		(1,443,833)		(1,387,003)

Net deferred income tax assets	~~W~~	400,548	~~W~~	580,912

Deferred income taxes at December 31, 2008 and 2009 are reflected in the consolidated balance sheets under the following captions:

	2008		2009
	(In millions of Won)

Other assets	~~W~~	568,875	~~W~~	689,660
Accrued expenses and other liabilities		(168,327)		(108,748)

Net deferred income tax assets	~~W~~	400,548	~~W~~	580,912

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes it is more likely than not that the Group will realize the benefits of these deductible differences, net of the existing valuation allowances at December 31, 2009. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.

The valuation allowance was ~~W~~24,951 million and ~~W~~73,626 million as of January 1, 2007 and 2008, respectively. During the years ended December 31, 2007, 2008 and 2009, the valuation allowance increased (decreased) by ~~W~~48,675 million, ~~W~~(5,747) million and ~~W~~37,035 million, respectively.

The changes in the valuation allowance in 2009 are primarily due to the increase in deferred tax assets on the net operating loss carryforwards of the parent company and one of its subsidiaries. As of December 31, 2009, the Group had net operating loss carryforwards totaling ~~W~~422,656 million.

The following table sets forth these net operating losses expiring in periods ranging from December 31, 2010 to 2013 and thereafter:

Years ending	(In millions of Won)

2010	~~W~~	65,132
2011		55,913
2012		164,913
2013 and thereafter		136,698

	~~W~~	422,656

As discussed in Note 1 to the consolidated financial statements, the Group adopted the provisions of ASC 740-10 (formerly FIN 48) on January 1, 2007, resulting in a ~~W~~3,815 million cumulative effect of increase to retained earnings.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2007		2008		2009
	(In millions of Won)

Beginning balance	~~W~~	231,117	~~W~~	217,636	~~W~~	153,754
Increases for tax positions of current year		12,241		12,740		681
Increases for tax positions of prior years		—		—		719
Decreases for tax positions of prior years		(3,950)		(38,353)		(17,659)
Amounts of decreases in the unrecognized tax benefits relating to settlements		(21,772)		(38,269)		(3,817)
Amounts of decreases in the unrecognized tax benefits relating to a lapse of the statute of limitations		—		—		(80,767)

Ending balance	~~W~~	217,636	~~W~~	153,754	~~W~~	52,911

As of December 31, 2007, 2008 and 2009, the unrecognized tax benefits included above which would, if recognized, affect the effective tax rate are ~~W~~24,586 million, ~~W~~53,071 million and ~~W~~26,447 million, respectively.

Due to the expiration of statutes of limitation, unrecognized tax benefits will decrease by ~~W~~30,479 million within the next twelve months, and as of December 31, 2009, the Korean income tax returns of the Group for the tax years subsequent to 2003 remain open to examination.

Interest expense and penalties related to unrecognized tax benefits recorded in income tax expense was ~~W~~123 million, ~~W~~16,778 million and ~~W~~(43,559) million for the years ended December 31, 2007, 2008 and 2009, respectively. Accrued income tax-related interest and penalties were ~~W~~41,679 million and ~~W~~12,857 million at December 31, 2008 and ~~W~~6,564 million and ~~W~~4,413 million at December 31, 2009, respectively.

Earnings Per Share	12 Months Ended
Dec. 31, 2009
Earnings Per Share [Abstract]
Earnings Per Share

25.	Earnings Per Share

The following is a reconciliation of the income and share data used in the basic and diluted earnings per share computation for the years ended December 31:

The following table sets forth the details of the calculation of earnings per share (EPS) for the years ended December 31:

	2007		2008		2009
	(In millions of Won, except per share data)

Basic EPS
Net income	~~W~~	1,929,612	~~W~~	1,480,699	~~W~~	1,133,852
Accretion and dividends on redeemable preferred stock and redeemable convertible preferred stock		(214,793)		(230,586)		(230,586)

Net income attributable to common stock shareholders	~~W~~	1,714,819	~~W~~	1,250,113	~~W~~	903,266
Weighted-average number of common stocks outstanding (in thousands)		403,475		417,673		461,500
Net income per share

Basic net earnings per share	~~W~~	4,250	~~W~~	2,993	~~W~~	1,957

Diluted EPS
Net income	~~W~~	1,929,612	~~W~~	1,480,699	~~W~~	1,133,852
Dividends on redeemable preferred stock		(189,031)		(202,930)		(202,930)

Net income attributable to common stock shareholders	~~W~~	1,740,581	~~W~~	1,277,769	~~W~~	930,922
Weighted-average number of common stocks outstanding (in thousands)		403,475		417,673		461,500
Diluted effect of redeemable convertible preferred stock (in thousands)		13,753		14,721		14,721

Weighted-average number of common stock outstanding, assuming dilution (in thousands)		417,228		432,394		476,221
Net income per share

Diluted net earnings per share	~~W~~	4,172	~~W~~	2,955	~~W~~	1,955

Employee Severance Plans	12 Months Ended
Dec. 31, 2009
Employee Severance Plans [Abstract]
Employee Severance Plans

26.	Employee Severance Plans

Employees with one or more years of service are entitled to receive a lump-sum payment upon termination of their employment with the Group or receive benefits after legal retirement age in installments, based on their length of service and rates of pay at the time of termination. Under the Korean National Pension Fund Law, the Group was required to pay a certain percentage of employee severance benefits to the National Pension Fund prior to April 1999. Additionally, The Group contributes a certain percentage of employee severance benefits to a severance insurance deposit account (“Severance Plan Assets”) maintained for the benefit of employees at insurance companies, banks and securities. Severance Plan Assets consist of time deposits and other guaranteed principal and guaranteed interest investments. The Group deducts contributions made to the National Pension Fund and the Severance Plan Assets from its accrued employee severance plan obligations. The compensation cost of employees’ severance benefit is recognized based on the vested benefits to which the employees are entitled if they immediately leave the Group.

Under limited circumstances, employees can withdraw their accumulated unpaid severance amounts before their termination of employment (interim severance payment). Such withdrawals were included in the amount of plan payments for the years ended December 31, 2008 and 2009. Total interim severance payments made by the Group in 2008 and 2009 were ~~W~~43,846 million and ~~W~~148,228 million, respectively. The Group paid severance benefits, excluding interim severance payments, of ~~W~~181,691 million and ~~W~~135,270 million and ~~W~~252,284 million for the years ended December 31, 2007, 2008 and 2009, respectively.

The following table sets forth the movements of accrued employee severance plan obligations included in accrued expenses and other liabilities at December 31:

	2008		2009
	(In millions of Won)

Balance at beginning of year	~~W~~	480,296	~~W~~	528,590
Accruals		224,758		276,438
Increase from acquisition of subsidiaries		2,652		—
Decrease from sale of subsidiaries		—		(94)
Payments		(179,116)		(400,512)

		528,590		404,422
Less: Contributions to National Pension Fund and
Severance Plan Assets		(205,364)		(229,897)

Balance at end of year	~~W~~	323,226	~~W~~	174,525

The Group expects to pay the following future benefits to its employees upon their normal retirement age:

Years Ending	(In millions of Won)

2010	~~W~~	1,612
2011		2,319
2012		1,152
2013		3,552
2014		7,156
2015~2019		94,959

	~~W~~	110,750

The above amounts were determined based on the employees’ current salary rates and the number of service years that will be accumulated upon their retirement date.

Employee Share based Compensation and Other Benefits	12 Months Ended
Dec. 31, 2009
Employee Share-based Compensation and Other Benefits [Abstract]
Employee Share-based Compensation and Other Benefits

27.	Employee Share-based Compensation and Other Benefits

Employee stock-based compensation plan

The Group has various share-based compensation plans to reward its employees and key executives of the Group. All the Group’s compensation plans are classified as liabilities using the fair-value-based method under ASC 718 (formerly SFAS 123R).

Share-based compensation expense was ~~W~~104,042 million, ~~W~~(114,058) million and ~~W~~52,077 million in 2007, 2008 and 2009, respectively. The per share weighted fair value of the stock options granted to key employees, executives and directors of the Group was ~~W~~16,259 for 2007 and ~~W~~12,275 for 2008 and nil for 2009. These fair value amounts were calculated using the Partial Differential Equation (PDE) Solution model. Effective January 1, 2007, the Group changed its valuation model from the Black-Scholes model to the PDE Solution model for a more representative measurement of fair value of performance-based stock options.

The following table illustrates the significant assumptions used to estimate the fair value of share options at the grant date (the group did not grant any stock options during 2009):

	Shinhan Financial Group
	2007	2008

Risk-free interest rate	4.69%	5.16%
Expected lives(1)	5.00 years	5.00 years
Expected volatility(2)	32.12%	30.60%
Expected dividend rate	3.06%	2.62%

Note:

(1)	Expected lives are calculated based on a simplified method since the Group does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate the expected term.

(2)	Expected volatility is based on implied volatility derived from historical volatility of the Group’s stock price.

Shinhan Financial Group Plan

Shinhan Financial Group has authorized 79,094,106 shares of options to be granted to purchase its common stock. Shinhan Financial Group granted to its key employees, managements and directors of the Group 1,004,200 options, 1,156,300 options, 1,301,600 options, 2,695,200 options, 3,296,200 options, 1,301,050 options and 808,700 options at an exercise price of ~~W~~18,910, ~~W~~11,800, ~~W~~21,595, ~~W~~28,006, ~~W~~38,829, ~~W~~54,560 and ~~W~~49,053 per share with vesting period of two years from the grant date in 2002, 2003, 2004, 2005, 2006, 2007 and 2008, respectively. Upon vesting, the 1st, 2nd and 3rd options may be exercised within three to four years while the 4th, 5th, 6th and 7th options may be exercised within four years after one year from vesting. Options granted to management and directors are performance-based and market-based linked to average market price of the Group’s three main domestic competitors’ shares. With regard to options granted on May 22, 2002, May 15, 2003, March 25, 2004, March 30, 2005 and March 21, 2006, Shinhan Financial Group decided to pay the difference between the exercise price and average market price in cash at the date of exercise. With regard to options granted on March 20, 2007 and March 19, 2008, the Group may issue shares (new shares of common stock or treasury shares) upon settlement or pay in cash the difference between the exercise and average market price at the date of exercise.

Shinhan Bank and Shinhan Investment Corp. (formerly Good Morning Shinhan Securities) Plan

Shinhan Bank and Shinhan Investment Corp. (formerly Good Morning Shinhan Securities) granted share options to certain executives with a vesting period of two years from the grant date in 1999, 2000, 2001, 2002, 2003, and 2004. During 2004 and 2005, both companies decided to settle all outstanding stock options for cash based on price calculated in reference to the market price of the common stock of Shinhan Financial Group, multiplied by an exchange ratio.

A summary of the status of the Group’s unvested options as of December 31, 2008 and 2009 and changes during the years ended December 31, 2008 and 2009 is presented below:

	Shinhan Financial Group
		Weighted-
		Average
		Grant Date
	Number of	Fair Value
	Options	per Option
		(In Won)

Unvested at January 1, 2008	3,955,998	~~W~~	8,884
Granted	808,700		12,275
Vested	(2,765,738)		5,797
Forfeited	(138,202)		11,469

Unvested at December 31, 2008	1,860,758	~~W~~	14,754

Unvested at January 1, 2009	1,860,758	~~W~~	14,754
Granted	—		—
Vested	(1,110,427)		16,259
Forfeited	(76,093)		14,760

Unvested at December 31, 2009	674,238	~~W~~	12,275

Total fair value of shares vested during 2007, 2008 and 2009 were ~~W~~63,821 million, ~~W~~12,168 million and ~~W~~9,204 million, respectively. As of December 31, 2009, there was ~~W~~509 million of total unrecognized compensation cost related to unvested stock awards, net of the forfeiture provision. Such cost is expected to be recognized over a weighted-average period of 0.2 years.

The following table presents the share option activities during the period indicated:

	Shinhan Financial Group					Shinhan Bank
		Weighted-					Weighted-
		Average					Average
		Exercise		Aggregate			Exercise		Aggregate
	Number	Price		Intrinsic		Number	Price		Intrinsic
	of Options	per Option		Value		of Options	per Option		Value
		(In Won)		(In millions of Won)			(In Won)		(In millions of Won)

Outstanding at January 1, 2007	7,951,260	~~W~~	29,133			389,022	~~W~~	5,395
Granted	1,301,050		54,560			—		—
Exercised	(1,036,956)		17,973			(231,499)		5,562
Forfeited	(455,180)		43,165			—		—

Outstanding at December 31, 2007	7,760,174	~~W~~	34,065	~~W~~	151,986	157,523	~~W~~	5,150	~~W~~	330
Granted	808,700		49,053			—		—
Exercised	(1,379,042)		20,964			(135,173)		5,175
Forfeited	(138,202)		47,729			—		—

Outstanding at December 31, 2008	7,051,630	~~W~~	38,078	~~W~~	12,457	22,350	~~W~~	5,000	~~W~~	—
Granted	—		—			—		—
Exercised	(777,175)		23,942			—		—
Forfeited	(76,093)		52,489			(22,350)		5,000

Outstanding at December 31, 2009	6,198,362	~~W~~	39,673	~~W~~	47,594	—	~~W~~	—	~~W~~	—

Exercisable at December 31, 2009	4,413,697	~~W~~	34,495	~~W~~	47,594	—	~~W~~	—	~~W~~	—

	Shinhan Investment Corp. (formerly Good Morning Shinhan Securities)
		Weighted-Average		Aggregate
	Number	Exercise Price		Intrinsic
	of Options	per Option		Value
		(In Won)		(In million Won)

Outstanding at January 1, 2007	9,104,725	~~W~~	6,879
Granted	—		—
Exercised	(3,408,956)		6,751
Forfeited	—		—

Outstanding at December 31, 2007	5,695,769	~~W~~	6,956	~~W~~	14,404
Granted	—		—
Exercised	(342,857)		5,273
Forfeited	—		—

Outstanding at December 31, 2008	5,352,912	~~W~~	7,064	~~W~~	—
Granted	—		—
Exercised	(90,000)		6,040
Forfeited	(4,812,912)		7,148

Outstanding at December 31, 2009	450,000	~~W~~	6,370	~~W~~	327

Exercisable at December 31, 2009	450,000	~~W~~	6,370	~~W~~	327

The total intrinsic value of options exercised during the years ended December 31, 2007, 2008, and 2009 was ~~W~~50,998 million, ~~W~~36,747 million, and ~~W~~9,132 million, respectively, and the amounts have been paid in cash during the year.

Share options outstanding at December 31, 2009 are as follows:

		Shinhan Financial Group
		Options Outstanding				Options Exercisable
			Weighted-
			Average	Weighted-			Weighted-		Weighted-
			Remaining	Average			Average		Remaining
Exercise		Number	Contractual	Exercise		Number	Exercise		Contractual
Price		Outstanding	Life(1)	Price		Exercisable	Price		Life(1)
				(In Won)			(In Won)

~~W~~	28,006	1,767,408	2.24	~~W~~	28,006	1,767,408	~~W~~	28,006	2.24
	38,829	2,646,289	3.22		38,829	2,646,289		38,829	3.22
	54,560	1,110,427	4.22		54,560	—		—	—
	49,053	674,238	5.21		49,053	—		—	—

		6,198,362	3.34	~~W~~	39,673	4,413,697	~~W~~	34,495	2.83

Shinhan Investment Corp. (formerly Good Morning Shinhan Securities)
		Options Outstanding				Options Exercisable
Weighted-
			Average	Weighted-			Weighted-		Weighted-
			Remaining	Average			Average		Remaining
Exercise		Number	Contractual	Exercise		Number	Exercise		Contractual
Price		Outstanding	Life(1)	Price		Exercisable	Price		Life(1)
				(In Won)			(In Won)

~~W~~	6,370	450,000	2.40	~~W~~	6,370	450,000	~~W~~	6,370	2.40

		450,000	2.40	~~W~~	6,370	450,000	~~W~~	6,370	2.40

Note:

(1)	Contractual life indicates the sum of service (vesting) period and exercisable period.

Employee Stock Ownership Association

In 2002, Shinhan Financial Group established an employee stock ownership association (the ESOA) covering most of their employees. The Group makes cash contributions to the ESOA on a periodic basis based on the Group’s actual performance relative to pre-specified net income. The Group’s cash contributions are used to purchase shares of the common stock of the Group on the Korea Exchange. All shares acquired by the ESOA are unallocated, and are restricted for a period of four years pursuant to the plan agreements and regulations governing the ESOA. In addition, under the Securities and Exchange Act of Korea, employees participating in the ESOA have a right of first refusal, subject to certain exceptions, to subscribe for up to 20% of the shares publicly offered by the Group pursuant to the Securities and Exchange Act of Korea. Furthermore, this right is exercisable only to the extent that the total number of shares so acquired and held by such employees does not exceed 20% of the Group’s total number of shares then outstanding. For the years ended December 31, 2007, 2008 and 2009, the Group recorded in aggregate ~~W~~34,266 million, ~~W~~34,112 million and ~~W~~35,060 million in expenses related to the ESOA contributions, respectively.

Fair Value Measurements	12 Months Ended
Dec. 31, 2009
Fair Value Measurements [Abstract]
Fair Value Measurements

28.	Fair Value Measurements

Effective January 1, 2008, the Group adopted ASC 820-10 (formerly SFAS 157). This guidance defines fair value, expands disclosure requirements around fair value and specifies a three-level fair value hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. The Group determines the fair value of its financial instruments that are recognized or disclosed at fair value in the financial statements in accordance with ASC 820-10.

ASC 820-10 requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Fair value is an exit price, defined as a price received in exchange of assets disposed or paid in transferring liabilities between market participants, at the measurement date. As such, the Group’s own assumptions reflect those market participants used in pricing the asset or liability at the measurement date. The following in the description of fair value hierarchy based on pricing inputs.

•	Level 1 — Quoted prices for identical instruments in active markets. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain securities that are highly liquid and are actively traded in over-the-counter markets.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets.

•	Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value measurements. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques based on significant unobservable inputs, as well as management judgements or estimates that are significant to valuation.

The Group establishes and documents its policy and process for determining fair values. Fair value is based upon quoted market prices, where available. If quoted prices are not available, fair value is based upon internally developed models that primarily use, as inputs, market-based or independently sourced market parameters, including but not limited to yield curves, interest rates, volatilities, equity or debt prices, foreign exchange rates and credit curves as well as other relevant factors.

The price transparency of financial instruments is a key determinant of the degree of judgment involved in measuring fair value of the Group’s financial instruments. Financial instruments for which actively quoted prices or pricing parameters are available will generally have a higher degree of price transparency than those that are thinly traded or not quoted. In accordance with ASC 820-10, the criteria used to determine whether the market for a financial instrument is active or inactive is based on the particular asset or liability.

As a result of the adoption of ASC 820-10, the Group has made some amendments to the techniques used in measuring the fair value of derivatives and other positions. These amendments change the way that the probability of default of a counterparty is factored into the valuation of derivative positions and include the impact of the Group’s own credit risk on derivatives and other liabilities measured at fair value.

•	Credit valuation adjustments (“CVA”) are necessary when the market price (or parameter) is not indicative of the changes in credit quality of the counterparty. As few classes of derivative contracts are listed on an exchange, the majority of derivative positions are valued using internally developed models and the Group makes an adjustment necessary to reflect the credit quality of each derivative counterparty to arrive at fair value. The adjustment also takes into account contractual factors designed to reduce the Group’s credit exposure to each counterparty, such as collateral and legal rights of offset.

•	Debit valuation adjustments (“DVA”) are necessary to reflect the credit quality of the Group in the valuation of liabilities measured at fair value. This adjustment is incorporated into the Group’s valuations in accordance with ASC 820-10. The methodology to determine the adjustment is consistent with CVA and incorporates the Group’s credit spread as observed through the credit default swap market.

The followings are descriptions of valuation methodologies used by the Group to measure various financial instruments at fair value.

Trading and available-for-sale securities and securities sold short, not yet purchased:  The fair values of the securities included in trading assets and available-for-sale securities included in securities and securities in short position included in short-term borrowings are recognized in the consolidated balance sheets based on quoted market prices, where available. For the securities traded in the over-the-counter market, the Group generally determines fair value utilizing internal valuation techniques or based on prices obtained from independent pricing services or brokers. Trading securities and derivatives recorded by using valuation methods and prices obtained from pricing services or brokers are generally classified as Level 2 except in the cases where such quoted prices include unobservable inputs to the models, then such financial instruments are classified as Level 3. The Group validates prices received from pricing services or brokers using a variety of methods, including, but not limited to, comparison to secondary pricing services, corroboration of pricing by reference to other independent market data such as secondary broker quotes and relevant benchmark indices, and review of pricing by the Group’s personnel familiar with market liquidity and other market-related conditions. The Group has internal price verification procedures and reviews fair value methodology documentation provided by independent pricing services.

Derivatives assets and liabilities:  The majority of derivatives entered into by the Group are traded in over-the-counter markets and no quoted market prices are available approximating their fair values. The valuation of those derivatives are determined using internal models that require the use of multiple market inputs such as interest rate, prices and indices to generate continuous yield or pricing curves and volatility factors. The over-the-counter derivatives are placed in either Level 2 or Level 3 depending on the observability of the significant inputs to the model.

Collateral dependent loans:  For collateral dependent loans, impairment is measured based on the fair value of the collateral underlying the subject loan. When the carrying amount of the subject impaired loan is higher than the fair value of the collateral, the carrying amount is written down to the fair value of the collateral in accordance with the fair value requirements of ASC 820-10. The fair value of the collateral is determined as the present value of the estimated realizable value of the collateral at the expected time of the sale of such collateral. Once the valuation report of the court-appointed appraiser becomes publicly available as part of a foreclosure proceeding, we use the appraisal value for the collateral indicated in such report as the estimated realizable value of the collateral. However, until such publication, we use the valuation amount for the collateral as determined by outside independent appraisers at the time that the subject loan was initially approved, with adjustments made for the change in value from the effect of time passage and current market circumstances that may impact the value of the collateral. Since there is no secondary market where collateral dependent loans are actively traded, they are measured for impairment based on the fair value of the underlying collateral. While outside appraisers (whether court-appointed or in connection with the initial approval of the subject loan) consider observable inputs such as the sale prices of assets similar to such collateral, additional adjustments based on unobservable inputs are warranted in the valuation of collateral subject to a court-supervised foreclosure proceeding since the auction from such proceeding tends to result in a sale price less than that obtainable from a sale transaction conducted in the ordinary course of business. This use of unobservable inputs makes it necessary to classify collateral dependent loans as Level 3.

Assets and liabilities measured at fair value on a recurring basis

As of December 31, 2008 and 2009, instruments measured at fair value on a recurring basis comprised 18.48% and 15.47% of the Group’s total assets and 5.12% and 2.42% of the Group’s total liabilities, respectively. The following table presents assets and liabilities measured at fair value on a recurring basis by fair-value hierarchy levels as of December 31, 2008 and 2009.

	2008
	Level 1		Level 2		Level 3		Total
			(In millions of Won)

Assets measured at fair value
Trading assets
Trading securities	~~W~~	2,156,756	~~W~~	4,281,378	~~W~~	227,277	~~W~~	6,665,411
Derivative instruments		1,549		11,554,585		420,660		11,976,794
Other trading assets — commodity indexed deposits		—		58,737		—		58,737
Securities
Available-for-sale securities		11,196,242		17,719,405		100,364		29,016,011
Other assets
Hedging derivative instruments		—		3,801		—		3,801
Fund investments		—		730,093		—		730,093

Total assets	~~W~~	13,354,547	~~W~~	34,347,999	~~W~~	748,301	~~W~~	48,450,847

Liabilities measured at fair value
Trading liabilities
Derivative instruments	~~W~~	274	~~W~~	11,179,770	~~W~~	430,605	~~W~~	11,610,649
Other trading liabilities — commodity indexed deposits		—		220,016		—		220,016
Short-term borrowings
Securities sold short, not yet purchased		9,417		—		—		9,417
Long-term debt
Equity linked securities sold		—		—		610,971		610,971
Other liabilities
Hedging derivatives instruments		—		12		—		12

Total liabilities	~~W~~	9,691	~~W~~	11,399,798	~~W~~	1,041,576	~~W~~	12,451,065

	2009
	Level 1		Level 2		Level 3		Total
			(In millions of Won)

Assets measured at fair value
Trading assets
Trading securities
Debt securities
Korean treasury and governmental agencies	~~W~~	901,481	~~W~~	622,214	~~W~~	-	~~W~~	1,523,695
Corporations		—		920,794		255,768		1,176,562
Financial institutions		662,121		1,441,973		—		2,104,094
Mortgage-backed securities and asset-backed securities		—		872,987		—		872,987
Equity securities		534,190		212,772		—		746,962
Derivative instruments		5,492		4,359,732		251,306		4,616,530
Other trading assets — commodity indexed deposits		—		256,246		—		256,246

	~~W~~	2,103,284	~~W~~	8,686,718	~~W~~	507,074	~~W~~	11,297,076

Available-for-sale securities
Korean treasury and governmental agencies		4,081,086		4,640,913		—		8,721,999
Corporations		—		2,307,792		—		2,307,792
Financial institutions		3,531,061		7,633,203		—		11,164,264
Mortgage-backed securities and asset-backed securities		—		2,186,982		97,202		2,284,184
Other		—		170,168		—		170,168

	~~W~~	7,612,147	~~W~~	16,939,058	~~W~~	97,202	~~W~~	24,648,407

Equity securities	~~W~~	2,961,285	~~W~~	2,203	~~W~~	-	~~W~~	2,963,488

Other assets
Hedging derivative instruments		—		1,817		—		1,817
Fund investments		—		523,116		—		523,116

	~~W~~	-	~~W~~	524,933	~~W~~	-	~~W~~	524,933

Total assets	~~W~~	12,676,716	~~W~~	26,152,912	~~W~~	604,276	~~W~~	39,433,904

Liabilities measured at fair value
Trading liabilities
Derivative instruments	~~W~~	609	~~W~~	4,145,634	~~W~~	99,822	~~W~~	4,246,065
Other trading liabilities — commodity indexed deposits		—		318,969		—		318,969
Short-term borrowings
Securities sold short, not yet purchased		27,966		—		—		27,966
Long-term debt
Equity linked securities sold		—		—		1,067,457		1,067,457
Other liabilities
Hedging derivatives instruments		—		167		—		167

Total liabilities	~~W~~	28,575	~~W~~	4,464,770	~~W~~	1,167,279	~~W~~	5,660,624

Changes in Level 3 items measured at fair value on a recurring basis

In circumstances where observable market data are not available, significant unobservable inputs are utilized to determine fair value. In such cases, the assets and liabilities are classified as Level 3. As of December 31, 2008, assets and liabilities categorized as Level 3 represented 1.54% and 8.37% of the Group’s total assets and liabilities measured at fair value on a recurring basis, respectively. As of December 31, 2009, assets and liabilities categorized as Level 3 represented 1.53% and 20.62% of the Group’s total assets and liabilities measured at fair value on a recurring basis, respectively. Both observable and unobservable inputs may be used to determine the fair value of positions that the Group has classified within the Level 3 category. As a result, the realized and unrealized gains and losses for assets and liabilities within the Level 3 category presented in the tables below may include changes in fair value that were attributable to both observable and unobservable inputs.

The following table presents additional information about Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31, 2008 and 2009:

			Total Realized/Unrealized											Unrealized
			Gains (Losses) Recorded in				Transfers in			Purchases,				Gains
	January 1,			Trading			and/or out			Issuances and	December 31,			(Losses) Still
	2008			Revenues	Others(1)		of Level 3(2)			Settlements	2008			Held(3)
	(In millions of Won)

Trading assets
Trading securities	~~W~~	482,354	~~W~~	(75,948)	~~W~~	—	~~W~~	—	~~W~~	(179,129)	~~W~~	227,277	~~W~~	(75,626)
Derivatives instruments		164,648		296,635		—		52,074		(92,697)		420,660		386,652
Investments
Available-for-sale securities		164,949		(6,542)		(48,202)		—		(9,841)		100,364		5,803
Trading liabilities
Derivatives instruments		491,425		47,642		—		33,310		(46,488)		430,605		(98,072)
Long-term debt
Equity linked securities sold		738,469		137,871		—		—		10,373		610,971		204,512

		Total Realized/Unrealized
		Gains (Losses) Recorded in		Transfers in	Purchases,		Unrealized
	January 1,	Trading		and/or out	Issuances and	December 31,	Losses Still
	2009	Revenues	Others(1)	of Level 3(2)	Settlements	2009	Held(3)
	(In millions of Won)

Trading assets
Trading securities	227,277	54,842			(26,351)	255,768	(5,117)
Derivatives instruments	420,660	(157,835)	—	252,720	(264,239)	251,306	(176,980)
Investments
Available-for-sale securities	100,364	—	(7,879)	—	4,717	97,202	(3,424)
Trading liabilities
Derivatives instruments	430,605	(554)	—	(132,169)	(199,168)	99,822	(34,031)
Long-term debt
Equity linked securities sold	610,971	217,301	—	—	673,787	1,067,457	(18,960)

Note:

(1)	Includes the change in fair value of available-for-sale securities and other investments, change in accumulated other comprehensive income (loss), gains (losses) from sales and impairment losses.

(2)	Transfers into or out of Level 3 are made if the inputs used in the financial models measuring the fair values of the assets and liabilities became unobservable or observable, respectively. These transfers are effective as of the beginning of the year, and any gains or losses occurring on these assets and liabilities during the year are presented as Level 3.

(3)	Represents the amount of total gains or losses for the years ended December 31, 2008 and 2009, included in earnings (and accumulated other comprehensive income (loss) for changes in fair value of available-for-sale investments and other investment) attributable to the change in fair value relating to assets and liabilities classified as Level 3 that are still held at December 31, 2008 and 2009.

The significant changes in Level 3 assets and liabilities for the year ended December 31, 2008 are as follows:

A net decrease in available-for-sale securities of ~~W~~48,202 million was mainly driven by recognition of other-than-temporary impairment of CDOs which are included in earnings.

The changes in the Level 3 derivative assets and liabilities of ~~W~~256,012 million and ~~W~~(60,820) million were mainly due to:

(i) The Group transferred ~~W~~52,074 million and ~~W~~33,310 million of derivatives assets and liabilities from the Level 2 into the Level 3 category in the fair-value hierarchy during the year ended December 31, 2008. The valuation of these derivatives is affected by the credit valuation and debt valuation adjustments, which is based on an internal valuation technique, and the extent of such adjustment was significant enough to render the fair-value hierarchy of the respective instruments into the lower level.

(ii) The changes in the Level 3 realized/unrealized gains (losses) from trading derivatives were due to gain of ~~W~~296,635 million and ~~W~~47,642 million relating to derivative assets and liabilities, respectively, and these gains include both realized and unrealized gains during the year ended December 31, 2008.

The significant changes in Level 3 assets and liabilities for the year ended December 31, 2009 are as follows:

A net decrease in available-for-sale securities of ~~W~~7,879 million was mainly driven by recognition of other-than-temporary impairment of CDOs which are included in earnings.

The changes in the Level 3 derivative assets and liabilities of ~~W~~(169,354) million and ~~W~~(330,783) million were mainly due to:

(i) The Group transferred ~~W~~357,219 million of derivatives assets from the Level 2 into the Level 3 category in the fair-value hierarchy during the year ended December 31, 2009. The valuation of these derivatives is affected by the credit valuation and debt valuation adjustments, which is based on an internal valuation technique, and the extent of such adjustment was significant enough to render the fair-value hierarchy of the respective instruments into the lower level. And the Group transferred ~~W~~104,499 million of derivatives assets and ~~W~~132,167 million of derivatives liabilities to the Level 2 from the Level 3 category in the fair-value hierarchy during the year ended December 31, 2009 as the availability of observable pricing inputs relevant to the asset or liability that is significant to the fair value measurement in its entirety has been increased as of December 31, 2009.

(ii) The changes in the Level 3 realized/unrealized gains (losses) from trading derivatives were due to loss of ~~W~~157,835 million and ~~W~~554 million relating to derivative assets and liabilities, respectively, and these losses include both realized and unrealized losses during the year ended December 31, 2009.

Assets and liabilities measured at fair value on a non-recurring basis

Certain assets and liabilities are measured at fair value on a non-recurring basis and are not included in the tables above. These assets and liabilities primarily include assets measured at cost that have been written down to fair value during the period as a result of an impairment.

The following table presents collateral dependent loans and lease receivables, goodwill and other assets of which balances at December 31, 2008 and 2009 are measured at fair value on a non-recurring basis based on the ASC 820-10 valuation hierarchy.

	2008
	Level 1		Level 2		Level 3
	(In millions of Won)

Loans and lease receivables(1)	~~W~~	—	~~W~~	—	~~W~~	438,011
Goodwill(2)				18,788
Other assets — other investments(3)		67,201		—		17,755

	2009
	Level 1		Level 2		Level 3
	(In millions of Won)

Loans and lease receivables(1)	~~W~~	—	~~W~~	—	~~W~~	432,765
Goodwill(2)		—		—		—
Other assets — other investments(3)		—		—		9,591

Note:

(1)	Represents carrying values net of allowances and cumulative impairment charges of related impaired loans and lease receivables which are collateral dependent and are evaluated based on the fair value of the underlying collateral. The fair value of the collateral for such impaired loans and lease receivables is based on the appraisal value of external valuation experts, as adjusted for significant inputs related to the foreclosure proceeding for such collateral, which inputs are deemed to be unobservable. We accordingly classify collateral dependent loans and lease receivables as Level 3.

(2)	The Group recorded goodwill impairment charges of ~~W~~128,394 million and ~~W~~59,517 million at December 31, 2008 and 2009, respectively, as determined based on Level 3 inputs. See Note 10 for additional information on goodwill impairment

(3)	The Group recorded impairment charges of ~~W~~33,206 million and ~~W~~12,038 million at December 21, 2008 and 2009, respectively.

Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2009
Fair Value of Financial Instruments (SFAS 107 Disclosure) [Abstract]
Fair Value of Financial Instruments (SFAS 107 Disclosure)

29.	Fair Value of Financial Instruments

Fair value measurements and Disclosure (formerly SFAS No. 107, Disclosures About Fair Value of Financial Instruments (SFAS 107) (ASC 820-10)) requires the disclosure of the estimated fair value of financial instruments including those financial instruments for which the Group did not elect the fair value option. The fair values of such instruments have been derived, in part, by management’s assumptions, the estimated amount and timing of future cash flows and estimated discount rates. Different assumptions could significantly affect these estimated fair values. Accordingly, the net realizable values could be materially different from the estimates presented below. In addition, the estimates are only indicative of the value of individual financial instruments and should not be considered an indication of the fair value of the Group.

The following methods and assumptions are used by the Group in estimating fair value disclosures for its financial instruments:

Assets and liabilities for which fair value approximates carrying value:  The carrying values of certain financial assets and liabilities are reported at cost, including cash and cash equivalents, restricted cash, call loans, accrued interest and dividends receivable, customers’ liability on acceptances, accrued interest and dividend payable, security deposits, and acceptances outstanding. The carrying values of these financial assets and liabilities are considered to approximate their fair values due to their short-term nature and negligible losses due to credit risks.

Interest-bearing deposits in banks:  The carrying amounts of short-term interest-bearing deposits approximate their fair value because they are short-term in nature or carry variable interest rates.

Held-to-maturity securities:  The fair values for held-to-maturity securities are based on quoted market prices, or quoted market prices of comparable instruments if the quoted market prices are not available.

Nonmarketable equity investments:  Nonmarketable equity investments, which are recorded in other assets, consist primarily of private equity investments. The fair values of these investments are based on the latest obtainable net asset value of the investees and adjusted for other-than-temporary impairment losses.

Loans:  Loans and advances are net of allowance for loan losses. The fair values of loans are generally determined by discounting both principal and interest cash flows expected to be collected using an observable discount rate for similar instruments with adjustments that management believes a market participant would consider in determining fair value. The Group estimates the cash flows expected to be collected using interest rate and prepayment risk models that incorporate management’s best estimate of current key assumptions, such as default rates, loss severity and prepayment speeds for the life of the loan.

Deposits:  The carrying amounts of variable-rate interest and non-interest-bearing deposits approximate their fair values at the balance sheet date. Fair values for fixed rate interest-bearing deposits are estimated using discounted cash flow analysis using market interest rates currently offered for deposits with similar maturities.

Short-term borrowings:  The carrying amounts of call money, securities sold under repurchase agreements and short-term borrowings approximate their fair values due to their short-term nature and negligible losses due to credit risks.

Long-term debt:  The fair values of long-term borrowings are estimated based on quoted market prices, where available. For those notes where quoted market prices are not obtainable, a discounted cash flow analysis is used based on the Group’s current incremental borrowing rates for similar types of borrowing arrangements.

Secured borrowings:  The fair values for securities sold under agreements to repurchase are estimated using discounted cash flow analysis that applies current market interests offered for arrangements with similar maturities as no quoted market price is available. The fair values for beneficial interests issued by the VIEs are based on market quotes where available, or discounted cash flow analysis using market interest rates.

The following disclosures represent financial instruments in which the ending balance is not carried at fair value in its entirety on the Group’s consolidated balance sheets at December 31:

	2008				2009
	Carrying				Carrying
	Amount		Fair Value		Amount		Fair Value
			(In millions of Won)

Financial assets:
Financial assets for which carrying value approximates fair value	~~W~~	12,842,990	~~W~~	12,842,990	~~W~~	17,225,681	~~W~~	17,225,681
Interest-bearing deposits in banks		1,626,880		1,626,880		2,164,004		2,164,004
Held-to-maturity securities		8,696,144		8,872,951		12,793,618		12,840,594
Loans		167,308,055		169,075,453		165,593,546		167,393,995
Non-marketable equity investments included in other assets		1,900,546		2,587,363		2,045,547		3,437,571

Total Financial assets	~~W~~	192,374,615	~~W~~	195,005,637	~~W~~	199,822,396	~~W~~	203,061,845

Financial liabilities:
Financial liabilities for which carrying value approximates fair value	~~W~~	6,120,236	~~W~~	6,120,236	~~W~~	5,853,609	~~W~~	5,853,609
Deposits		122,704,495		123,416,833		143,698,489		144,364,290
Short-term borrowings		23,215,574		23,215,574		9,686,890		9,686,890
Secured borrowings		10,225,777		10,288,417		7,944,390		8,078,573
Long-term debt		49,040,735		48,609,805		43,727,523		42,319,203

Total Financial liabilities	~~W~~	211,306,817	~~W~~	211,650,865	~~W~~	210,910,901	~~W~~	210,302,565

The differences between the carrying amounts and the fair values of guarantees, commercial letters of credit, standby letters of credit, and other lending commitments are immaterial to the consolidated financial statements.

Derivative Instruments, Hedging Activities and Credit Derivatives	12 Months Ended
Dec. 31, 2009
Derivative Instruments, Hedging Activities and Credit Derivatives [Abstract]
Derivative Instruments, Hedging Activities and Credit Derivatives

30.	Derivative Instruments, Hedging Activities and Credit Derivatives

Derivative Instruments

The Group enters into various types of derivative transactions in the course of its trading and non-trading activities. These derivatives include futures and forward contracts, swap contracts and option contracts. Futures and forward contracts are commitments to buy or sell at a future date a financial instrument, commodity or currency at a contracted price and may be settled in cash or through delivery. Swap contracts are commitments to settle in cash at a future date or dates which may range from a few days to a number of years, based on differentials between specified financial indices, as applied to a notional principal amount. Option contracts give the purchaser, for a fee, the right, but not the obligation, to buy or sell within a limited time, a financial instrument or currency at a contracted price that may also be settled in cash, based on differentials between specified indices.

The Group enters into these derivative transactions relating to interest rate, foreign currency, market/credit, commodity and other risks to enable customers to transfer, modify or reduce their interest rate, foreign exchange and other market risks. As part of this process, the Group considers the customers’ suitability for the risk involved, and the business purpose for the transaction. The Group also manages its derivative-risk positions through offsetting trade activities, controls focused on price verification, and daily reporting of positions to senior managers. In addition the Group trades these products for its own account. Trading limits and price verification controls are key aspects of this activity. The Group uses derivatives in connections with its risk-management activities to hedge certain risks or reposition the risk profile of the Group. For example, the Group may issue fixed-rate long-term debt and then enter into a receive-fixed, pay-variable-rate interest rate swap with the same tenor to a net variable-rate basis. This strategy is the most common form of an interest rate hedge, as it minimizes interest cost in certain yield curve environments. Derivatives are also used to manage interest rate risk relating to specific groups of on-balance sheet assets and liabilities, including investments, loans, and long-term debt. In addition, foreign exchange contracts are used to hedge the foreign currency denominated debt, net capital exposures and foreign exchange transactions. The fair values of derivatives not qualifying for hedge accounting are included in trading assets(or trading liabilities) and any changes in fair values are included in net trading profits(losses). The fair values of derivatives qualifying for hedge accounting are included in other assets (or other liabilities) and the earning impact of these fair value hedges and the changes in fair values attributable to the risk being hedged for the hedged item are included in non-interest income (or non-interest expense).

Derivatives may expose the Group to market risk, credit risk or liquidity risk in excess of the amounts recorded on the consolidated statements of financial position. Market risk on a derivative or foreign exchange product is the exposure created by potential fluctuations in interest rates, foreign exchange rates and other values, and is a function of the type of product, the volume of transactions, the tenor and terms of the agreement, and the underlying volatility. Credit risk is the exposure to loss in the event of nonperformance by the other party to the transaction where the value of any collateral held is not adequate to cover such losses. The recognition in earnings of unrealized gains on these transactions is subject to management’s assessment as to collectibility. Liquidity risk is the potential exposure that arises when the size of the derivative position may not be able to be rapidly adjusted in periods of high volatility and financial stress at a reasonable cost.

The total notional amounts for both long and short derivative positions, representing the volume of derivative activity, at December 31, 2009 are as follows:

	2009
	Underlying Notional		Estimated		Estimated
	Amount(1)		Fair Value Assets(2)		Fair Value Liabilities(2)
	(In millions of Won)

Trading:
Foreign exchange derivatives:
Swaps	~~W~~	23,142,798	~~W~~	1,284,635	~~W~~	1,990,860
Future and forward contracts		59,473,021		1,706,012		713,785
Options purchased		3,378,289		316,301		7,557
Options written		713,053		4,247		67,728

Sub-total		86,707,161		3,311,195		2,779,930

Interest rate derivatives:
Swaps		129,612,909		625,178		936,572
Future and forward contracts		43,448		—		—
Options purchased		5,371,200		54,257		—
Options written		5,975,144		—		52,061

Sub-total		141,002,701		679,435		988,633

Equity derivatives:
Swaps		1,737,542		119,954		149,391
Future and forward contracts		47,726		—		—
Options purchased		2,741,914		161,412		5,246
Options written		2,631,994		5,553		130,665

Sub-total		7,159,176		286,919		285,302

Credit derivatives:
Protection sell		174,918		2,546		23,076

Sub-total		174,918		2,546		23,076

Other derivatives:
Commodity swaps		22,523		—		1,320
Options purchased		56,648		1,896		—
Options written		24,278		—		1,173

Sub-total		103,449		1,896		2,493

Total	~~W~~	235,147,405	~~W~~	4,281,991	~~W~~	4,079,434

Nontrading:
Hedge accounting:
Interest rate swaps		90,000		1,817		167

Nontrading that do not qualify for hedge accounting(3):
Foreign exchange derivatives:
Swaps		914,287		115,326		15,541
Future and forward contracts		23,819		94		5,209
Sub-total		938,106		115,420		20,750

Interest rate derivatives:
Swaps		10,453,051		219,119		145,881

Total	~~W~~	11,481,157	~~W~~	336,356	~~W~~	166,798

Note:

(1)	Notional amounts in foreign currencies were converted into Won at prevailing exchange rates as of December 31, 2009.

(2)	The fair values of the trading derivative assets/liabilities and nontrading that do not qualify for hedge accounting are presented in Note 6. The fair values of the hedging derivative assets/liabilities that qualify for hedge accounting are presented in Note 11 and Note 17.

(3)	While the Group engages in derivatives trading activities to hedge the interest rate risk and foreign exchange risk exposure that arise from its own assets and liabilities, as these nontrading derivative contracts do not qualify for hedge accounting under U.S. GAAP, they are accounted for as trading derivatives in the financial statements. These contracts include interest rate swaps, forward contracts and cross-currency swaps held for nontrading that do not qualify for hedge accounting treatment.

The Group present the fair value of derivative instruments on a gross basis even when the derivative instruments are subject to master netting arrangement and qualify for net presentation in the consolidated balance sheet in accordance with ASC 210-20 (formerly FIN 39). Therefore, cash collateral payables and receivables associated with the derivative instruments are not added to or netted against the fair value amounts.

Trading profits (losses) related to derivative instruments not designated or qualifying as hedging instruments under ASC 815 (formerly SFAS 133) at December 31, 2009 are as follows:

	2009
	Nontrading that do not
	Qualify for Hedge Accounting		Trading
	(In millions of Won)

Foreign exchange derivatives	~~W~~	(18,417)	~~W~~	(293,162)
Interest rate derivatives		(338,409)		73,195
Equity derivatives		—		20,601
Credit derivatives		—		17,404
Commodity and other derivatives		—		25,375

	~~W~~	(356,826)	~~W~~	(156,587)

Hedging Activities

The Group accounts for its hedging activities in accordance with ASC 815. As a general rule, hedge accounting is permitted for those situations where the Group is exposed to a particular risk, such as interest rate or foreign exchange risk, that causes changes in the fair value of an asset or liability, or variability in the expected future cash flows of an existing asset, liability or a forecasted transaction that may affect earnings.

Derivative contracts hedging the risks associated with the changes in fair value are referred to as fair value hedges, while contracts hedging the risks affecting the expected future cash flow hedges. Hedges that utilize derivatives or debt instruments to manage the foreign exchange risk associated with equity investments in non-Korean Won functional currency foreign subsidiaries (net investment in a foreign operation) are called net investment hedges.

If certain hedging criteria specified in ASC 815 are met, in including testing for hedge effectiveness, special hedge accounting may be applied. The hedge effectiveness assessment methodologies for similar hedges are performed in a similar manner and are used consistently throughout the hedging relationships. For fair value hedges, the changes in value of the hedging derivative, as well as the changes in value due to the risk being hedged, are reflected in current earnings. The Group does not apply hedge accounting for cash flow hedge and net investment hedge.

For asset and liability management hedging, the fixed-rate long-term debt may be recorded at amortized cost under current U.S. GAAP. However, by electing to use ASC 815 hedge accounting, the carrying value of the debt is adjusted for changes in the benchmark interest rate, with any such changes in value recorded in current earnings. The related interest-rate swap is also recorded on the balance sheet at fair value, with any changes in fair value reflected in earnings. Thus, any ineffectiveness resulting from the hedging relationship is recorded in current earnings. Alternatively, an economic hedge, which does not meet the ASC 815 hedging criteria, would involve only recording the derivative at fair value on the balance sheet, with its associated changes in fair value recorded in earnings. The debt would continue to be carried at amortized cost and, therefore, current earnings would be impacted only by the interest rate shifts and other factors that cause the change in the swap’s value and the underlying yield of the debt.

Key aspects of achieving hedge accounting are documentation of hedging strategy and hedge effectiveness at the hedge inception and substantiating hedge effectiveness on an ongoing basis. A derivative must be highly effective in accomplishing the hedge objective of offsetting changes in the fair value for the risk recognized in current earnings. Any ineffectiveness in the hedge relationship is recognized in current earnings. The assessment of effectiveness excludes changes in the value of the hedged item that are not related to the risks being hedged.

The Group hedges exposure to changes in the fair value of outstanding fixed-rate issued debt. The fixed cash flows from those financing transactions are converted to benchmark floating-rate cash flows by entering into receive-fixed, pay-floating interest rate swaps. The Group had applied fair value hedge accounting exclusively to interest rate swap transactions with the hedged items of fixed rate debts that qualified for the short-cut method for hedge relationships commencing prior to December 31, 2005. Since the Group assumed no ineffectiveness for those transactions, no ineffective portion was recognized in the consolidated statements of income for the years presented. However, the Group has not applied hedge accounting for new hedging relationships entered into since January 1, 2006.

The gain and loss on designated and qualifying fair value hedges recognized in other non-interest income and other non-interest expense for the year ended December 31 are as follow:

	2009
	Derivatives		Hedged Items		Total
	(In millions of Won)

Gain (loss) on designated and qualifying fair value hedges:
Interest rate derivatives	~~W~~	(2,734)	~~W~~	2,734	~~W~~	—

Credit Derivatives

The Group enters into credit derivatives primarily to facilitate client transactions and to manage credit risk exposures. Credit derivatives derive value based on an underlying third party-referenced obligation or a portfolio of referenced obligations and generally require the Group as the seller of credit protection to make payments to a buyer upon the occurrence of a predefined credit event. Such credit events generally include bankruptcy of the referenced credit entity and failure to pay under the obligation, as well as acceleration of indebtedness and payment repudiation or moratorium. For credit derivatives based on a portfolio of referenced credits or credit indices, the Group may not be required to make payment until a specified amount of loss has occurred and/or may only be required to make payment up to a specified amount.

For most credit derivatives, the notional value represents the maximum amount payable by the Group. However, the Group does not exclusively monitor its exposure to credit derivatives based on notional value because this measure does not take into consideration the probability of occurrence. As such, the notional value is not a reliable indicator of the Group’s exposure to these contracts. Instead, a risk framework is used to define risk tolerances and establish limits to help to ensure that certain credit risk-related losses occur within acceptable, predefined limits.

The following disclosures represent a summary of the notional amounts of credit derivatives and credit linked notes the Group sold and purchased at December 31, 2008 and 2009:

	2008
			Protection Purchased
	Protection		with Identical		Net Protection
	Sold		Underlyings(1)		Sold
	(In millions of Won)

Credit derivatives:
Credit default swaps	~~W~~	108,025	~~W~~	—	~~W~~	108,025
Credit linked notes		37,725		—		37,725

	~~W~~	145,750	~~W~~	—	~~W~~	145,750

	2009
			Protection Purchased
	Protection		with Identical		Net Protection
	Sold		Underlyings(1)		Sold
	(In millions of Won)

Credit derivatives:
Credit default swaps	~~W~~	174,918	~~W~~	—	~~W~~	174,918
Credit linked notes		23,352		—		23,352

	~~W~~	198,270	~~W~~	—	~~W~~	198,270

Note:

(1)	Represents the notional amount of purchased credit derivatives where the Group is the protection seller on the identical underlying reference instrument.

The following table represents the maturity and credit rating of reference entities at December 31, 2008 and 2009:

	2008
	Less than		One to		Over		Total		Fair Value
	One Year		Five Years		Five Years		Notional Amount		Asset (Liability)(2)
	(In millions of Won)

Risk rating of reference entity:
AAA to BBB-(1)	~~W~~	—	~~W~~	133,175	~~W~~	12,575	~~W~~	145,750	~~W~~	(15,148)

	2009
	Less than		One to		Over		Total		Fair Value
	One Year		Five Years		Five Years		Notional Amount		Asset (Liability)(2)
	(In millions of Won)

Risk rating of reference entity:
AA to CCC-(1)	~~W~~	137,628	~~W~~	60,642	~~W~~	—	~~W~~	198,270	~~W~~	2,656

Note:

(1)	The Group considers ratings of BBB- or higher to meet the definition of investment grade.

(2)	Represents the netted amount of credit default swaps included in protection sell contracts amounting to ~~W~~20,530 million and credit linked notes included in available-for-sale securities amounting to ~~W~~23,186 million.

Credit Risk-Related Contingent Features

Certain derivative instruments contain provisions that require the Group to either post additional collateral or immediately settle any outstanding liability balances upon the occurrence of a specified credit risk-related event. These events, which are defined by the existing derivative contracts, are primarily downgrades in the credit ratings of the Group and its subsidiaries. The fair value of all derivative instruments with credit risk-related contingent features that are in a liability position on December 31, 2009 is ~~W~~1,878,791 million. The Group has posted ~~W~~476,903 million as collateral for this exposure in the normal course of business as of December 31, 2009. The Group’s credit rating as of December 31, 2009, assigned by Moody’s and S&P are A2 and A-, respectively. The Group would be required to post an additional ~~W~~312,162 million of collateral to its counterparties if Moody’s or S&P’s rating falls to Baa3 and BBB-, respectively, or below.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2009
Commitments and Contingencies [Abstract]
Commitments and Contingencies

31.	Commitments and Contingencies

Legal and Tax Contingencies

In the ordinary course of business, the Group is involved in tax and legal proceedings, claims and litigation. As of December 31, 2009, the Group has 302 pending lawsuits as a defendant (total amount: ~~W~~412,575 million). In the opinion of management, based on current knowledge and after consultation with external counsel, the outcome of such matters will not have a material adverse effect on the Group’s consolidated financial statements.

Lease Commitments

At December 31, 2009, the Group is obliged under a number of non-cancelable operating leases for premises and equipment used primarily for banking purposes. Total rent expense for the years ended December 31, 2007, 2008 and 2009 was ~~W~~232,901 million, ~~W~~220,839 million and ~~W~~228,291 million, respectively. Pursuant to the terms of non-cancelable lease agreements pertaining to premises and equipment in effect at December 31, 2009, future minimum rental commitments under various non-cancelable operating leases are as follows:

Years Ending	(In millions of Won)

2010	~~W~~	79,593
2011		48,971
2012		29,585
2013		14,276
2014		4,931
Thereafter		14,581

	~~W~~	191,937

In lieu of rent, certain lease agreements require the Group to advance a non-interest-bearing refundable security deposit to the landlord for the Group’s use during the lease term. The amount of the advance is determined by the prevailing market rate. The Group has recorded rent expense and interest income related to these leases of ~~W~~75,090 million, ~~W~~43,286 million and ~~W~~42,365 million on deposit balances of ~~W~~1,194,775 million, ~~W~~1,222,172 million and ~~W~~1,225,577 million for the years ended December 31, 2007, 2008 and 2009, respectively. Such amounts were calculated based on the fixed interest rate for time deposits with similar maturities.

Credit Commitments and Guarantees

The following table summarizes the contractual amounts relating to unused credit commitments at December 31:

	2008		2009
	(In millions of Won)

Commitments to extend credit:
Corporate	~~W~~	49,872,646	~~W~~	49,590,230
Credit card		52,577,454		64,904,222
Consumer(1)		8,350,144		8,794,536
Commercial letters of credit		3,005,711		3,319,107

	~~W~~	113,805,955	~~W~~	126,608,095

Note:

(1)	Excludes credit card.

Commitments to extend credit represent unfunded portions of authorizations to extend credit in the form of loans. The commitments expire on fixed dates and a customer has to comply with predetermined conditions to draw funds under the commitments. With respect to credit risk on commitments to extend credit, the Group is potentially exposed to loss in an amount equal to the total unused commitments. The majority of the Group’s unfunded commitments are not guarantees under ASC 460 (formerly FIN 45).

Commercial letters of credit are undertakings by the Group on behalf of customers authorizing third parties to draw drafts on the Group up to a stipulated amount under specific terms and conditions. They are generally short-term and collateralized by the underlying shipments of goods to which they relate and therefore have significantly less risk.

The Group provides a variety of guarantees to its customers to enhance their credit standing and enable them to complete a variety of business transactions. The maximum potential amount of future payments represents the notional amounts that could be lost under the guarantees if there were a total default by the guaranteed parties, without consideration of possible recoveries under recourse provisions or from collateral held or pledged. Certain guarantees issued or modified after December 31, 2002 that are not derivative contracts have been recorded on the Group’s consolidated balance sheets at their fair value at inception. The Group has recorded this amount in other liabilities with an offsetting entry in other assets. As cash is received under such arrangements and applied to other assets, the liability recorded at inception is amortized into income as commissions and fees over the life of the contract. The majority of these guarantees expire without being drawn upon. As a result, total contractual amounts are not representative of the Group’s expected future cash outlay.

The table below summarizes all of the Group’s guarantees at December 31, 2009:

											Maximum
					Total		Current		Amount of		Potential
					Notional		Carrying		Recourse or		Amount of
	Expire Within		Expire After		Amount		Liability		Collateral		Future
	One Year		One Year		Outstanding		Amount(1)		Held		Payments
					(In millions of Won)

Financial stand-by letters of credit	~~W~~	430,754	~~W~~	44,622	~~W~~	475,376	~~W~~	18,718	~~W~~	393,575	~~W~~	475,376
Other financial guarantees		880,384		36,894		917,278		6,742		839,552		917,278
Performance letters of credit and guarantees		6,434,272		3,896,876		10,331,148		282,241		9,358,181		10,331,148
Liquidity facilities to SPEs		259,682		1,408,900		1,668,582		31,024		—		1,668,582
Loans sold with recourse		—		—		—		—		—		—
Guarantees on trust accounts		437,172		3,058,360		3,495,532		—		—		3,495,532

	~~W~~	8,442,264	~~W~~	8,445,652	~~W~~	16,887,916	~~W~~	338,725	~~W~~	10,591,308	~~W~~	16,887,916

Note:

(1)	Includes allowance for guarantees and liabilities recorded under ASC 460 (formerly FIN 45).

Financial stand-by letters of credit represent irrevocable obligations to pay third party beneficiaries when its customers fail to repay loans or debt instruments, which are generally in foreign currencies.

Other financial guarantees are used in various transactions to enhance the credit standing of the Group’s customers. They represent irrevocable assurance, subject to satisfaction of certain conditions, that the Group will make payment in the event that the customers fail to fulfill their obligations to third parties. Such financial obligations include a return of security deposits and the payment of service fees.

Performance letters of credit and guarantees are issued to guarantee customers’ tender bids on construction or similar projects or to guarantee completion of such projects in accordance with contractual terms. They are also issued to support a customer’s obligation to supply specified products, commodities, maintenance or other services to third parties.

Liquidity facilities to SPEs represent irrevocable commitments to provide contingent liquidity credit lines including commercial paper purchase commitments to SPEs for which the Group serves as the administrator. The SPEs are established by clients to obtain funding from the commercial paper market or the corporate debt market by transferring assets to the SPEs. The Group has commitments to provide liquidity to the SPEs in amounts up to ~~W~~1,668,582 million at December 31, 2009. Although the Group does not sell assets to these SPEs, it would be required to provide funding under the liquidity facilities in the event that the SPEs do not hold enough funds to make scheduled payments on their outstanding senior debt securities. Under the commercial paper purchase commitments, the Group is required to purchase commercial paper issued by the SPEs when enough funding is not available in the commercial paper market. The Group has limited credit exposure to these SPEs because the risk of first loss is borne by the clients or other third parties, or the SPEs are over-collateralized with the assets sold to them.

Guarantees on trust accounts represent guarantee on the Guaranteed Principal Money Trusts which require the Group to guarantee the return of the principal amount invested at the termination of a fixed term deposit. The Group manages and administers trust assets in the capacity as a fiduciary on behalf of its customers. Trust assets and liabilities are excluded from the consolidated financial statements of the Group, and are recorded in separate accounts from those of the Group’s business. See Notes 32 and 34 for further discussion related to trust accounts.

Pledged Assets

The following table sets forth the primary components of assets pledged as collateral for borrowings and other purposes at December 31:

	2008		2009
	(In millions of Won)

Restricted cash	~~W~~	42,479	~~W~~	72,806
Trading securities		2,938,989		3,031,946
Available-for-sale securities		7,342,153		1,933,160
Held-to-maturity securities		5,278,368		5,087,576
Loans		7,687,576		5,862,846
Real estate		25,298		16,227
Other assets		7,161		5,455

	~~W~~	23,322,024	~~W~~	16,010,016

Concentrations of Geographic and Credit Risks	12 Months Ended
Dec. 31, 2009
Concentrations of Geographic and Credit Risks [Abstract]
Concentrations of Geographic and Credit Risks

32.	Concentrations of Geographic and Credit Risks

Geographic Risk

Loans to borrowers based in Korea represented approximately 96% and 97% of the Group’s loan portfolio at December 31, 2008 and 2009, respectively. Investments in debt and equity securities of Korean entities represented approximately 97% and 98% of the Group’s investment portfolio at December 31, 2008 and 2009, respectively.

Credit Risk

Concentrations of credit risk arise when a number of customers are engaged in similar business activities, or activities in the same geographic region, or have similar economic characteristics that would cause their ability to meet their contractual obligations to be similarly affected by changes in economic conditions. Note 6 and Note 7 discuss the types of securities in which the Group invests. Note 8 discusses the type of loans in which the Group engages.

The Group regularly monitors various segments of its credit risk portfolio to assess potential concentration of risks and to obtain collateral when deemed necessary. Except for securities issued by KDIC, BOK and other governmental entities, no entity was responsible for 10% or more of the Group’s total loans outstanding, trading assets and liabilities, available-for-sale securities, held-to-maturity debt securities or total interest and dividend income at December 31, 2008 and 2009 and for each of the three years ended on December 31, 2009.

The following table presents major products including both on-balance sheet (100% loans) and off-balance sheet (principally commitments to extend credit) exposures at December 31:

	2008						2009
	Credit		On-Balance		Off-Balance		Credit		On-Balance		Off-Balance
	Exposure		Sheet		Sheet		Exposure		Sheet		Sheet
					(In millions of Won)

Commercial and industrial	~~W~~	107,999,663	~~W~~	55,466,168	~~W~~	52,533,495	~~W~~	101,768,977	~~W~~	54,479,473	~~W~~	47,289,504
Other commercial		52,840,975		37,637,026		15,203,949		53,782,606		34,770,389		19,012,217
Lease financing		1,591,437		1,591,437		—		1,559,652		1,559,652		—
Mortgage and home equity		36,605,643		36,182,970		422,673		40,525,281		40,022,157		503,124
Credit cards		67,214,538		14,637,084		52,577,454		80,020,979		15,116,757		64,904,222
Other consumer		32,954,245		25,026,774		7,927,471		31,598,021		23,306,609		8,291,412

	~~W~~	299,206,501	~~W~~	170,541,459	~~W~~	128,665,042	~~W~~	309,255,516	~~W~~	169,255,037	~~W~~	140,000,479

Related Party Transactions	12 Months Ended
Dec. 31, 2009
Related Party Transactions [Abstract]
Related Party Transactions

33.	Related Party Transactions

A number of banking transactions are entered into with related parties in the normal course of business. These include trust accounts managed by the Group and loans to executives, directors and affiliated parties.

Trust Accounts

Under the FSCMA, the Group serves as trustee to the trust accounts in a trust management capacity in the normal course of business. See Note 35 for more information on trust accounts.

Loans to Executives, Directors and Affiliated Parties

The following table summarizes the movements in the amount of loans to executive officers, directors, director nominees, their immediate families and companies affiliated with the directors at December 31:

	2008		2009
	(In millions of Won)

Loans at beginning of the year	~~W~~	109,557	~~W~~	254,463
New loans		180,232		33,594
Repayments		(35,326)		(280,370)

Loans at end of the year	~~W~~	254,463	~~W~~	7,687

The following table sets forth the outstanding balances at December 31, and the related income and expense for the years ended December 31 for related party transactions:

	2007				2008				2009
			Executives,				Executives,				Executives,
			Directors and				Directors and				Directors and
	Trust		Affiliated		Trust		Affiliated		Trust		Affiliated
	Accounts		Parties		Accounts		Parties		Accounts		Parties
					(In millions of Won)

Loans	~~W~~	—	~~W~~	109,557	~~W~~	—	~~W~~	254,463	~~W~~	—	~~W~~	7,687
Trust fees payable		5,836		—		9,514		—		10,299		—
Short-term borrowings		1,044,059		—		929,175		—		772,373		—
Other liabilities		41,479		—		39,365		—		16,489		—
Net trust management fees		62,641		—		33,567		—		28,960		—
Interest expense on short-term borrowings		44,675		—		42,929		—		24,449		—
Interest on loans		—		3,668		—		5,844		—		329

It is the Group’s policy to make loans available to employees and officers on terms equivalent to those at which it extends credit to unrelated parties. The Group does not customarily track or aggregate the total earnings on such loans as outstanding amounts are not material.

Segment Reporting	12 Months Ended
Dec. 31, 2009
Segment Reporting [Abstract]
Segment Reporting

34.	Segment Reporting

For management reporting purposes, the Group’s business segment results are reported to management under Korean GAAP. The Group is organized into seven major business segments: retail banking, corporate banking, treasury and international business, other banking services, securities brokerage services, credit card and life insurance. The Group’s reportable segments are based on the nature of the products and services provided, the type or class of customers, and the Group’s management organization, and provide the basis on which the Group reports its primary segment information:

•	Retail banking — Activities within this segment include savings and demand deposits, consumer loans and mortgages of individual customers and sole proprietors with lending limits of ~~W~~1,000 million or less.

•	Corporate banking — Activities within this segment include loans, overdrafts, other credit facilities, deposits in foreign currencies and other foreign currency activities. The corporate banking segment’s assets and liabilities are mainly from transactions with customers including small and medium sized private companies, publicly traded enterprises and sole proprietors with lending limits greater than ~~W~~1 billion.

•	Treasury and international business — Activities within this segment include Shinhan Bank’s internal asset and liability management, proprietary trading in securities and derivatives, proprietary investment in security portfolios using Shinhan Bank’s capital, and international business.

•	Other banking services — Activities within this segment include Shinhan Bank’s impaired loan management, administration of Shinhan Bank, and trust account management services.

•	Securities brokerage services — Activities within this segment include a full range of brokerage services, investment advice and financial planning to retail customers, and various investment banking services to corporate customers conducted through Shinhan Investment Corp. (formerly Good Morning Shinhan Securities).

•	Credit card — Activities within this segment include processing domestic as well as overseas credit and debit card operations conducted through Shinhan Card. The credit card segment’s assets and liabilities are mainly from transactions with individual or corporate cardholders and card merchants.

•	Life insurance — Activities within this segment include Shinhan Life Insurance’s providing life-insurance products and financial consulting services, by various sales distributions such as FC, TM, CM and Bancasurance (bank alliances including Shinhan Bank), which meet the needs of individual and group customers who want health insurance, whole life insurance and pension plan, etc.

Other services of the Group are comprised of activities of the holding company and other subsidiaries such as Jeju Bank and Shinhan Capital, none of which constitutes a separately reportable segment.

Operating revenue and expense and interest revenue and expense, related to both third party and intersegment transactions, are included in determining the operating earnings of each respective segment. The provision for income tax is comprised of corporate income tax and resident tax surcharges. Income tax expenses are allocated to the respective segment based upon performance.

Transactions between the business segments are reflected on terms established by management.

Geographic segment disclosures have been excluded as assets and revenues attributable to external customers in foreign countries are not significant.

The following table sets forth information about reporting segments as of and for the years ended December 31:

	2007
	Shinhan Bank
					Treasury &		Other		Securities								Subtotal		US		Inter-
	Retail		Corporate		International		Banking		Brokerage		Credit		Life				before		GAAP		Segment
	Banking		Banking		Business		Services		Services(1)		Card(2)		Insurance		Other		Elimination		Adjustments		Transactions(3)		Total
	(In millions of Won)

Net interest income	~~W~~	2,328,020	~~W~~	863,827	~~W~~	(265,242)	~~W~~	815,499	~~W~~	137,274	~~W~~	2,804,150	~~W~~	292,659	~~W~~	92,810	~~W~~	7,068,997	~~W~~	(1,581,689)	~~W~~	(316,952)	~~W~~	5,170,356
Non-interest income		967,520		265,988		5,463,967		1,766,806		1,803,377		197,496		2,401,362		3,414,529		16,281,045		(11,102,429)		(440,410)		4,738,206

Total revenues		3,295,540		1,129,815		5,198,725		2,582,305		1,940,651		3,001,646		2,694,021		3,507,339		23,350,042		(12,684,118)		(757,362)		9,908,562
Provision(reversal) for credit losses		222,432		136,542		37,535		63,112		6,960		301,406		1,234		(26,475)		742,746		(726,059)		63,872		80,559
Non-interest expense		1,280,449		463,689		5,855,173		1,042,168		1,666,125		1,539,765		2,501,624		626,413		14,975,406		(8,726,318)		(316,442)		5,932,646
Depreciation and amortization		112,157		4,331		1,404		132,482		14,869		77,981		7,795		29,729		380,748		442,888		(11,291)		812,345

Net income (loss) before tax		1,680,502		525,253		(695,387)		1,344,543		252,697		1,082,494		183,368		2,877,672		7,251,142		(3,674,629)		(493,501)		3,083,012
Income tax expense (benefit)		473,033		147,850		(195,740)		378,466		75,920		194,420		51,335		(545,223)		580,061		517,298		(38,915)		1,058,444

Net income attributable to noncontrolling interest		—		—		—		—		—		—		—		—		—		—		94,956		94,956

Net income (loss) attributable to the Group		1,207,469		377,403		(499,647)		966,077		176,777		888,074		132,033		3,422,895		6,671,081		(4,191,927)		(549,542)		1,929,612
US GAAP adjustments		114,637		227,325		(1,059,718)		(36,445)		(30,913)		55,501		(138,793)		(3,323,521)		(4,191,927)		—		—		—
Intersegment transactions		(1,671)		(359,599)		5,144		(644)		14,860		(204,560)		50,391		(53,463)		(549,542)		—		—		—

Net income (loss) attributable to the Group	~~W~~	1,320,435	~~W~~	245,129	~~W~~	(1,554,221)	~~W~~	928,988	~~W~~	160,724	~~W~~	739,015	~~W~~	43,631	~~W~~	45,911	~~W~~	1,929,612	~~W~~	—	~~W~~	—	~~W~~	1,929,612

Segments’ total assets	~~W~~	76,218,864	~~W~~	38,958,864	~~W~~	30,535,586	~~W~~	29,392,573	~~W~~	6,685,978	~~W~~	16,880,921	~~W~~	7,410,857	~~W~~	45,991,211	~~W~~	252,074,854	~~W~~	(11,470,798)	~~W~~	(18,982,152)	~~W~~	221,621,904

Note:

(1)	Securities brokerage business is conducted through Shinhan Investment Corp. (formerly Good Morning Shinhan Securities).

(2)	Credit card business is conducted through Shinhan Card and the credit card segment in Shinhan Bank (formerly Chohung Bank).

(3)	Includes eliminations for consolidation, intersegment transactions and certain differences in classification under management reporting system.

	2008
	Shinhan Bank
					Treasury &		Other		Securities								Subtotal			US		Inter-
	Retail		Corporate		International		Banking		Brokerage		Credit		Life				before			GAAP		Segment
	Banking		Banking		Business		Services		Services(1)		Card(2)		Insurance		Other		Elimination			Adjustments		Transactions(3)	Total
											(In millions of Won)

Net interest income	~~W~~	2,309,914	~~W~~	2,476,414	~~W~~	(578,185)	~~W~~	134,540	~~W~~	184,408	~~W~~	2,958,371	~~W~~	357,085	~~W~~	(500,365)	~~W~~	7,342,182	~~W~~	(1,528,543)	~~W~~	(34,267)	~~W~~	5,779,372
Non-interest income		1,999,084		5,339,037		27,961,314		2,773,492		1,531,926		631,799		2,505,032		5,028,456		47,770,140		(42,109,891)		(1,088,832)		4,571,417

Total revenues		4,308,998		7,815,451		27,383,129		2,908,032		1,716,334		3,590,170		2,862,117		4,528,091		55,112,322		(43,638,434)		(1,123,099)		10,350,789
Provision(reversal) for credit losses		361,749		326,219		(3,660)		244,541		29,009		43,110		9,189		33,407		1,043,564		457,233		(64,199)		1,436,598
Non-interest expense		2,718,954		5,426,404		27,940,895		3,261,292		1,463,084		2,159,435		2,657,719		1,071,084		46,698,867		(40,193,949)		(649,474)		5,855,444
Depreciation and amortization		105,439		4,650		1,607		124,384		14,832		63,250		8,816		19,322		342,300		529,116		—		871,416

Net income (loss) before tax		1,122,856		2,058,178		(555,713)		(722,185)		209,409		1,324,375		186,393		3,404,278		7,027,591		(4,430,834)		(409,426)		2,187,331
Income tax expense (benefit)		309,441		74,099		(51,527)		124,396		53,108		383,800		47,160		44,888		985,365		(191,269)		(99,165)		694,931

Net income attributable to noncontrolling interest		—		—		—		—		—		—		—		—		—		—		11,701		11,701

Net income (loss) attributable to the Group		813,415		1,984,079		(504,186)		(846,581)		156,301		940,575		139,233		3,359,390		6,042,226		(4,239,565)		(321,962)		1,480,699
US GAAP adjustments		(53,561)		(480,122)		149,673		(8,694)		(15,169)		(503,266)		256,082		(3,584,508)		(4,239,565)		—		—		—
Intersegment transactions		24,855		(416,592)		(2,033)		9,177		(9,375)		248,781		6,717		(183,492)		(321,962)		—		—		—

Net income (loss) attributable to the Group	~~W~~	784,709	~~W~~	1,087,365	~~W~~	(356,546)	~~W~~	(846,098)	~~W~~	131,757	~~W~~	686,090	~~W~~	402,032	~~W~~	(408,610)	~~W~~	1,480,699		—		—	~~W~~	1,480,699

Segments’ total assets	~~W~~	84,746,067	~~W~~	46,860,042	~~W~~	50,672,104	~~W~~	31,290,886	~~W~~	7,315,710	~~W~~	17,051,579	~~W~~	8,517,262	~~W~~	48,041,984	~~W~~	294,495,634	~~W~~	(15,492,069)	~~W~~	(18,030,432)	~~W~~	260,973,133

Note:

(1)	Securities brokerage business is conducted through Shinhan Investment Corp. (formerly Good Morning Shinhan Securities).

(2)	Credit card business is conducted through Shinhan Card.

(3)	Includes eliminations for consolidation, intersegment transactions and certain differences in classification under management

	2009
	Shinhan Bank
					Treasury &		Other		Securities								Subtotal		US		Inter-
	Retail		Corporate		International		Banking		Brokerage		Credit		Life				before		GAAP		Segment
	Banking		Banking		Business		Services		Services(1)		Card(2)		Insurance		Other		Elimination		Adjustments		Transactions(3)		Total
											(In millions of Won)

Net interest income	~~W~~	2,245,178	~~W~~	876,033	~~W~~	336,678	~~W~~	242,709	~~W~~	147,002	~~W~~	2,853,957	~~W~~	419,116	~~W~~	(663,136)	~~W~~	6,457,537	~~W~~	(1,217,995)	~~W~~	(18,213)	~~W~~	5,221,329
Non-interest income		669,676		968,840		27,913,513		2,465,668		1,323,276		280,041		2,997,633		3,957,527		40,576,174		(34,322,618)		(568,815)		5,684,741

Total revenues		2,914,854		1,844,873		28,250,191		2,708,377		1,470,278		3,133,998		3,416,749		3,294,391		47,033,711		(35,540,613)		(587,028)		10,906,070
Provision(reversal) for credit losses		558,072		465,414		50,960		132,530		135,192		104,910		12,453		131,996		1,591,527		635,409		(25,772)		2,201,164
Non-interest expense		1,750,268		1,216,338		28,057,444		2,225,703		1,256,340		1,887,058		3,166,479		759,233		40,318,863		(33,403,844)		(491,185)		6,423,834
Depreciation and amortization		79,463		7,010		1,270		107,614		21,718		41,476		13,442		46,906		318,899		394,622		—		713,521

Net income (loss) before tax		527,051		156,111		140,517		242,530		57,028		1,100,554		224,375		2,356,256		4,804,422		(3,166,800)		(70,071)		1,567,551
Income tax expense (benefit)		156,969		46,494		41,850		72,232		12,844		243,799		50,402		26,264		650,854		(181,802)		(45,026)		424,026

Net income attributable to noncontrolling interest		—		—		—		—		—		—		—		—		—		—		9,673		9,673

Net income (loss) attributable to the Group		370,082		109,617		98,667		170,298		44,184		856,755		173,973		2,329,992		4,153,568		(2,984,998)		(34,718)		1,133,852
US GAAP adjustments		(90,671)		(250,439)		247,069		11,610		39,585		(216,509)		(90,485)		(2,635,158)		(2,984,998)		—		—		—
Intersegment transactions		15,684		(327,712)		59,836		(39,297)		14,447		284,414		33,881		(75,971)		(34,718)		—		—		—

Net income (loss) attributable to the Group	~~W~~	295,095	~~W~~	(468,534)	~~W~~	405,572	~~W~~	142,611	~~W~~	98,216	~~W~~	924,660	~~W~~	117,369	~~W~~	(381,137)	~~W~~	1,133,852	~~W~~	—	~~W~~	—	~~W~~	1,133,852

Segments’ total assets	~~W~~	93,012,758	~~W~~	37,373,660	~~W~~	40,836,217	~~W~~	31,014,717	~~W~~	7,551,810	~~W~~	17,556,352	~~W~~	10,054,742	~~W~~	50,983,388	~~W~~	288,383,644	~~W~~	(16,355,259)	~~W~~	(17,118,469)	~~W~~	254,909,916

Note:

(1)	Securities brokerage business is conducted through Shinhan Investment Corp. (formerly Good Morning Shinhan Securities).

(2)	Credit card business is conducted through Shinhan Card.

(3)	Includes eliminations for consolidation, intersegment transactions and certain differences in classification under management reporting system.
Shinhan Financial Group Co, Ltd. and Subsidiaries

Notes to Consolidated Financial Statements — (Continued)

Trust Accounts	12 Months Ended
Dec. 31, 2009
Trust Accounts [Abstract]
Trust Accounts

35.	Trust Accounts

The Group offers a variety of asset management and administrative services under trust arrangements in accordance with the FSCMA. In a trust management capacity, the Group is required to exercise due care in managing and preserving the trust assets. The trust accounts managed by the Group are classified into performance-based trusts and guaranteed trusts in terms of the nature of the trusts, and the guaranteed trusts consist of Guaranteed Principal Money Trusts and Guaranteed Fixed Rate Money Trusts.

The Guaranteed Principal Money Trusts require the Group to guarantee the return of the principal amount invested at the termination of a fixed term deposit. Additionally, the Group guarantees a specified rate of return on the principal amount invested in Guaranteed Fixed Rate Money Trusts. Based on the Group’s analysis of potential risk and reward generated from the guaranteed trusts, the Guaranteed Fixed Rate Money Trusts were consolidated in the Group’s consolidated financial statements in accordance with ASC 810-10 (formerly FIN 46(R)). See Note 36 for further discussion on the consolidation scope of the trust accounts.

With respect to managing the trust accounts, the Group charges investment management fees on the Guaranteed Principal Money Trusts and other performance based trusts, and receives commission income, including penalty charges for early withdrawal of fixed term deposits.

Securitizations and Variable Interest Entities	12 Months Ended
Dec. 31, 2009
Securitizations and Variable Interest Entities [Abstract]
Securitizations and Variable Interest Entities

36.	Securitizations and Variable Interest Entities

The Group securitizes sells and services corporate loans, credit card receivables, mortgage and student loans. In certain situations, the Group also provides liquidity guarantees to investors in the form of beneficial interests and standby letters of credit as discussed in Note 31.

The Group recognized net gain (loss) of ~~W~~8,099 million, ~~W~~1,196 million, and ~~W~~42,878 million in 2007, 2008, and 2009, respectively, related to securitizations and sale of loans in which the Group has surrendered control.

The Group may, in the normal course of its business, provide various products and services to various entities which may be deemed to be variable interest entities such as asset-backed securitization of performing and/or non-performing loans, various investment funds, guaranteed trusts and SPEs created for structured financing. The Group may provide liquidity facilities, may be a party to derivative contracts with VIEs, may provide loss enhancement in the form of credit and other guarantees to the VIEs, may be the investment manager and may also have an ownership interest or other investment in certain VIEs. In general, the investors in the obligations of consolidated VIEs have recourse only to the assets of those VIEs and do not have recourse to the Group, except where the Group has provided a guarantee to the investors or is the counterparty to a derivative transaction involving the VIE.

On December 31, 2008, the Group adopted ASC 810-10 and ASC 860-10 (formerly FSP FAS 140-4 and FIN 46(R)-8) which requires additional disclosures about its involvement with consolidated and unconsolidated VIEs and expanded the population of VIEs to be disclosed. For example, an unconsolidated vehicle that was sponsored by the Group is now included in the disclosures because the Group has a variable interest in the vehicle, even though that interest is not a significant variable interest. The following disclosures incorporate these requirements.

The Group determined that it was the primary beneficiary of a VIE if the Group absorbs a majority of the expected losses of the VIE, receives a majority of the expected residual returns of the VIE, or both. The Group used qualitative and quantitative assessment to determine whether it was the primary beneficiary of a VIE.

The Group consolidated its Guaranteed Fixed Rate Money Trusts because the Group was deemed to be the primary beneficiary. These trusts were constructed by the Group and it would absorb the majority of the expected losses of the trusts by providing a guarantee of the principal and a fixed rate of return on the principal amount in trust. The Group did not consolidate its Guaranteed Principal Money Trusts or performance-based trusts because the Group was not the primary beneficiary.

There was no change in consolidation scope for VIEs during the period presented except for the following cases: VIEs included for the first time due to a transaction occurred during the period, and VIEs excluded from the consolidation scope due to disposals or lapse of contracts. Also, the Group has not provided any financial or other support during the periods presented to the variable interest entity that it was not previously contractually required to provide.

The following table presents the carrying amounts and classification of assets and liabilities of VIEs which have been consolidated by the Group at December 31:

	Asset-Backed		Investment		Guaranteed Fixed
	Securitizations		Trusts		Rate Money Trusts		Total
	(In millions of Won)

December 31, 2008
Consolidated Assets
Loans	~~W~~	7,359,077	~~W~~	43,720	~~W~~	599	~~W~~	7,403,396
Securities		2,627,863		1,680,910		1,787		4,310,560
Other assets		500,497		191,689		3,483		695,669

Total Assets(1)	~~W~~	10,487,437	~~W~~	1,916,319	~~W~~	5,869	~~W~~	12,409,625

Consolidated Liabilities
Total Liabilities(1)	~~W~~	5,155,354	~~W~~	6,035	~~W~~	6,991	~~W~~	5,168,380

December 31, 2009
Consolidated Assets
Loans	~~W~~	5,857,865	~~W~~	99,124	~~W~~	141	~~W~~	5,957,130
Securities		1,939,535		1,606,396		1,368		3,547,299
Other assets		422,529		371,661		1,656		795,846

Total Assets(1)	~~W~~	8,219,929	~~W~~	2,077,181	~~W~~	3,165	~~W~~	10,300,275

Consolidated Liabilities
Total Liabilities(1)	~~W~~	4,746,732	~~W~~	359,076	~~W~~	5,527	~~W~~	5,111,335

Note:

(1)	Total assets and total liabilities of consolidated VIEs are reported net of intercompany balances that have been eliminated in consolidation.

In addition to the VIEs that are consolidated in accordance with ASC 810-10 (formerly FIN 46(R)), the Group has significant variable interests in certain other VIEs that are not consolidated because the Group is not the primary beneficiary. These VIEs are structured by other third parties. In all cases, the Group does not absorb the majority of the VIEs’ expected losses nor does it receive a majority of the VIEs’ expected residual returns, or both. These VIEs facilitate client transactions, and the Group provides the VIEs with administration services and liquidity. The transactions with these VIEs are conducted at an arm’s length, and individual credit decisions are based upon the analysis of the specific VIE, taking into consideration the quality of the underlying assets. The Group records and reports these transactions with the VIEs similar to any other third party transactions.

The following table presents the aggregated total assets of VIEs where the Group holds a significant variable interest or is a sponsor that holds a variable interest in a VIE, but is not the VIE’s primary beneficiary, and the Group’s maximum exposure to loss as a result of its involvement with the VIEs, and the carrying amount and classification of the assets and liabilities in the Group’s balance sheets that relate to the Group’s variable interest in the VIEs at December 31:

							Guaranteed
							Principal Money
			SPEs Created for				Trusts &
	Asset-Backed		Structured		Investment		Performance		Other
	Securitizations		Financing		Trusts		Based Trusts		Vehicles		Total
					(In millions of Won)

December 31, 2008
Maximum exposure to loss(1)	~~W~~	4,757,476	~~W~~	12,014,374	~~W~~	1,495,887	~~W~~	3,510,352	~~W~~	1,609,127	~~W~~	23,387,216
Total assets of VIEs		16,611,636		27,685,011		7,744,614		3,687,839		12,522,675		68,251,775

On-Balance Sheet Assets
Loans	~~W~~	1,821,505	~~W~~	6,536,367	~~W~~	—	~~W~~	—	~~W~~	141,078	~~W~~	8,498,950
Securities		1,218,770		160,582		833,148		—		200,680		2,413,180
Other assets		27,907		4,230		53		—		663		32,853

Total	~~W~~	3,068,182	~~W~~	6,701,179	~~W~~	833,201	~~W~~	—	~~W~~	342,421	~~W~~	10,944,983

On-Balance Sheet Liabilities	~~W~~	17,525	~~W~~	4,998	~~W~~	32	~~W~~	—	~~W~~	2,241	~~W~~	24,796

December 31, 2009
Maximum exposure to loss(1)	~~W~~	5,684,514	~~W~~	9,179,376	~~W~~	803,815	~~W~~	3,480,492	~~W~~	443,435	~~W~~	19,591,632
Total assets of VIEs		16,629,900		33,698,441		8,796,449		3,700,384		11,750,970		74,576,144

On-Balance Sheet Assets
Loans	~~W~~	1,597,388	~~W~~	7,084,670	~~W~~	—	~~W~~	—	~~W~~	254,618	~~W~~	8,936,676
Securities		601,086		185,236		724,527		—		72,006		1,582,855
Other assets		75,501		1,490		—		—		1,447		78,438

Total	~~W~~	2,273,975	~~W~~	7,271,396	~~W~~	724,527	~~W~~	—	~~W~~	328,071	~~W~~	10,597,969

On-Balance Sheet Liabilities	~~W~~	3,883	~~W~~	516	~~W~~	—	~~W~~	—	~~W~~	873	~~W~~	5,272

Note:

(1)	The Group’s maximum exposure to loss often differs from the carrying amount of assets and liabilities in Group’s balance sheet that relate to the Group’s variable interest in the VIEs. The maximum exposure to loss is dependent on the nature of the Group’s variable interest in the VIEs and is limited to the notional amounts of certain liquidity facilities, other credit support, derivatives and investments the Group has made in the VIEs.

As these maximum exposures to loss expire without being drawn, the total variable interest in these VIEs is not, in the Group’s view, representative of the Group’s actual future funding requirement.

Other Comprehensive Income	12 Months Ended
Dec. 31, 2009
Other Comprehensive Income [Abstract]
Other Comprehensive Income

37.	Other Comprehensive Income

The following table sets forth the movements of other comprehensive income, net of tax benefit (expense):

	Foreign		Net Unrealized		Accumulated
	Currency		Gain on		Other
	Translation		Available-for-		Comprehensive
	Adjustments		Sale Securities		Income
	(In millions of Won)

Balance at January 1, 2007	~~W~~	(37,762)	~~W~~	178,645	~~W~~	140,883
Cumulative adjustment for accounting change, net of tax effect of ~~W~~(104)		—		274		274
Foreign currency translation adjustment, net of tax effect of ~~W~~(3,018)		7,958		—		7,958
Unrealized net gains on available-for-sale securities, net of tax effect of ~~W~~(263,852)		—		696,471		696,471
Reclassifications from other comprehensive income to net income, net of tax effect ~~W~~31,629		—		(83,386)		(83,386)

Balance at December 31, 2007		(29,804)		792,004		762,200
Foreign currency translation adjustment, net of tax effect of ~~W~~(52,607)		142,257		—		142,257
Unrealized net gains on available-for-sale securities, net of tax effect of ~~W~~79,924		—		(214,571)		(214,571)
Reclassifications from other comprehensive income to net income, net of tax effect ~~W~~33,781		—		(94,405)		(94,405)

Balance at December 31, 2008		112,453		483,028		595,481
Cumulative adjustment for accounting change, net of tax effect of ~~W~~2,469		—		(8,752)		(8,752)
Foreign currency translation adjustment, net of tax effect of ~~W~~44,997		(67,906)		—		(67,906)
Unrealized net gains on available-for-sale securities, net of tax effect of ~~W~~(63,486)		—		580,596		580,596
Changes in the Group’s ownership interest in subsidiary, net of tax effect of ~~W~~(56)		—		200		200
Reclassifications from other comprehensive income to net income, net of tax effect of ~~W~~49,540		—		(130,606)		(130,606)

Balance at December 31, 2009	~~W~~	44,547	~~W~~	924,466	~~W~~	969,013

Shinhan Financial Group Co., Ltd.	12 Months Ended
Dec. 31, 2009
Shinhan Financial Group Co., Ltd. [Abstract]
Shinhan Financial Group Co., Ltd.

38.	Shinhan Financial Group Co., Ltd.

Shinhan Financial Group Co., Ltd. (the Parent Company) coordinates the activities of its various subsidiaries to offer a comprehensive line of financial services to its customers, and serves as the primary source of funding for its non-banking subsidiaries including Shinhan Card, Shinhan Investment Corp. (formerly Good Morning Shinhan Securities), Shinhan Capital.

Distributions of retained earnings of Shinhan Bank and Jeju Bank are restricted in order to meet the minimum capital ratio requirements under the FSC regulations. Also, retained earnings of Shinhan Bank and other subsidiaries of the Parent Company are restricted in accordance with the Bank Act of Korea, the Korean Commercial Law and other laws.

In certain instances, the Parent Company provided guarantees to other financial institutions that provided funding to its subsidiaries.

The following table presents the cash dividends paid to the Parent Company by its subsidiaries and affiliates for the three years ended December 31:

	2007		2008		2009
	(In millions of Won)

Cash dividends paid by:
Consolidated subsidiaries	~~W~~	489,990	~~W~~	1,931,865	~~W~~	136,241
Equity method investees		4,915		12,010		25,210

	~~W~~	494,905	~~W~~	1,943,875	~~W~~	161,451

The Parent Company’s condensed balance sheets as of December 31, 2008 and 2009, and the related condensed statements of income and cash flows for each of three-year period ended December 31, 2007, 2008 and 2009 are as follows:

CONDENSED BALANCE SHEETS

	2008		2009
	(In millions of Korean Won)

Assets
Deposits with banking subsidiary	~~W~~	670,815	~~W~~	429,825
Receivables from subsidiaries:
Non-banking subsidiaries		2,410,000		1,575,000
Investment (at equity) in subsidiaries:
Banking subsidiaries		12,693,260		13,674,187
Non-banking subsidiaries		10,353,528		10,971,879
Premises and equipment		2,237		3,685
Other assets		206,928		160,843

Total assets	~~W~~	26,336,768	~~W~~	26,815,419

Liabilities and stockholders’ equity
Short-term debt	~~W~~	1,155,300	~~W~~	674,000
Long-term debt		7,411,010		5,767,797
Accrued expenses and other liabilities		118,390		155,423

Total liabilities	~~W~~	8,684,700	~~W~~	6,597,220

Stockholders’ equity		17,652,068		20,218,199

Total liabilities and stockholders’ equity	~~W~~	26,336,768	~~W~~	26,815,419

CONDENSED STATEMENTS OF INCOME

	2007		2008		2009
	(In millions of Korean Won)

Income
Dividends from banking subsidiaries	~~W~~	301,123	~~W~~	406,516	~~W~~	11,099
Dividends from non banking subsidiaries		193,782		1,537,359		150,352
Interest income from banking subsidiaries		—		7,329		3,725
Interest income from non banking subsidiaries		63,762		116,914		119,666
Other income		54,408		148,008		203,230

Total income		613,075		2,216,126		488,072
Expenses
Interest expense		401,342		442,683		443,816
Salaries and employee benefits		33,720		4,813		26,975
Other expense		23,042		44,445		57,996

Total expenses		458,104		491,941		528,787

Income (Loss) before income tax expense and undistributed net income (loss) of subsidiaries		154,971		1,724,185		(40,715)
Income tax expense		33,235		14,560		26,756

Income (loss) before undistributed net income (loss) of subsidiaries		121,736		1,709,625		(67,471)
Equity in undistributed net income (loss) of subsidiaries:
Banking subsidiaries		967,433		261,237		470,423
Non-banking subsidiaries		840,443		(490,163)		730,900

Net income	~~W~~	1,929,612	~~W~~	1,480,699	~~W~~	1,133,852

CONDENSED STATEMENTS OF CASH FLOWS

	2007		2008		2009
	(In millions of Won)

Cash flows from operating activities
Net income	~~W~~	1,929,612	~~W~~	1,480,699	~~W~~	1,133,852
Less: Net income of subsidiaries		(2,302,781)		(1,714,949)		(1,362,774)

Parent Company net loss		(373,169)		(234,250)		(228,922)
Depreciation on premises and equipment		714		811		893
Cash dividends from subsidiaries and equity method investees		494,905		1,943,875		161,451
Other expense (income)		29,088		27,208		(27,002)
Unrealized foreign exchange gain		—		—		(10,818)
Loss on valuation of trading derivatives		—		—		14,224
Other assets, net		27,131		8,427		57,923
Accrued expense and other liabilities, net		35,480		(5,062)		21,343

Net cash provided by (used in) operating activities		214,149		1,741,009		(10,908)

Cash flows from investing activities
Net change in receivables from subsidiaries		(229,928)		(995,000)		835,000
Increase in investment in subsidiaries		(7,215,876)		(967,011)		(31,048)
Decrease in investment in subsidiaries		—		977,471		52,631
Net change in premises and equipment		(556)		(1,503)		(2,302)
Net change in other assets (including assets relating to LG Card acquisition in 2007)		(16,190)		(45,678)		1,008

Net cash provided by (used in) investing activities		(7,462,550)		(1,031,721)		855,289

Cash flows from financing activities
Net change in short-term debt		1,135,000		(99,700)		(481,300)
Proceeds from issuance of long-term debt		3,350,000		1,480,000		712,160
Repayments of long-term debt		(972,362)		(978,763)		(2,360,905)
Proceed from the issuance of stock		3,736,238		—		1,275,260
Net change in treasury stock		(48)		—		—
Cash dividends paid		(336,994)		(572,004)		(230,586)

Net cash provided by (used in) financing activities		6,911,834		(170,467)		(1,085,371)

Net increase (decrease) in cash and due from banks		(336,567)		538,821		(240,990)
Cash and due from banks, beginning of year		468,561		131,994		670,815

Cash and due from banks, end of year	~~W~~	131,994	~~W~~	670,815	~~W~~	429,825

Cash paid for interest	~~W~~	375,573	~~W~~	421,180	~~W~~	438,978